As filed with the Securities and Exchange Commission on August 6, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06511

Regions Morgan Keegan Select Funds

(Exact name of registrant as specified in charter)

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Address of principal executive offices) (Zip code)

Charles D. Maxwell

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Donald W. Smith, Esq.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Date of fiscal year end: November 30, 2008

Date of reporting period: May 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders of Regions Morgan Keegan Select Funds (the “Fund”) pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report

May 31, 2008

Select FUNDS

Regions Morgan Keegan™

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each Fund can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

i

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

We are pleased to present the enclosed semi-annual report for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each a “Fund” and, collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the six months ended May 31, 2008. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s unaudited financial statements and portfolio of investments as of May 31, 2008.

As I write, the markets continue tumultuous. Problems effecting the market appear daily in the financial and ordinary press. Investor confidence has eroded over the last year to very low levels. Economic strength both domestically and internationally has weakened. If you are concerned about the markets, particularly the stock market, you have a lot of company and much evidence to support your concern. Our job is to manage your mutual funds in a manner which makes the best of a difficult situation. We are hopeful that we are nearing the end of this “bear market”. Several market indicators we watch help us be hopeful. In the mean time, our portfolio managers, analysts and management team are working diligently to choose our securities carefully and manage your portfolios with an eye toward quality.

As always, we appreciate your continued support of the Regions Morgan Keegan Select family of funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio’s performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision-making and personal service to meet your financial needs. If you have any questions about the Funds, please call us toll-free at 877-757-7424.

Sincerely,

Brian B. Sullivan, CFA

President

Regions Morgan Keegan Select Funds

July 28, 2008

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and on redemptions; and (2) operating costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. Operating costs, which are deducted from a Fund’s gross income, reduce the investment return of the Fund.

A Fund’s operating expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 1, 2007 and ending May 31, 2008.

The following table illustrates your Fund’s costs in two ways:

Based on actual fund return.    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period.”

Based on hypothetical 5% return.    This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any sales charges (loads) on purchases or on redemptions which may be incurred by some of the Fund’s share classes. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these sales charges (loads) were included, your overall costs would have been higher.

You can find more information about a Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

	Annualized Expense Ratio	Beginning Account Value December 1, 2007	Ending Account Value May 31, 2008	Expenses Paid During Period(1)

MID CAP GROWTH FUND
Actual
Class A Shares	1.22%	$1,000	$1,044.60	$6.24
Class C Shares	1.97%	1,000	1,038.40	10.04
Class I Shares	0.97%	1,000	1,046.60	4.96
Hypothetical
(assuming a 5% return before expenses)
Class A Shares	1.22%	$1,000	$1,018.90	$6.16
Class C Shares	1.97%	1,000	1,015.15	9.92
Class I Shares	0.97%	1,000	1,020.15	4.90

GROWTH FUND
Actual
Class A Shares	1.21%	$1,000	$992.60	$6.03
Class C Shares	1.96%	1,000	986.50	9.73
Class I Shares	0.96%	1,000	993.50	4.78
Hypothetical
(assuming a 5% return before expenses)
Class A Shares	1.21%	$1,000	$1,018.95	$6.11
Class C Shares	1.96%	1,000	1,015.20	9.87
Class I Shares	0.96%	1,000	1,020.20	4.85

CORE EQUITY FUND
Actual
Class A Shares	1.36%	$1,000	$991.90	$6.77
Class C Shares	2.11%	1,000	990.60	10.50
Class I Shares	1.11%	1,000	993.00	5.53
Hypothetical
(assuming a 5% return before expenses)
Class A Shares	1.36%	$1,000	$1,018.20	$6.86
Class C Shares	2.11%	1,000	1,014.45	10.63
Class I Shares	1.11%	1,000	1,019.45	5.60

MID CAP VALUE FUND
Actual
Class A Shares	1.35%	$1,000	$974.10	$6.66
Class C Shares	2.10%	1,000	967.40	10.33
Class I Shares	1.10%	1,000	976.10	5.43
Hypothetical
(assuming a 5% return before expenses)
Class A Shares	1.35%	$1,000	$1,018.25	$6.81
Class C Shares	2.10%	1,000	1,014.50	10.58
Class I Shares	1.10%	1,000	1,019.50	5.55
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

	Annualized Expense Ratio	Beginning Account Value December 1, 2007	Ending Account Value May 31, 2008	Expenses Paid During Period(1)

VALUE FUND
Actual
Class A Shares	1.22%	$1,000	$955.60	$5.96
Class C Shares	1.97%	1,000	951.90	9.61
Class I Shares	0.97%	1,000	956.60	4.74
Hypothetical
(assuming a 5% return before expenses)
Class A Shares	1.22%	$1,000	$1,018.90	$6.16
Class C Shares	1.97%	1,000	1,015.15	9.92
Class I Shares	0.97%	1,000	1,020.15	4.90

BALANCED FUND
Actual
Class A Shares	1.25%	$1,000	$1,014.60	$6.30
Class C Shares	2.00%	1,000	1,010.70	10.05
Class I Shares	1.00%	1,000	1,015.90	5.04
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	$1,000	$1,018.75	$6.31
Class C Shares	2.00%	1,000	1,015.00	10.08
Class I Shares	1.00%	1,000	1,020.00	5.05

FIXED INCOME FUND
Actual
Class A Shares	0.99%	$1,000	$1,002.50	$4.96
Class C Shares	1.74%	1,000	997.80	8.69
Class I Shares	0.74%	1,000	1,003.80	3.71
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.99%	$1,000	$1,020.05	$5.00
Class C Shares	1.74%	1,000	1,016.30	8.77
Class I Shares	0.74%	1,000	1,021.30	3.74

LIMITED MATURITY FIXED INCOME FUND
Actual
Class A Shares	1.05%	$1,000	$960.10	$5.15
Class C Shares	1.79%	1,000	956.50	8.76
Class I Shares	0.80%	1,000	958.80	3.92
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.05%	$1,000	$1,019.75	$5.30
Class C Shares	1.79%	1,000	1,016.05	9.02
Class I Shares	0.80%	1,000	1,021.00	4.04
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

	Annualized Expense Ratio	Beginning Account Value December 1, 2007	Ending Account Value May 31, 2008	Expenses Paid During Period(1)

INTERMEDIATE TAX EXEMPT BOND FUND
Actual
Class A Shares	0.87%	$1,000	$1,018.00	$4.39
Class C Shares	1.62%	1,000	1,013.10	8.15
Class I Shares	0.62%	1,000	1,019.20	3.13
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.87%	$1,000	$1,020.65	$4.39
Class C Shares	1.62%	1,000	1,016.90	8.17
Class I Shares	0.62%	1,000	1,021.90	3.13

TREASURY MONEY MARKET FUND
Actual
Class A Shares	0.66%	$1,000	$1,009.50	$3.32
Class I Shares	0.41%	1,000	1,010.70	2.06
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.66%	$1,000	$1,021.70	$3.34
Class I Shares	0.41%	1,000	1,022.95	2.07

MONEY MARKET FUND
Actual
Class A Shares	0.67%	$1,000	$1,014.40	$3.37
Class I Shares	0.42%	1,000	1,015.70	2.12
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.67%	$1,000	$1,021.65	$3.39
Class I Shares	0.42%	1,000	1,022.90	2.12
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Growth Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of mid-capitalization companies (i.e., companies whose market capitalization falls within the range tracked by the Russell Mid Cap Growth Index at the time of purchase).

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Mid-capitalization and growth stocks typically carry additional risk, since smaller companies generally have higher risk of failure and growth stocks generally have been more susceptible to market, economic and individual company developments and, in each case historically, these stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Mid Cap Growth Fund’s Class A Shares had a total return of 4.46%, based on net asset value. The Russell Mid Cap Growth Index(1), the Fund’s benchmark, had a total return of 0.82% and the Lipper Mid Cap Growth Fund Index(2) had a total return of –1.62% during the same period. So it was a good first half for the Fund relative to its benchmark and peer group even though the absolute return was rather modest.

In an unusual circumstance, the Fund’s greatest contributor to performance was to be under-invested in weaker sectors of the market. Consumer Discretionary and Health Care stocks were among the poorer performing mid-cap stocks during the period. The Fund, being under-weighted in these sectors, was able to hold value as these market sectors weighed heavy on the benchmark. The Fund did have positive success in the Energy, Materials and Industrials sectors as has been the case recently.

Individual stocks that led performance over the last six months were: Southwestern Energy Co., +78%; Cimarex Energy Co., +76%; Arch Coal Inc., +72%; Flowserve Corp., +47% and Agnico-Eagle Mines Ltd., +47%. Less successful stocks were: AMR Corp., –66%; Health Net Inc., –36%; Sunoco Inc., –33%; Ciena Corp., –31%; and Legg Mason Inc., –29%.

We have been long the Energy, Materials and Industrials strategy for a few years now. The last thing we want to do is to “over stay” the party. However, Energy and Materials prices are still in short supply while valuations have not become too expensive. So, we will continue to favor these sectors until it becomes difficult to make money in the strategy; valuations in these sectors become expensive relative to past valuations; and/or other sectors begin to outperform relative to these sectors.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2008

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
SWN	Southwestern Energy Co.	3.9%	ACI	Arch Coal, Inc.	2.6%
NBL	Noble Energy, Inc.	3.6%	ABX	Barrick Gold Corp.	2.4%
JEC	Jacobs Engineering Group, Inc.	2.8%	MDY	Midcap SPDRs	2.4%
BTU	Peabody Energy Corp.	2.7%	HRS	Harris Corp.	2.0%
FLS	Flowserve Corp.	2.7%	BG	Bunge Ltd.	1.8%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	28.7%	Basic Materials	6.2%
Consumer Products	22.3%	Communications	5.3%
Industrials	10.8%	Exchange Traded Funds	4.6%
Short-Term Investments	8.6%	Financials	4.2%
Technology	7.3%	Utilities	2.0%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $755 million to $20.5 billion range. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Lipper Mid Cap Growth Index is the average return of the 30 largest mid-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class A Shares(1) from November 30, 1997 to May 31, 2008 compared to the Russell Mid Cap Growth Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to May 31, 2008 compared to the Russell Mid Cap Growth Index(2).

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class I Shares from the commencement of investment operations on June 23, 2004 to May 31, 2008 compared to the Russell Mid Cap Growth Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-1.28%	2.06%	13.76%	13.53%	14.34%
(EXCLUDING SALES LOAD)(1)	4.46%	8.00%	15.06%	14.17%	14.78%
CLASS C SHARES***	2.81%	6.06%	14.45%	N/A	9.57%
(EXCLUDING CDSC)	3.84%	7.13%	14.45%	N/A	9.57%
CLASS I SHARES	4.66%	8.35%	N/A	N/A	12.86%
RUSSELL MID CAP GROWTH INDEX (2)	0.82%	-0.79%	14.36%	6.74%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $755 million to $20.5 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on June 30, 1993, January 7, 2002 and June 23, 2004, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks–86.7%

		Basic Materials–6.2%
		Iron/Steel–1.1%
80,000	(2)	Carpenter Technology Corporation	$4,416,000

		Mining–5.1%
60,000	(2)	Agnico-Eagle Mines Limited	4,241,400
240,000		Barrick Gold Corporation	9,669,600
140,000		Newmont Mining Corporation	6,654,200

		Total	20,565,200

		Total Basic Materials	24,981,200

		Communications–5.3%
		Media–1.4%
60,000	(1)(2)	DISH Network Corporation	2,106,600
50,000		John Wiley & Sons, Inc.	2,362,500
100,000	(1)	XM Satellite Radio Holdings Inc.	1,063,000

		Total	5,532,100

		Telecommunications–3.9%
90,000	(1)(2)	Ciena Corporation	2,750,400
40,000	(1)	CommScope, Inc.	2,194,000
70,000	(1)	Crown Castle International Corp.	2,974,300
120,000		Harris Corporation	7,893,600

		Total	15,812,300

		Total Communications	21,344,400

		Consumer Products–22.3%
		Agriculture–1.8%
60,000	(2)	Bunge Limited	7,162,200

		Airlines–0.7%
400,000	(1)(2)	AMR Corporation	2,876,000

		Apparel–1.0%
40,000	(1)	Coach, Inc.	1,452,000
30,000	(2)	Polo Ralph Lauren Corporation	2,095,500
30,000	(1)(2)	The Timberland Company	552,300

		Total	4,099,800

		Auto Parts–0.5%
40,000		BorgWarner, Inc.	2,068,400

		Beverages–0.8%
100,000		The Pepsi Bottling Group, Inc.	3,242,000

		Biotechnology–1.3%
40,000	(1)	Celgene Corporation	2,434,400
100,000	(1)(2)	Vertex Pharmaceuticals Incorporated	2,863,000

		Total	5,297,400

		Commercial Services–0.7%
20,000	(1)	ITT Educational Services, Inc.	1,452,600
6,000		Strayer Education, Inc.	1,199,400

		Total	2,652,000

		Cosmetics/Personal Care–0.6%
60,000		Avon Products, Inc.	2,343,600

		Distribution/Wholesale–1.1%
90,000	(2)	Fastenal Company	4,449,600

		Healthcare Products–2.8%
60,000	(2)	DENTSPLY International, Inc.	2,432,400
50,000	(1)(2)	Henry Schein, Inc.	2,786,000
140,000	(1)(2)	Hologic, Inc.	3,364,200

Shares			Value
Common Stocks (continued)
3,600	(1)	Intuitive Surgical, Inc.	$1,056,924
40,000	(1)	St. Jude Medical, Inc.	1,630,000

		Total	11,269,524

		Healthcare Services–2.1%
50,000	(1)	Coventry Health Care, Inc.	2,301,500
100,000	(1)	Health Net, Inc.	3,100,000
60,000	(1)(2)	Pediatrix Medical Group, Inc.	3,229,800

		Total	8,631,300

		Home Builders–0.1%
1,000	(1)	NVR, Inc.	565,370

		Household Products–1.3%
60,000	(2)	Church & Dwight Co., Inc.	3,415,800
100,000	(1)(2)	Jarden Corporation	1,875,000

		Total	5,290,800

		Pharmaceuticals–3.1%
30,000	(2)	Allergan, Inc.	1,728,600
50,000	(1)(2)	Cephalon, Inc.	3,385,500
80,000	(1)	Express Scripts, Inc.	5,768,800
50,000	(1)(2)	VCA Anatech, Inc.	1,568,500

		Total	12,451,400

		Retail–4.4%
50,000		Advance Auto Parts, Inc.	2,015,000
60,000	(2)	American Eagle Outfitters, Inc.	1,093,200
40,000		Brinker International, Inc.	877,200
70,000	(1)(2)	Buffalo Wild Wings, Inc.	2,306,500
100,000	(2)	CBRL Group, Inc.	2,945,000
50,000	(1)	Chico’s FAS, Inc.	380,500
56,000	(1)	Dollar Tree Stores, Inc.	2,066,400
50,000		Guess?, Inc.	2,041,500
80,000		Ross Stores, Inc.	2,929,600
40,000	(1)	Urban Outfitters, Inc.	1,287,600

		Total	17,942,500

		Total Consumer Products	90,341,894

		Energy–28.7%
		Coal–5.3%
160,000		Arch Coal, Inc.	10,385,600
150,000	(2)	Peabody Energy Corporation	11,088,000

		Total	21,473,600

		Energy Alternate Sources–0.1%
1,000	(1)	First Solar, Inc.	267,540

		Oil & Gas–12.0%
80,000	(1)(2)	Cameron International Corporation	4,258,400
60,000		ENSCO International Incorporated	4,309,800
80,000	(1)	Newfield Exploration Company	5,059,200
150,000		Noble Energy, Inc.	14,617,500
20,000		Range Resources Corporation	1,315,200
360,000	(1)(2)	Southwestern Energy Company	15,962,400
70,000		Sunoco, Inc.	3,112,900

		Total	48,635,400

		Oil & Gas Services–8.4%
80,000	(2)	Cimarex Energy Co.	5,451,200
70,000	(1)	Denbury Resources Inc.	2,382,100
80,000	(1)	FMC Technologies, Inc.	5,748,000

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks (continued)
60,000		Frontier Oil Corporation	$1,806,600
60,000	(1)	National Oilwell Varco, Inc.	4,999,200
50,000	(1)	Oceaneering International, Inc.	3,568,000
70,000		Smith International, Inc.	5,524,400
100,000	(1)	Weatherford International Ltd.	4,563,000

		Total	34,042,500

		Pipelines–2.9%
56,000		Equitable Resources, Inc.	3,932,880
80,000		Questar Corporation	5,137,600
70,000		The Williams Companies, Inc.	2,662,800

		Total	11,733,280

		Total Energy	116,152,320

		Financials–4.2%
		Diversified Financial Services–4.0%
80,000		Ameriprise Financial, Inc.	3,780,800
16,000	(1)	IntercontinentalExchange, Inc.	2,211,200
90,000	(2)	Janus Capital Group, Inc.	2,610,000
40,000		Legg Mason, Inc.	2,152,400
20,000		NYSE Euronext, Inc.	1,278,400
120,000	(1)(2)	The Nasdaq Stock Market, Inc.	4,203,600

		Total	16,236,400

		Real Estate Investment Trusts–0.2%
40,000	(1)	CB Richard Ellis Group, Inc.	898,400

		Total Financials	17,134,800

		Industrials–10.8%
		Diversified Machinery–2.7%
80,000	(2)	Flowserve Corporation	11,081,600

		Electrical Components & Equipment–0.4%
20,000	(1)	Energizer Holdings, Inc.	1,631,800

		Electronics–0.5%
40,000		Amphenol Corporation	1,865,200

		Engineering & Construction–3.5%
16,000		Fluor Corporation	2,984,800
120,000	(1)	Jacobs Engineering Group Inc.	11,373,600

		Total	14,358,400

		Environmental Control–0.9%
60,000	(1)	Stericycle, Inc.	3,498,000

		Manufacturing–0.7%
44,000		Textron Inc.	2,752,200

		Metal Fabricate/Hardware–1.5%
50,000		Precision Castparts Corp.	6,040,000

		Transportation–0.6%
40,000		C.H. Robinson Worldwide, Inc.	2,580,000

		Total Industrials	43,807,200

		Technology–7.2%
		Computers–3.2%
40,000	(1)	Cognizant Technology Solutions Corporation	1,411,200
90,000	(1)(2)	DST Systems, Inc.	5,706,000
30,000	(1)	Synopsys, Inc.	790,500
140,000	(1)(2)	Western Digital Corporation	5,254,200

		Total	13,161,900

Shares			Value
Common Stocks (continued)
		Semiconductors–1.9%
100,000		Applied Materials, Inc.	$1,981,000
200,000	(1)	Cypress Semiconductor Corporation	5,576,000

		Total	7,557,000

		Software–2.1%
100,000		Fidelity National Information Services, Inc.	4,028,000
50,000		The Dun & Bradstreet Corporation	4,581,000

		Total	8,609,000

		Total Technology	29,327,900

		Utilities–2.0%
		Electric–2.0%
140,000	(1)(2)	NRG Energy, Inc.	5,822,600
120,000	(1)	The AES Corporation	2,337,600

		Total Utilities	8,160,200

		Total Common Stocks (identified cost $271,176,205)	$351,249,914

Exchange Traded Funds–4.6%
140,000	(2)	Market Vectors Gold Miners	6,442,800
60,000	(2)	Midcap Standard & Poors Trust Series 1	9,637,200
80,000	(2)	Semiconductor HOLDRs	2,612,000

		Total	18,692,000

		Total Exchange Traded Funds (identified cost $16,500,530)	18,692,000

Short-Term Investments–27.4%
76,141,294		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	76,141,294
17,449,132		Fidelity Institutional Money Market Fund	17,449,132
17,449,133		Lehman Brothers Institutional Prime Money Market Fund	17,449,133

		Total Short-Term Investments (identified cost $111,039,559)	111,039,559

Principal Amount
Certificates of Deposit–3.8%
$1,995,874		Bank of Ireland, 2.590%, 2/12/2009 (held as collateral for securities lending)	1,995,874
2,988,803		Calyon New York, 5.535%, 2/13/2009 (held as collateral for securities lending)	2,988,803
3,014,316		Deutsche Bank AG Yankee, 3.420%, 1/25/2010 (held as collateral for securities lending)	3,014,316
1,499,483		Nordea Bank Finland New York, 2.790%, 12/1/2008 (held as collateral securities lending)	1,499,483

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Principal Amount		Value
Certificates of Deposit (continued)
$2,998,606	Nordea Bank Finland New York, 2.724%, 2/6/2009 (held as collateral securities lending)	$2,998,606
1,984,936	Suntrust Bank, 2.413%, 6/25/2009 (held as collateral for securities lending)	1,984,936
985,134	Suntrust Bank, 2.419%, 1/29/2010 (held as collateral for securities lending)	985,134

	Total Certificates of Deposit (identified cost $15,467,152)	15,467,152

	Total Investments–122.5% (identified cost $414,183,446)	496,448,625

	Other Assets and Liabilities–Net–(22.5)%	(91,132,514)

	Total Net Assets–100.0%	$405,316,111

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 5 to the Financial Statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Growth Fund seeks growth of capital and income. The Fund invests in common stocks of companies that are expected to achieve above-average growth in earnings.

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Growth style stocks are considered to be more susceptible to developments affecting the market/economy and the individual company than common stocks in general. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Growth Fund’s Class A Shares had a total return of –0.74%, based on net asset value. During the same period, the Standard & Poor’s 500 Index(1), the Fund’s benchmark, returned –4.47% and the Lipper Large Cap Growth Fund Index(2) returned –3.10%. So it was a good first half for the Fund relative to its benchmark and peer group even though the absolute return was disappointing.

The Fund’s outperformance against its benchmark index was derived from investments in Technology and Energy. Individual stocks that led performance over the last six months were: MasterCard, Inc., +54%; Noble Energy, Inc., +36%; Burlington Northern Santa Fe Group, +36%; Halliburton Co., +33% and XTO Energy, Inc., +29%. Less successful stocks were: American International Group, Inc., –38%; CME Group, Inc., –34%; WellPoint, Inc., –34%; Sunoco, Inc., –33%; and UnitedHealth Group, Inc., –38%.

We have been long the Energy, Materials and Industrial strategy for a few years now. The last thing we want to do is to “over stay” the party. However, Energy and Materials prices are still in short supply while valuations have not become too expensive. So, we will continue to favor these sectors until it becomes difficult to make money in the strategy; valuations in these sectors become expensive relative to past valuations; and/or other sectors begin to outperform relative to these sectors.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2008

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
XOM	Exxon Mobil Corp.	6.3%	XTO	XTO Energy, Inc.	2.9%
CSCO	Cisco Systems, Inc.	4.3%	SLB	Schlumberger Limited	2.8%
IBM	International Business Machines Corp.	4.1%	JNJ	Johnson & Johnson	2.6%
RIG	Transocean, Inc.	4.0%	ABX	Barrick Gold Corp.	2.4%
ORCL	Oracle Corp.	3.1%	CVX	Chevron Corp.	2.3%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	29.8%	Industrials	7.8%
Consumer Products	17.9%	Basic Materials	4.6%
Technology	16.5%	Financials	3.9%
Healthcare	8.3%	Exchange Traded Funds	1.9%
Communications	7.9%	Short-Term Investments	1.4%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Lipper Large Cap Growth Index is the average return of the 30 largest large-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class A Shares(1) from November 30, 1997 to May 31, 2008 compared to the Standard & Poor’s 500 Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to May 31, 2008 compared to the Standard & Poor’s 500 Index (2), a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class I Shares from the commencement of investment operations on May 19, 2005 to May 31, 2008 compared to the Standard & Poor’s 500 Index (2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-6.20%	0.00%	7.70%	2.72%	7.63%
(EXCLUDING SALES LOAD)(1)	-0.74%	5.82%	8.93%	3.30%	8.01%
CLASS C SHARES***	-2.33%	3.95%	8.26%	N/A	3.98%
(EXCLUDING CDSC)	-1.35%	5.00%	8.26%	N/A	3.98%
CLASS I SHARES	-0.65%	6.08%	N/A	N/A	10.25%
STANDARD & POOR’S 500 INDEX(2)	-4.47%	-6.70%	9.77%	4.21%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, January 7, 2002 and May 19, 2005, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks–95.8%

		Basic Materials–4.6%
		Iron/Steel–0.9%
50,000		Nucor Corporation	$3,740,000

		Mining–3.7%
260,000		Barrick Gold Corporation	10,475,400
120,000		Newmont Mining Corporation	5,703,600

		Total	16,179,000

		Total Basic Materials	19,919,000

		Communications–7.7%
		Internet–2.1%
16,000	(1)	Google Inc.	9,372,800

		Telecommunications–5.6%
700,000	(1)	Cisco Systems, Inc.	18,704,000
20,000		Nokia	568,000
110,000		QUALCOMM Incorporated	5,339,400

		Total	24,611,400

		Total Communications	33,984,200

		Consumer Products–17.7%
		Agriculture–2.1%
80,000		Archer-Daniels-Midland Company	3,176,000
50,000	(2)	Bunge Limited	5,968,500

		Total	9,144,500

		Apparel–0.8%
40,000	(1)	Coach, Inc.	1,452,000
30,000		NIKE, Inc.	2,051,100

		Total	3,503,100

		Beverages–3.5%
110,000		The Coca-Cola Company	6,298,600
20,000		The Pepsi Bottling Group, Inc.	648,400
120,000		PepsiCo, Inc.	8,196,000

		Total	15,143,000

		Biotechnology–4.7%
80,000	(1)(2)	Celgene Corporation	4,868,800
40,000	(1)	Genentech, Inc.	2,834,800
90,000	(1)	Genzyme Corporation	6,161,400
120,000	(1)(2)	Gilead Sciences, Inc.	6,638,400

		Total	20,503,400

		Commercial Services–1.4%
20,000	(2)	MasterCard Incorporated	6,173,000

		Cosmetics/Personal Care–2.1%
140,000		The Procter & Gamble Company	9,247,000

		Retail–3.1%
40,000		CVS Corporation	1,711,600
60,000		The Home Depot, Inc.	1,641,600
30,000	(1)	Kohl’s Corporation	1,344,000
80,000		Lowe’s Companies, Inc.	1,920,000
80,000	(1)	Starbucks Corporation	1,455,200
40,000	(2)	Target Corporation	2,134,400
100,000		Walgreen Co.	3,602,000

		Total	13,808,800

		Total Consumer Products	77,522,800

Shares			Value
Common Stocks (continued)

		Energy–29.6%
		Coal–1.0%
60,000	(2)	Peabody Energy Corporation	$4,435,200

		Oil & Gas–20.2%
116,000	(2)	Transocean Inc.	17,422,040
12,000		Apache Corporation	1,608,720
100,000		Chevron Corporation	9,915,000
10,000		Murphy Oil Corporation	926,500
100,000	(2)	Noble Energy, Inc.	9,745,000
90,000		Noble Corporation	5,682,600
60,000	(2)	Sunoco, Inc.	2,668,200
310,000		Exxon Mobil Corporation	27,515,600
200,000		XTO Energy Inc.	12,724,000

		Total	88,207,660

		Oil & Gas Services–8.4%
60,000	(1)(2)	FMC Technologies, Inc.	4,311,000
180,000		Halliburton Company	8,744,400
50,000	(1)	National-Oilwell Varco Inc.	4,166,000
80,000		Smith International, Inc.	6,313,600
120,000		Schlumberger Limited	12,135,600
20,000	(1)(2)	Weatherford International Ltd.	912,600

		Total	36,583,200

		Total Energy	129,226,060

		Financials–3.9%
		Diversified Financial Services–3.9%
90,000	(2)	American Express Company	4,171,500
30,000		Franklin Resources, Inc.	3,036,600
10,000		CME Group Inc.	4,303,000
20,000	(2)	The Goldman Sachs Group, Inc.	3,528,200
30,000		NYSE Euronext, Inc.	1,917,600

		Total	16,956,900

		Total Financials	16,956,900

		Healthcare–8.3%
		Healthcare Products–3.3%
170,000		Johnson & Johnson	11,345,800
60,000		Medtronic, Inc.	3,040,200

		Total	14,386,000

		Healthcare Services–2.6%
40,000	(1)(2)	Coventry Health Care, Inc.	1,841,200
160,000		UnitedHealth Group Incorporated	5,473,600
70,000	(1)	WellPoint, Inc.	3,907,400

		Total	11,222,200

		Pharmaceuticals–2.4%
140,000		Abbott Laboratories	7,889,000
60,000		Wyeth	2,668,200

		Total	10,557,200

		Total Healthcare	36,165,400

		Industrials–7.7%
		Aerospace/Defense–1.1%
70,000		United Technologies Corporation	4,972,800

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks (continued)
		Electrical Components & Equipment–1.3%
100,000		Emerson Electric Co.	$5,818,000

		Machinery–2.8%
100,000		Caterpillar Inc.	8,264,000
50,000		Deere & Company	4,067,000

		Total	12,331,000

		Metal–1.1%
40,000		Precision Castparts Corp.	4,832,000

		Transportation–1.4%
40,000		Burlington Northern Santa Fe Corporation	4,522,000
20,000	(2)	United Parcel Service, Inc.	1,420,400

		Total	5,942,400

		Total Industrials	33,896,200

		Technology–16.3%
		Computers–8.0%
10,000	(1)	Apple Computer, Inc.	1,887,500
80,000	(1)	Dell Inc.	1,844,800
160,000	(1)	EMC Corporation	2,790,400
140,000	(2)	International Business Machines Corporation	18,120,200
80,000	(1)(2)	Network Appliance, Inc.	1,950,400
60,000	(1)	Research In Motion Limited	8,332,200

		Total	34,925,500

		Semiconductors–2.5%
200,000		Applied Materials, Inc.	3,962,000
140,000		Intel Corporation	3,245,200
120,000		Texas Instruments Incorporated	3,897,600

		Total	11,104,800

		Software–5.8%
90,000	(1)	Citrix Systems, Inc.	3,080,700
300,000		Microsoft Corporation	8,496,000
600,000	(1)	Oracle Corporation	13,704,000

		Total	25,280,700

		Total Technology	71,311,000

		Total Common Stocks (identified cost $305,263,617)	$418,981,560

Exchange Traded Funds–1.9%
180,000	(2)	Market Vectors Gold Miners ETF	8,283,600

		Total Exchange Traded Funds (identified cost $7,217,449)	8,283,600

Short-Term Investments–18.0%
72,880,067		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	72,880,067
2,937,818		Fidelity Institutional Money Market Fund	2,937,818
2,937,818		Lehman Brothers Prime Money Market Fund	2,937,818

		Total Short-Term Investments (identified cost $78,755,703)	78,755,703

Principal Amount		Value
Certificates of Deposit–1.5%
$1,992,950	Calyon New York, 2.462%, 2/13/2009 (held as collateral for securities lending)	$1,992,535
1,996,474	Bank of Ireland, 2.475%, 2/12/2009 (held as collateral for securities lending)	1,995,874
2,496,127	Nordea Bank Finland New York, 2.450%, 2/6/2009 (held as collateral for securities lending)	2,498,839

	Total Certificates of Deposit (identified cost $6,487,248)	6,487,248

	Total Investments–117.2% (identified cost $397,724,017)	512,508,111

	Other Assets and Liabilities–Net–(17.2)%	(75,373,749)

	Total Net Assets–100.0%	$437,134,362

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 5 to the financial statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Core Equity Fund seeks long-term growth of capital, current income and growth of income. The Fund typically invests in a combination of growth stocks and value stocks. By investing in a blend of stocks that demonstrate strong long-term earnings potential and undervalued stocks, the Fund seeks to achieve strong returns with less volatility.

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Growth style stocks are considered to be more susceptible to developments affecting the market/economy and the individual company than common stocks in general. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Core Equity Fund’s Class A Shares had a total return of –0.81%, based on net asset value. The Fund outperformed the Standard & Poor’s 500 Index(1) and the Lipper Large-Cap Core Funds Index(2), the Fund’s benchmarks, which had total returns of –4.47% and –3.86%, respectively, during the same period. The Fund’s Class I Shares finished among the top forty Large Cap Blend funds in the Morningstar universe of 1,976 large-cap blend funds for the year ended December 31, 2007.

Aggressive rate cutting on the part of the Federal Reserve Bank both in January and March—particularly in connection with the bail-out of Bear Stearns—seemed to indicate that the stocks in the Financial sector had bottomed and were beginning to rebound. However, ever-declining home prices produced another wave of write-downs at financial companies and accelerated the problems with credit quality particularly in bank loan portfolios. The Financial stocks resumed their decline and most likely will remain weak until home prices stabilize. Fundamentals for the Financial stocks are poor, likewise the technical indicators. Earnings and earnings estimates are falling. Through March 31, 2008, home prices declined 14% over the past twelve months.

The only two sectors that have performed well are the Energy and the Materials sectors. We continue to overweight those sectors in the Fund. Unlike the Financials, fundamentals, technical indicators, earnings and earnings estimates are improving for most Energy and Materials stocks. Two of our better-performing Materials stocks, Monsanto Co. and Potash Corporation of Saskatchewan Inc., are both beneficiaries of the agricultural boom. Energy prices continue to soar, and our stocks such as XTO Energy Inc. and Chevron Corp. have performed well. Two holdings in the Consumer Staples sector, PepsiCo. Inc. and Altria Group Inc., both underperformed. In the Financial sector, both JP Morgan Chase & Co. and MetLife, Inc. underperformed. However, the underweighted position in the Financials added to performance.

The past six months have been a trying time in the economy and the equity markets. Looking toward the next six months, we continue to face rising energy costs, pressure on the consumer, falling home prices, and the uncertainty of a national election. Despite these hurdles, the Fund with the overweight positions in Energy and Materials and underweight in Financial stocks seems to be well-positioned for such an environment.

Walter A. Hellwig Senior Portfolio Manager Morgan Asset Management, Inc.	John B. Russell, CFA Assistant Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2008

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
AAPL	Apple, Inc.	5.0%	BNI	Burlington Northern Santa Fe Corp.	3.0%
GILD	Gilead Sciences, Inc.	4.4%	MON	Monsanto Co.	2.7%
XOM	Exxon Mobil Corp.	4.0%	NOV	National Oilwell Varco, Inc.	2.6%
POT	Potash Corp of Saskatchewan, Inc.	3.7%	GLW	Corning, Inc.	2.6%
ORCL	Oracle Corp.	3.0%	HCBK	Hudson City Bancorp, Inc.	2.6%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Basic Materials	17.0%	Communications	8.9%
Energy	16.5%	Healthcare	8.5%
Technology	15.0%	Consumer Products	8.1%
Industrials	12.9%	Utilities	1.2%
Financials	11.6%	Short-Term Investments	0.3%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the Standard & Poor’s 500 Index. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

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REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class A Shares from the commencement of investment operations on October 26, 2000 to May 31, 2008 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class C Shares from the commencement of investment operations on April 3, 2006 to May 31, 2008 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

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REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class I Shares from November 30, 1996 to May 31, 2008 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(3)	-6.26%	-4.74%	7.08%	N/A	0.31%
(EXCLUDING SALES LOAD)	-0.81%	0.81%	8.29%	N/A	1.06%
CLASS C SHARES***	-1.93%	-0.35%	N/A	N/A	3.90%
(EXCLUDING SALES LOAD)	-0.94%	0.65%	N/A	N/A	3.90%
CLASS I SHARES(3)	-0.70%	1.07%	8.59%	3.67%	8.86%
STANDARD & POOR’S 500 INDEX(1)	-4.47%	-6.70%	9.77%	4.21%	—
LIPPER LARGE-CAP CORE FUNDS INDEX(2)	-3.86%	-59.11%	8.90%	3.63%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the Standard & Poor’s 500 Index. It is not possible to invest directly in an index.

(3)

The Fund began operations on February 18, 2005 as the successor to a substantially similar fund. On that date, the Fund merged with LEADER Growth & Income Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 26, 2000 (Class A Shares) and September 1, 1994 (Class I Shares) and reflects fees and expenses paid by the predecessor fund’s Class A Shares and Class I Shares. Effective April 1, 2006, Regions Morgan Keegan Select LEADER Growth & Income Fund changed its name to Regions Morgan Keegan Select Core Equity Fund. The Fund’s Class C Shares commenced investment operations on April 3, 2006.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks–100.0%

		Basic Materials–17.0%
		Chemicals–12.2%
3,500		Agrium Inc.	$305,970
3,500		Airgas, Inc.	207,095
1,000		CF Industries Holdings, Inc.	136,900
4,000		Monsanto Company	509,600
2,000	(1)	The Mosaic Company	250,640
3,500		Potash Corporation of Saskatchewan, Inc.	696,745
5,000		Terra Industries, Inc.	218,150

		Total	2,325,100

		Iron/Steel–2.2%
2,200		Nucor Corporation	164,560
1,500		United States Steel Corporation	259,065

		Total	423,625

		Mining–2.6%
4,200		Freeport-McMoRan Copper & Gold, Inc.	485,982

		Total Basic Materials	3,234,707

		Communications–9.0%
		Internet–2.9%
3,500	(1)	Akamai Technologies, Inc.	136,675
700	(1)	Google Inc.	410,060

		Total	546,735

		Telecommunications–6.1%
12,000		AT&T Inc.	478,800
7,000	(1)	Cisco Systems, Inc.	187,040
18,000		Corning Incorporated	492,120

		Total	1,157,960

		Total Communications	1,704,695

		Consumer Products–8.1%
		Agriculture–2.7%
11,000		Altria Group, Inc.	244,860
5,000		Philip Morris International Inc.	263,300

		Total	508,160

		Apparel–1.9%
5,400		Nike Inc.	369,198

		Food–0.5%
2,000		Corn Products International, Inc.	94,020

		Retail–3.0%
1,500		Costco Wholesale Corporation	106,980
4,000	(1)	GameStop Corp.	198,400
4,500		McDonald’s Corporation	266,940

		Total	572,320

		Total Consumer Products	1,543,698

		Energy–16.6%
		Oil & Gas–12.3%
1,550		Chevron Corporation	153,683
2,000		ENSCO International Incorporated	143,660
8,500		Exxon Mobil Corporation	754,460
3,100		Noble Energy, Inc.	302,095

Shares			Value
Common Stocks (continued)
4,200		Occidental Petroleum Corporation	$386,106
2,250		St. Mary Land & Exploration Company	114,660
7,500		XTO Energy, Inc.	477,150

		Total	2,331,814

		Oil & Gas Services–4.3%
6,000	(1)	National Oilwell Varco, Inc.	499,920
4,000		Smith International, Inc.	315,680

		Total	815,600

		Total Energy	3,147,414

		Financials–11.6%
		Banks–0.9%
2,200		Northern Trust Corporation	167,200

		Diversified Financial Services–2.2%
1,700	(1)	IntercontinentalExchange, Inc.	234,940
4,500		JPMorgan Chase & Co.	193,500

		Total	428,440

		Insurance–5.9%
5,500		Aflac Incorporated	369,215
4,500		Assurant, Inc.	306,135
5,000		MetLife, Inc.	300,150
2,000		Prudential Financial, Inc.	149,400

		Total	1,124,900

		Savings & Loan–2.6%
27,500		Hudson City Bancorp, Inc.	489,500

		Total Financials	2,210,040

		Healthcare–8.5%
		Biotechnology–4.4%
15,000	(1)	Gilead Sciences, Inc.	829,800

		Pharmaceuticals–4.1%
4,200	(1)	Express Scripts, Inc.	302,862
9,900	(1)	Medco Health Solutions, Inc.	479,655

		Total	782,517

		Total Healthcare	1,612,317

		Industrials–12.9%
		Aerospace/Defense–2.7%
4,000		Raytheon Company	255,440
3,750		United Technologies Corporation	266,400

		Total	521,840

		Engineering & Construction–1.0%
1,000		Fluor Corporation	186,550

		Hand/Machine Tools–1.1%
3,400		Snap-on Incorporated	210,528

		Machinery-Diversified–5.1%
4,500	(1)	AGCO Corporation	271,935
2,750		Deere & Company	223,685
12,300		The Manitowoc Company, Inc.	478,470

		Total	974,090

		Transportation–3.0%
5,000		Burlington Northern Santa Fe Corporation	565,250

		Total Industrials	2,458,258

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks (continued)

		Technology–15.1%
		Computers–8.0%
5,000	(1)	Apple, Inc.	$943,750
5,000		Hewlett-Packard Company	235,300
9,000	(1)	Western Digital Corporation	337,770

		Total	1,516,820

		Semiconductors–1.7%
5,000		Altera Corp.	115,700
3,100	(1)	MEMC Electronic Materials, Inc.	212,846

		Total	328,546

		Software–5.4%
15,700		Microsoft Corporation	444,624
24,900	(1)	Oracle Corporation	568,715

		Total	1,013,339

		Total Technology	2,858,705

		Utilities–1.2%
		Electric–1.2%
4,000	(1)	Allegheny Energy, Inc.	219,000

		Total Utilities	219,000

		Total Common Stocks (identified cost $15,146,457)	$18,988,834

Short-Term Investments–0.3%
30,586		Fidelity Institutional Money Market Fund	30,586
30,586		Lehman Brothers Prime Money Market Fund	30,586

		Total Short-Term Investments (identified cost $61,172)	61,172

		Total Investments–100.3% (identified cost $15,207,629)	19,050,006

		Other Assets and Liabilities–Net–(0.3)%	(50,640)

		Total Net Assets–100.0%	$18,999,366

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Value Fund seeks long-term capital appreciation. The Fund invests its assets primarily in equity securities of companies with mid-capitalizations (i.e., companies whose market capitalization falls within the range tracked by the Russell Mid Cap Value Index at the time of purchase) that are judged by the Fund’s adviser to be undervalued.

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2008, Regions Morgan Keegan Select Mid Cap Value Fund’s Class A Shares had a total return of –2.59%, based on net asset value. This compares to the Russell Mid Cap Value Index(1), the Fund’s benchmark, total return of –0.75% during the same period. Fund performance was impacted by underperforming stocks within the Healthcare, Energy, and Consumer Discretionary sectors, as well as high volatility and negative returns across the board in the U.S. and global stock markets. Credit risk and availability have been and continue to be reassessed in the marketplace, as we witness old and new monetary tools from the Federal Reserve to respond to the challenges. In addition, rising oil prices (which crossed $130/barrel for the first time during the period) and other record high commodity prices, along with declining housing values, new home inventories and mortgage affordability, are continuing headwinds for consumers and markets. Turmoil and stress in the equity markets during the period were some of the byproducts of credit market concerns. While we are disappointed in underperforming the benchmark, we continue to strongly believe that the longer-term prospects for our investment strategy remain favorable, especially given the turmoil in the equity markets so far this year. Our investment effort continues to find value opportunities for the Fund in core areas of expertise as well as diversifying sectors such as Materials, Energy and, to some extent, Utilities.

From a sector perspective, the Fund’s holdings in the Materials, Industrials, and Information Technology sectors were some of the key positive contributors to overall performance relative to the benchmark. With respect to specific stocks, the Fund benefited from strong contributions by Compass Minerals International, Inc., Flowserve Corp., Superior Energy Services, Inc., and Hanesbrands, Inc. Fund holdings that most adversely impacted performance were found primarily in the Heathcare and Consumer Discretionary sectors. With respect to specific stocks, Fund performance was adversely impacted by Corinthian Colleges, Inc., Universal American Corp., Fair Isaac Corp., and Supervalu, Inc.

With the challenges of a slowing economy and credit market concerns, we expect a continuation of market volatility and pressure on the downside despite past and further potential rate cuts by the Fed. While risk and volatility are still heightened for stock prices and short-term investment performance, some promising opportunities are surfacing for the longer-term in our opinion. Based on a traditional rule of thumb that market-recovery medicine (in the form of interest rate cuts and fiscal stimulus) takes 9-12 months to begin to take hold with the stock market a leading indicator of the recovery, then we expect the back end of 2008 or early 2009 to demonstrate a better outlook for the economy and stocks. Perhaps the timetable for a classic recovery may be challenged by the severity and nature of market concerns but we believe that this historical perspective will ultimately serve investors well. With that said, the timetable is perhaps most uncertain for stocks in the Financial sector which continue to be unstable following significant writedowns and tight credit markets.

In this environment, we are closely reviewing the equity markets for other suitable opportunities as well as our portfolio holdings’ exposure to risk in the months to come. At the same time, we are becoming somewhat encouraged, taking a longer-term view, as stock valuations in some areas are becoming more attractive than we have seen in a

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

number of years. We believe that a focus on high quality business franchises will provide some attractive opportunities among the rubble. In general, our portfolio companies possess strong business and attractive cash flow characteristics, and in our opinion, are likely to weather the impact of a slowing economy and volatile markets better than most. We are seeing more new potential investment opportunities with similar characteristics presented these days given the nervous market environment

Eric T. McKissack, CFA Chief Investment Officer Channing Capital Management, LLC

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Channing Capital Management, LLC disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2008

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
BCO	Brinks Co.	4.0%	FISV	Fiserv, Inc.	3.5%
RSG	Republic Services, Inc.	3.9%	EXH	Exterran Holdings, Inc.	3.4%
ACN	Accenture Ltd.	3.7%	DPL	DPL, Inc.	3.3%
WEC	Wisconsin Energy Corp.	3.6%	ARG	Airgas, Inc.	3.3%
HBI	Hanesbrands, Inc.	3.6%	MKL	Markel Corp.	3.3%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Consumer Products	30.4%	Basic Materials	6.0%
Financials	22.7%	Communications	5.8%
Industrials	14.3%	Technology	5.2%
Utilities	6.9%	Short-Term Investments	2.2%

Energy	6.5%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $755 million to $18.2 billion range. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

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REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class A Shares(1) from the commencement of investment operations on December 9, 2002 to May 31, 2008 compared to the Russell Mid Cap Value Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class C Shares from the commencement of investment operations on December 9, 2002 to May 31, 2008 compared to the Russell Mid Cap Value Index(2).

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REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class I Shares from the commencement of investment operations on May 10, 2005 to May 31, 2008 compared to the Russell Mid Cap Value Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-7.95%	-13.53%	9.69%	N/A	9.24%
(EXCLUDING SALES LOAD)(1)	-2.59%	-8.49%	10.94%	N/A	10.37%
CLASS C SHARES***	-4.23%	-10.59%	10.21%	N/A	9.71%
(EXCLUDING CDSC)	-3.26%	-9.69%	10.21%	N/A	9.71%
CLASS I SHARES	-2.39%	-8.20%	N/A	N/A	6.88%
RUSSELL MID CAP VALUE INDEX(2)	-0.75%	-11.56%	15.29%	9.50%	—

*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares.
(2)

The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $755 million to $18.2 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares and Class C Shares commenced investment operations on December 9, 2002 and the Fund’s Class I Shares commenced investment operations on May 10, 2005.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks–97.7%

		Basic Materials–6.0%
		Chemicals–3.3%
28,155		Airgas, Inc.	$1,665,931

		Mining–2.7%
18,891		Compass Minerals International, Inc.	1,379,043

		Total Basic Materials	3,044,974

		Communications–5.8%
		Advertising–2.0%
20,817		Omnicom Group Inc.	1,020,241

		Media–0.9%
724		The Washington Post Company	454,976

		Telecommunications–2.9%
22,521	(1)(2)	Anixter International Inc.	1,464,090

		Total Communications	2,939,307

		Consumer Products–30.3%
		Apparel–5.9%
55,369	(1)(2)	Hanesbrands Inc.	1,827,177
26,296		Phillips-Van Heusen Corporation	1,194,627

		Total	3,021,804

		Beverages–2.3%
53,962	(1)(2)	Constellation Brands, Inc.	1,150,470

		Commercial Services–10.7%
45,461		Accenture Ltd.	1,855,718
32,843	(2)	Equifax Inc.	1,253,289
39,798	(1)(2)	Hewitt Associates, Inc.	1,558,490
11,686		Manpower Inc.	736,218

		Total	5,403,715

		Distribution/Wholesale–2.9%
15,940	(2)	W.W. Grainger, Inc.	1,454,684

		Food–2.7%
27,463		H. J. Heinz Company	1,370,678

		Health Care Products–1.5%
18,566		DENTSPLY International Inc.	752,666

		Pharmaceuticals–2.6%
31,764		AmerisourceBergen Corporation	1,312,806

		Retail–1.7%
25,502		Nordstrom, Inc.	892,060

		Total Consumer Products	15,358,883

		Energy–6.5%
		Oil & Gas Services–6.5%
23,267	(1)(2)	Exterran Holdings, Inc.	1,710,590
29,241	(1)(2)	Superior Energy Services, Inc.	1,569,949

		Total Energy	3,280,539

		Financials–22.7%
		Banks–4.1%
10,690		M&T Bank Corporation	926,395
49,942		Marshall & Ilsley Corporation	1,160,652

		Total	2,087,047

Shares			Value
Common Stocks (continued)
		Diversified Financial Services–5.2%
10,079	(1)(2)	Affiliated Managers Group, Inc.	$1,033,097
19,486	(2)	Lazard Ltd	742,222
14,703	(2)	T. Rowe Price Group, Inc.	851,598

		Total	2,626,917

		Insurance–8.4%
28,001		Aon Corporation	1,321,367
54,990	(2)	Assured Guaranty Ltd.	1,270,269
4,095	(1)(2)	Markel Corporation	1,657,042

		Total	4,248,678

		Real Estate Investment Trusts–3.1%
15,518	(2)	SL Green Realty Corp.	1,547,145

		Savings & Loans–1.9%
58,743	(2)	People’s United Financial, Inc.	971,022

		Total Financials	11,480,809

		Industrials–14.3%
		Environmental Control–3.9%
60,332		Republic Services, Inc.	1,986,733

		Hand/Machine Tools–4.8%
6,140		Lincoln Electric Holdings, Inc.	506,427
19,682		Snap-on Incorporated	1,218,709
10,427		The Black & Decker Corporation	674,627

		Total	2,399,763

		Diversified Machinery–1.6%
1,219		Flowserve Corporation	168,856
17,021	(2)	IDEX Corporation	661,096

		Total	829,952

		Miscellaneous Manufacturing–4.0%
27,747		The Brink’s Company	2,011,102

		Total Industrials	7,227,550

		Technology–5.2%
		Software–5.2%
34,047	(1)(2)	Fiserv, Inc.	1,782,701
9,142		The Dun & Bradstreet Corporation	837,590

		Total Technology	2,620,291

		Utilities–6.9%
		Electric–6.9%
59,233	(2)	DPL Inc.	1,683,402
38,166	(2)	Wisconsin Energy Corporation	1,833,495

		Total Utilities	3,516,897

		Total Common Stocks (identified cost $38,401,970)	$49,469,250

Short-Term Investments–28.9%
13,495,938		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	13,495,938
561,939		Fidelity Institutional Money Market Fund	561,939

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares		Value
Short-Term Investments (continued)
561,939	Lehman Brothers Prime Money Market Fund	$561,939

	Total Short-Term Investments (identified cost $14,619,816)	14,619,816

	Total Investments–126.6%
	(identified cost $53,021,786)	64,089,066

	Other Assets and Liabilities–Net–(26.6)%	(13,470,485)

	Total Net Assets–100.0%	$50,618,581

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 5 to the Financial Statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Value Fund seeks income and growth of capital. The Fund invests in common and preferred stocks according to a sector-weighting strategy in which attractive market valuation levels are assigned priority over prospects for future earnings growth.

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Value Fund’s Class A Shares had a total return of –4.44%, based on net asset value. The Standard & Poor’s Citigroup Value Index(1), the Fund’s benchmark, had a total return of –6.93% during the same period. While the equity markets turned down, the Fund outperformed its benchmark.

Quite a few notable events have transpired in the past six months. In January, the Fund was featured in the Wall Street Journal as the #1 performing large-cap value fund for the 2007 calendar year. The Fund handily beat its competitors as the result of being overweight in the Energy and Materials sector and underweight in the Financial sector. The Fund was also featured in Business Week, in an exclusive article that highlighted the Fund’s holdings in the Agricultural Industry.

During the period, Energy and Materials continued to outperform while financials lagged. The aggressive rate cutting on the part of the Federal Reserve Bank both in January and in March—particularly in connection with the bail-out of Bear Stearns—seemed to indicate that the stocks in the Financial sector had bottomed and were beginning to rebound. However, ever-declining home prices produced another wave of write-downs and accelerated the problems with credit quality in bank loan portfolios. The Financial stocks resumed their decline and most likely will remain weak until home prices stabilize.

Fundamentals and technical indicators for the financial stocks are poor. Earnings and earnings estimates are falling, and stocks have broken decidedly below support levels. Financial stocks are in decline, and the underweight position has helped performance of the Fund, particularly in April and May.

The only two sectors that have performed well are the Energy and the Materials sectors, and we continue to overweight those sectors in the Fund. Unlike the Financials, fundamentals, technical indicators, earnings and earnings estimates are improving for most stocks in those sectors. Our Energy and Materials stocks have performed well over the past three years, and continue to do so in 2008. The Fund’s largest holding, Monsanto Co. is a beneficiary of the agricultural boom. We established our position in the stock three years ago and the stock has since tripled in value. Energy prices continue to soar, and the Fund’s holdings in stocks such as Hess Corp. and Range Resources Corp. have performed well. Holdings of Wellpoint, Inc. in the Healthcare sector, and EMC Corp. and Hewlett-Packard Co. in the Technology sector underperformed.

The past six months have been a trying time in the economy and the equity markets. Looking toward the next six months, we continue to face rising energy costs, pressure on the consumer, falling home prices, and the uncertainty of a national election. Despite these hurdles, the Fund with the overweight positions in Energy and Materials and the underweight in the Financial sector, appear to be well-positioned for such and environment.

Walter A. Hellwig

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT VALUE FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2008

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
MON	Monsanto Co.	4.7%	LTR	Loews Corp.	2.9%
POT	Potash Corp of Saskatchewan, Inc.	3.5%	MOS	Mosaic Co.	2.7%
JPM	JPMorgan Chase & Co.	3.3%	BNI	Burlington Northern Santa Fe Corp.	2.6%
DE	Deere & Co.	3.1%	GE	General Electric Co.	2.4%
T	AT&T, Inc.	3.1%	HES	Hess Corp.	2.4%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Financials	19.2%	Short-Term Investments	8.1%
Energy	16.7%	Communications	6.0%
Industrials	16.2%	Technology	4.4%
Basic Materials	15.2%	Utilities	3.9%

Consumer Products	10.3%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios.) The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class A Shares(1) from November 30, 1997 to May 31, 2008 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class C Shares from the commencement of investment operations on February 21, 2002 to May 31, 2008 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class I Shares from the commencement of investment operations on June 16, 2004 to May 31, 2008 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-9.69%	-4.41%	9.77%	3.42%	8.16%
(EXCLUDING SALES LOAD)(1)	-4.44%	1.15%	11.02%	4.00%	8.62%
CLASS C SHARES***	-5.77%	-0.64%	10.21%	N/A	6.34%
(EXCLUDING CDSC)	-4.81%	0.37%	10.21%	N/A	6.34%
CLASS I SHARES	-4.34%	1.33%	N/A	N/A	10.70%
STANDARD & POOR’S 500 CITIGROUP VALUE INDEX(2)	-6.93%	-12.02%	11.64%	5.01%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios and had the same returns for the periods shown as the Standard & Poor’s 500 Citigroup Value Index.) Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 19, 1994, February 21, 2002 and June 16, 2004, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks–91.5%

		Basic Materials–15.1%
		Chemicals–11.5%
95,000		Monsanto Company	$12,103,000
45,000		Potash Corporation of Saskatchewan, Inc.	8,958,150
50,000		Terra Industries Inc.	2,181,500
55,000	(1)	The Mosaic Company	6,892,600

		Total	30,135,250

		Mining–3.6%
25,000		Freeport-McMoRan Copper & Gold Inc.	2,892,750
100,000		Newmont Mining Corporation	4,753,000
15,000		Southern Copper Corporation	1,653,450

		Total	9,299,200

		Total Basic Materials	39,434,450

		Communications–6.0%
		Telecommunications–6.0%
200,000		AT&T Inc.	7,980,000
50,000		Corning Incorporated	1,367,000
2,357		FairPoint Communications, Inc.	21,213
50,000	(1)	Juniper Networks, Inc.	1,376,000
125,000		Verizon Communications, Inc.	4,808,750

		Total Communications	15,552,963

		Consumer Products–10.2%
		Agriculture–3.5%
150,000		Altria Group, Inc.	3,339,000
110,000		Philip Morris International Inc.	5,792,600

		Total	9,131,600

		Airlines–0.3%
50,000		Southwest Airlines Co.	653,000

		Commercial Services–0.5%
15,000		Visa Inc.	1,295,400

		Food–0.9%
30,000		Kraft Foods, Inc.	974,400
25,000		The Coca-Cola Company	1,431,500

		Total	2,405,900

		Pharmaceuticals–0.8%
15,000		Abbott Laboratories	845,250
25,000	(1)	Medco Health Solutions	1,211,250

		Total	2,056,500

		Retail–4.2%
25,000		Costco Wholesale Corporation	1,783,000
70,000		CVS Caremark Corporation	2,995,300
20,000		Darden Restaurants, Inc.	685,000
50,000		McDonald’s Corporation	2,966,000
30,000		Nordstrom, Inc.	1,049,400
20,000		The Home Depot, Inc.	547,200
20,000		Tiffany & Co.	980,600

		Total	11,006,500

		Total Consumer Products	26,548,900

Shares			Value
Common Stocks (continued)

		Energy–16.6%
		Coal–0.5%
20,000		Peabody Energy Corporation	$1,478,400

		Oil & Gas–12.1%
75,000		Anadarko Petroleum Corporation	5,622,750
50,000		Chevron Corporation	4,957,500
50,000		Hess Corporation	6,140,500
25,000	(1)	Nabors Industries Ltd.	1,051,000
40,000		Occidental Petroleum Corporation	3,677,200
75,000		Range Resources Corporation	4,932,000
34,139	(1)	Transocean, Inc.	5,127,336

		Total	31,508,286

		Oil & Gas Services–2.9%
20,000		ENSCO International Incorporated	1,436,600
40,000	(1)	National Oilwell Varco, Inc.	3,332,800
60,000	(1)	Weatherford International Ltd.	2,737,800

		Total	7,507,200

		Pipelines–1.1%
50,000		El Paso Corporation	977,500
50,000		The Williams Companies, Inc.	1,902,000

		Total	2,879,500

		Total Energy	43,373,386

		Financials–19.1%
		Banks–3.9%
50,000		Bank Of America Corporation	1,700,500
25,000		State Street Corporation	1,800,500
100,000		U.S. Bancorp	3,319,000
25,000		Wachovia Corporation	595,000
100,000		Wells Fargo & Company	2,757,000

		Total	10,172,000

		Diversified Financial Services–7.1%
125,000		Citigroup Inc.	2,736,250
200,000		JPMorgan Chase & Co.	8,600,000
30,000		T. Rowe Price Group, Inc.	1,737,600
30,000		The Goldman Sachs Group, Inc.	5,292,300

		Total	18,366,150

		Insurance–7.4%
50,000		Aflac Incorporated	3,356,500
150,000		Loews Corporation	7,435,500
50,000		MetLife, Inc.	3,001,500
20,000		The Chubb Corporation	1,075,200
90,000		The Travelers Companies, Inc.	4,482,900

		Total	19,351,600

		Savings & Loan–0.7%
100,000		Hudson City Bancorp, Inc.	1,780,000

		Total Financials	49,669,750

		Industrials–16.2%
		Aerospace/ Defense–1.2%
50,000		Raytheon Company	3,193,000

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks (continued)
		Electronics–1.1%
50,000	(1)	Thermo Fisher Scientific, Inc.	$2,951,000

		Engineering & Construction–0.3%
15,000		Chicago Bridge & Iron Company N.V.	685,500

		Metal Fabrication–0.5%
10,000		Precision Castparts Corp.	1,208,000

		Machinery–3.1%
100,000		Deere & Company	8,134,000

		Manufacturing–2.8%
200,000		General Electric Company	6,144,000
30,000		Trinity Industries, Inc.	1,225,500

		Total	7,369,500

		Transportation–7.2%
60,000		Burlington Northern Santa Fe Corporation	6,783,000
65,000		CSX Corporation	4,488,900
10,000		FedEx Corporation	917,100
35,000		Norfolk Southern Corporation	2,358,300
10,000		Ryder System, Inc.	734,300
40,000		Union Pacific Corporation	3,292,400

		Total	18,574,000

		Total Industrials	42,115,000

		Technology–4.4%
		Computers–1.3%
12,000	(1)	Apple, Inc.	2,265,000
25,000		Hewlett-Packard Company	1,176,500

		Total	3,441,500

		Semiconductors–2.8%
75,000		Applied Materials, Inc.	1,485,750
150,000		Intel Corporation	3,477,000
25,000	(1)	MEMC Electronic Materials, Inc.	1,716,500
25,000		Xilinx, Inc.	680,000

		Total	7,359,250

		Software–0.3%
25,000		CA, Inc.	663,500

		Total Technology	11,464,250

		Utilities–3.9%
		Electric–3.9%
50,000		Allegheny Energy, Inc.	2,737,500
40,000		Entergy Corporation	4,830,800
30,000		Exelon Corporation	2,640,000

		Total Utilities	10,208,300

		Total Common Stocks (identified cost $182,633,522)	$238,366,999

Shares		Value
Short-Term Investments–8.0%
10,454,052	Fidelity Institutional Money Market Fund	$10,454,052
10,454,052	Lehman Brothers Prime Money Market Fund	10,454,052

	Total Short-Term Investments (identified cost $20,908,104)	20,908,104

	Total Investments–99.5% (identified cost $203,541,627)	259,275,103

	Other Assets and Liabilities–Net–0.5%	1,227,245

	Total Net Assets–100.0%	$260,502,348

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Balanced Fund seeks total return through capital appreciation, dividends and interest. The Fund invests primarily in common and preferred stocks, convertible securities, and fixed-income securities.

INVESTMENT RISKS:    Stocks can be more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Balanced Fund’s Class A Shares had a total return of 1.46%, based on net asset value. The Standard & Poor’s 500 Index(1) and the Lehman Brothers Government/Credit Total Index(2), the Fund’s benchmarks, had total returns of –4.47% and 1.07%, respectively, during the same period. A market-index return comprised of 60% Standard & Poor’s 500 Index and 40% Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3), also one of the Fund’s benchmarks, was –1.30%. The Fund’s peer group, the Lipper Balanced Fund Index(4), showed a –1.55% return during the period.

The Fund continued to have success being overweighted in Energy, Materials and Industrial stocks. The Fund’s underweighted positions in Financials and Consumer Discretionary stocks helped to hold value as these sectors were weaker than the market. While the sectors were weak, investments in information Technology and Healthcare also helped returns. Individual stocks that led performance were: Arch Coal, Inc., +72%; Agnico-Eagle Mines Ltd., +47%; Devon Energy Corp., +40%; Halliburton Co., +33%; and Burlington Northern Santa Fe Group, +36%. Investments that failed to add value were: AMR Corp, –66%; Garmin Ltd., –55%; Wachovia Corp., –43%; American International Group Inc., –38%; and UnitedHealth Group, Inc. –38%.

The bond portion of the Fund lost about one percent, but the income earned from the bonds resulted in a small total return for the Fund as well as providing some price stability during stock market volatility. All bonds are high-quality and are short to intermediate in maturities.

The first half of fiscal 2008 has been positive in a low-return environment. It seems unlikely that bonds will provide much return to the Fund other than earned income as there is speculation that the Federal Reserve may begin to raise short-term rates. Also, the “I” word—inflation—is beginning to creep higher as oil and grains have shown substantial gains over the last few months. With the continued earnings problems of financial institutions, a consumer faced with higher oil prices and continued weak home prices, the stock market might be hard pressed to stage a major rally. Continued focus on select economic sectors still appears to offer the best chance for capital gains.

Charles A. Murray, CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2008

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
XOM	Exxon Mobil Corp.	3.1%	GE	General Electric Co.	1.7%
DVN	Devon Energy Corp.	2.6%	GOOG	Google, Inc.	1.6%
ABX	Barrick Gold Corp.	2.2%	OXY	Occidental Petroleum Corp.	1.5%
IBM	International Business Machines Corp.	2.1%	AFL	AFLAC, Inc.	1.4%
NEM	Newmont Mining Corp.	1.8%	SLV	iShares Sliver Trust	1.4%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION† AS OF MAY 31, 2008 % OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	14.3%
Consumer Products	13.4%
Industrials	10.0%
Technology	7.0%
Basic Materials	5.3%
Communications	4.1%
Financials	3.3%

Total	57.4%

†	The Fund’s composition is subject to change.

FIXED INCOME DIVERSIFICATION†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Corporate Bonds	12.5%
Short-Term Investments	10.4%
U. S. Treasury Obligations	9.0%
Government & Agency Securities	5.5%
Exchange Traded Funds	2.6%
Mortgage-Backed Securities	2.6%

Total	42.6%

INDEX DESCRIPTIONS

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 60%/40% weight between the two indexes. It is sometimes used as a standard market mix to measure a balanced fund’s performance against market indexes. The Fund’s asset allocation allowed by the prospectus is between 75% equity securities and 25% fixed income securities to 25% equity securities and 75% fixed income securities. The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(4)	The Lipper Balanced Index is the average return of the 30 largest balanced mutual funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class A Shares(1) from November 30, 1997 to May 31, 2008 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class C Shares from the commencement of investment operations on January 14, 2002 to May 31, 2008 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

(Unaudited)

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class I Shares from the commencement of investment operations on September 1, 2005 to May 31, 2008 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-4.12%	1.41%	7.36%	4.61%	7.74%
(EXCLUDING SALES LOAD)(1)	1.46%	7.32%	8.58%	5.20%	8.20%
CLASS C SHARES***	0.06%	5.46%	7.78%	N/A	5.32%
(EXCLUDING CDSC)	1.07%	6.53%	7.78%	N/A	5.32%
CLASS I SHARES	1.59%	7.65%	N/A	N/A	8.76%
STANDARD & POOR’S 500 INDEX(2)	-4.47%	-6.70%	9.77%	4.21%	—
LEHMAN BROTHERS GOVERNMENT/CREDIT TOTAL INDEX(2)	1.07%	6.90%	3.47%	5.78%	—
STANDARD & POOR’S 500 INDEX/MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(2)	-1.30%	0.50%	6.68%	5.21%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks representing all major industries. The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 60%/40% weight between the two indexes. (Returns greater than one year assume rebalancing at the end of each fiscal year.) The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. Total returns for the indexes shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 18, 1994, January 14, 2002 and September 1, 2005, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks–57.1%

		Basic Materials–5.3%
		Mining–5.3%
36,000	(2)	Agnico-Eagle Mines Limited	$2,544,840
100,000		Barrick Gold Corporation	4,029,000
70,000		Newmont Mining Corporation	3,327,100

		Total Basic Materials	9,900,940

		Communications–4.1%
		Internet–1.6%
5,000	(1)	Google, Inc.	2,929,000

		Telecommunications–2.5%
90,000	(1)	Cisco Systems, Inc.	2,404,800
377	(2)	FairPoint Communications, Inc.	3,393
5,000		Nokia Corporation	142,000
30,000		QUALCOMM Incorporated	1,456,200
20,000		Verizon Communications Inc.	769,400

		Total	4,775,793

		Total Communications	7,704,793

		Consumer Products–13.3%
		Agriculture–3.6%
40,000		Altria Group, Inc.	890,400
60,000	(2)	AMR Corporation	431,400
40,000		Archer-Daniels-Midland Company	1,588,000
14,000	(2)	Bunge Limited	1,671,180
40,000		Philip Morris International Inc.	2,106,400

		Total	6,687,380

		Apparel–0.3%
10,000		NIKE, Inc.	683,700

		Beverages–0.7%
20,000		PepsiCo, Inc.	1,366,000

		Biotechnology–1.4%
16,000	(1)(2)	Celgene Corporation	973,760
24,000	(1)	Genentech, Inc.	1,700,880

		Total	2,674,640

		Commercial Services–0.3%
2,000	(2)	MasterCard Incorporated	617,300

		Cosmetics/Personal Care–1.0%
28,000		The Procter & Gamble Company	1,849,400

		Healthcare Products–1.4%
24,000		Johnson & Johnson	1,601,760
20,000		Medtronic, Inc.	1,013,400

		Total	2,615,160

		Healthcare Services–0.4%
10,000		UnitedHealth Group Incorporated	342,100
6,000	(1)	WellPoint, Inc.	334,920

		Total	677,020

		Pharmaceuticals–2.4%
34,000		Abbott Laboratories	1,915,900
16,000		Eli Lilly and Company	770,240
32,000	(1)(2)	Gilead Sciences, Inc.	1,770,240

		Total	4,456,380

		Retail–1.8%
20,000		Lowe’s Companies, Inc.	480,000
20,000	(1)	Starbucks Corporation	363,800
30,000		The Home Depot, Inc.	820,800

Shares			Value
Common Stocks (continued)
30,000		Wal-Mart Stores, Inc.	$1,732,200

		Total	3,396,800

		Total Consumer Products	25,023,780

		Energy–14.2%
		Coal–0.8%
24,000		Arch Coal, Inc.	1,557,840

		Oil & Gas–9.1%
42,000		Devon Energy Corporation	4,869,480
65,000		Exxon Mobil Corporation	5,769,400
30,000		Occidental Petroleum Corporation	2,757,900
40,000	(2)	Sunoco, Inc.	1,778,800
30,000		XTO Energy Inc.	1,908,600

		Total	17,084,180

		Oil and Gas Services–4.3%
40,000		Halliburton Company	1,943,200
20,000	(1)	National Oilwell Varco, Inc.	1,666,400
10,000	(1)	Oceaneering International, Inc.	713,600
15,000		Schlumberger Limited	1,516,950
15,000		Smith International, Inc.	1,183,800
20,000	(1)(2)	Weatherford International Ltd.	912,600

		Total	7,936,550

		Total Energy	26,578,570

		Financials–3.3%
		Banks–0.5%
14,000		Wachovia Corporation	333,200
20,000		Wells Fargo & Company	551,400

		Total	884,600

		Diversified Financial Services–1.4%
20,000	(2)	American Express Company	927,000
1,000		CME Group Inc.	430,300
7,000		The Goldman Sachs Group, Inc.	1,234,870

		Total	2,592,170

		Insurance–1.4%
40,000		Aflac Incorporated	2,685,200

		Total Financials	6,161,970

		Industrials–9.9%
		Aerospace/Defense–0.9%
24,000		United Technologies Corporation	1,704,960

		Engineering and Construction–1.6%
2,000		Fluor Corporation	373,100
28,000	(1)(2)	Jacobs Engineering Group Inc.	2,653,840

		Total	3,026,940

		Machinery–2.6%
30,000	(2)	Caterpillar, Inc.	2,479,200
30,000	(2)	Deere & Company	2,440,200

		Total	4,919,400

		Manufacturing–1.9%
100,000		General Electric Company	3,072,000
8,000		Textron Inc.	500,400

		Total	3,572,400

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Shares			Value
Common Stocks (continued)
		Metal Fabrication–0.4%
6,000		Precision Castparts Corp.	$724,800

		Transportation–2.5%
18,000		Burlington Northern Santa Fe Corporation	2,034,900
32,000		Union Pacific Corporation	2,633,920

		Total	4,668,820

		Total Industrials	18,617,320

		Technology–7.0%
		Computers–4.7%
5,000	(1)	Apple Computer, Inc.	943,750
30,000	(1)	Dell Inc.	691,800
34,000		Hewlett-Packard Company	1,600,040
30,000		International Business Machines Corporation	3,882,900
12,000	(1)	Research In Motion Limited	1,666,440

		Total	8,784,930

		Semiconductors–1.2%
50,000		Applied Materials, Inc.	990,500
25,000		Intel Corporation	579,500
20,000		Texas Instruments Incorporated	649,600

		Total	2,219,600

		Software–1.1%
80,000	(1)	Oracle Corporation	1,827,200
10,000		Microsoft Corporation	283,200

		Total	2,110,400

		Total Technology	13,114,930

		Total Common Stocks (identified cost $70,592,558)	$107,102,303

Principal Amount
Corporate Bonds–12.4%

		Consumer Staples–1.1%
		Food–0.5%
$1,000,000	(2)	Kraft Foods, Inc., 4.125%, 11/12/2009	1,001,870

		Personal Products–0.6%
1,000,000		The Procter & Gamble Company, 6.875%, 9/15/2009	1,040,635

		Total Consumer Staples	2,042,505

		Energy–0.3%
		Oil & Gas–0.3%
500,000		ConocoPhillips, 4.750%, 10/15/2012	505,865

		Total Energy	505,865

		Financials–5.6%
		Banks–0.5%
1,000,000		Wells Fargo & Company, 5.125%, 9/1/2012	998,426

Principal Amount		Value
Corporate Bonds (continued)
	Diversified Financial Services–3.5%
$1,000,000	Caterpillar Financial Services, 3.700%, 8/15/2008	$1,001,559
1,000,000	Caterpillar Financial Services, 4.500%, 6/15/2009	1,005,250
1,000,000	Citigroup Inc, 4.625%, 8/3/2010	1,003,757
1,000,000	General Electric Company, 4.875%, 10/21/2010	1,015,014
1,000,000	General Electric Company, 5.500%, 11/15/2011	1,005,145
500,000	IBM Intl Group, 5.050%, 10/22/2012	510,805
1,000,000	John Deere Capital Corp., 4.875%, 3/16/2009	1,006,805

	Total	6,548,335

	Insurance–0.3%
500,000	MetLife Inc, 5.375%, 12/15/2012	505,292

	Investment Services–0.8%
500,000	Goldman Sachs Group, Inc., 4.500%, 6/15/2010	502,948
1,000,000	Morgan Stanley, 5.050%, 1/21/2011	977,180

	Total	1,480,128

	Leasing Companies–0.5%
1,000,000	International Lease Finance, 5.450%, 3/24/2011	986,506

	Total Financials	10,518,687

	Healthcare–1.1%
	Healthcare Products–0.6%
1,000,000	Johnson & Johnson, 5.150%, 8/15/2012	1,051,863

	Pharmaceuticals–0.5%
1,000,000	Abbott Laboratories, Note, 3.500%, 2/17/2009	998,616

	Total Healthcare	2,050,479

	Industrials–0.6%
	Industrial Conglomerates–0.6%
1,000,000	United Technologies Corp., 4.375%, 5/1/2010	1,009,186

	Total Industrials	1,009,186

	Services–0.5%
	Retail–0.5%
1,000,000	The Home Depot, Inc., 5.200%, 3/1/2011	995,874

	Total Services	995,874

	Technology–0.3%
	Software–0.3%
500,000	Oracle Corporation, 5.000%, 1/15/2011	510,330

	Total Technology	510,330

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Principal Amount			Value
Corporate Bonds (continued)

		Telecommunication Services–1.6%
		Diversified Telecommunication Services–1.6%
$500,000		AT&T Inc, 5.300% 11/15/2010	$513,120
1,000,000		AT&T Inc, 5.875%, 8/15/2012	1,032,560
500,000		AT&T Inc, 5.100% 9/15/2014	496,070
1,000,000		New York Telephone Co, 6.125% 1/15/2010	1,023,244

		Total Telecommunication Services	3,064,994

		Utilities–1.3%
		Electric Utilities–1.3%
1,000,000		Cons Edison NY, 3.850%, 6/15/2013	945,006
500,000		Detroit Edison Company, 6.125%, 10/1/2010	521,525
1,000,000		Duke Energy, 4.200%, 10/1/2008	1,001,486

		Total Utilities	2,468,017

		Total Corporate Bonds (identified cost $23,034,601)	23,165,937

Government & Agency Securities–5.4%
		Federal Home Loan Bank–3.0%
1,000,000		6.210%, 6/2/2009	1,033,749
1,000,000		4.375% 10/22/2010	1,022,902
2,000,000		5.450%, 9/2/2011	2,012,962
500,000		3.625%, 5/29/2013	489,614
1,000,000		4.750%, 1/19/2016	1,017,923

		Total Federal Home Loan Bank	5,577,150

		Federal National Mortgage Association–2.4%
1,500,000	(2)	4.250%, 8/15/2010	1,531,477
1,000,000		5.625%, 8/22/2011	1,005,965
1,000,000		5.000% 10/15/2011	1,036,930
1,000,000		4.625%, 10/15/2013	1,022,528

		Total Federal National Mortgage Association	4,596,900

		Total Government and Agency Securities (identified cost $9,994,297)	10,174,050

Mortgage Backed Securities–2.6%
		Government National Mortgage Association–2.6%
600,118		5.000%, 2/15/2018	599,345
677,794		5.000%, 2/15/2018	676,920
677,978		5.000%, 3/15/2018	677,104
742,135		5.000%, 5/15/2018	741,178
1,033,159		5.000%, 6/15/2019	1,031,176
1,108,898		5.000%, 8/15/2019	1,106,769

		Total Mortgage Backed Securities (identified cost $4,959,415)	4,832,492

U.S. Treasury Obligations–9.0%
		U.S. Treasury Notes–9.0%
1,000,000	(2)	3.500% 12/15/2009	1,015,156
1,000,000	(2)	4.500%, 11/30/2011	1,045,547
1,000,000	(2)	4.375%, 8/15/2012	1,044,844

Principal Amount			Value
U.S. Treasury Obligations (continued)
$2,000,000	(2)	4.750%, 5/15/2014	$2,131,250
3,000,000	(2)	4.500%, 11/15/2015	3,130,548
2,000,000	(2)	4.500%, 2/15/2016	2,085,312
4,000,000	(2)	4.875%, 8/15/2016	4,254,688
2,000,000	(2)	4.625%, 2/15/2017	2,089,218

		Total U.S. Treasury Obligations (identified cost $16,056,914)	16,796,563

Shares
Exchange Traded Funds–2.6%
12,000	(2)	iShares MSCI EAFE Index	921,600
16,000	(2)	iShares Silver Trust	2,667,680
40,000	(2)	Semiconductor HOLDRs	1,306,000

		Total Exchange Traded Funds (identified cost $4,463,437)	4,895,280

Short-Term Investments–30.4%
37,793,628		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	37,793,628
9,633,727		Fidelity Institutional Money Market Fund	9,633,727
9,633,727		Lehman Brothers Prime Money Market Fund	9,633,727

		Total Short-Term Investments (identified cost $57,061,082)	57,061,082

Principal Amount
Certificates of Deposit–0.5%
$997,937		Bank of Ireland, 2.590%, 2/12/2009 (held as collateral for securities lending)	997,937

		Total Certificates of Deposit (identified cost $997,937)	997,937

		Total Investments–120.0% (identified cost $187,160,240)	225,025,644

		Other Assets and Liabilities–Net–(20.0)%	(37,480,677)

		Total Net Assets–100.0%	$187,544,967

Call Options Written May 31, 2008

Number of Contracts		Common Stocks/Expiration Date/ Exercise Price
240		Arch Coal Inc/ October/ 75.00	(127,200)
20		Fluor/ October/ 200.00	(30,000)
160		Gilead Sciences/August/ 57.50	(31,200)
50		Google/ September/ 560.00	(299,500)
80		Research In Motion Limited/ September/ 160.00	(57,200)
70		The Goldman Sachs Group/ October/ 185.00	(85,050)
300		Wal-Mart Stores/September/ 60.00	(57,900)
10		Wells Fargo/ October/ 30.00	(1,500)
10		Wells Fargo/ October/ 32.50	(800)

940		Total Call Options Written (Premiums Received $550,197)	(690,350)

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 5 to the Financial Statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Fixed Income Fund seeks current income with capital appreciation as a secondary objective. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage-backed and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s adviser to be of comparable quality.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Fixed Income Fund’s Class A Shares had a total return of 0.25%, based on net asset value. The Merrill Lynch U.S. Corporate/Government/Mortgage Index(1), the Fund’s benchmark, had a total return of 1.35% during that same period.

From an economic perspective, the first half of 2008 feels strikingly similar to late 2007. Economic growth is slow and housing continues to deteriorate. One notable difference however, is that the housing dilemma appears to have impacted other parts of the economy. The rapid demise of Bear Stearns is evidence of that. To combat a slowing economy the Federal Reserve lowered the Federal Funds rate to 2%, while the government enacted a broad based tax cut. Unfortunately rising gasoline prices and a sputtering stock market have negated many of the positive effects. Growth has slowed as over the two most recent quarters economic growth has averaged less than 1%.

Against this backdrop, the Fund had a positive return but underperformed its index. The Fund maintained a short duration strategy over the six-month period which looks to be paying off recently. Corporate bonds and mortgage-backed holdings, which are well represented in the Fund, weighed on performance slightly, but these sectors have long-term value.

Going forward the Fund expects to add duration as rates rise. Over the past three months, the 10-year Treasury has increased over 50 basis points (0.50%). With a struggling economy we think there is value around these levels. As has been said before, spread sector products, such as mortgages and corporates will continue to face difficulty in 2008. However, we have moved to an overweight in the higher quality issues as valuations are too attractive to pass up. We feel comfortable with this stance and believe it should pay off in the future.

Michael L. Smith	Scott M. Flurry, CFA
Senior Portfolio Manager Morgan Asset Management, Inc.	Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO STATISTICS†

AS OF MAY 31, 2008

Average Credit Quality	AA1
Current Yield	5.4%
Yield to Maturity	5.5%
Duration	4.4 Years
Average Effective Maturity	6.2 Years
Total Number of Holdings	61

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Government & Agency Securities	33.2%
Corporate Bonds	29.7%
Mortgage-Backed Securities	19.2%
U. S. Treasury Obligations	16.6%
Asset-Backed Securities	1.1%
Short-Term Investments	0.2%

Total	100.0%

CREDIT QUALITY†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	15.6%	Agency	40.0%
AA	8.0%	Treasury	16.3%
A	16.8%	Cash	1.0%

BBB	2.2%	Total	100.0%
CCC	1.5%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Merrill Lynch U.S. Corporate/Government/Mortgage Index is composed of U.S. dollar denominated SEC-registered investment grade public corporate and government debt. Treasuries, mortgage-backed securities, global bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) and some Yankee Bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Merrill Lynch U.S. Corporate/Government/Mortgage Index. The index is unmanaged, and unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class A Shares(1) from November 30, 1997 to May 31, 2008 compared to the Merrill Lynch U.S. Corporate/Government/Mortgage Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class C Shares from the commencement of investment operations on December 3, 2001 to May 31, 2008 compared to the Merrill Lynch U.S. Corporate/Government/Mortgage Index(2), a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class I Shares from the commencement of investment operations on August 14, 2005 to May 31, 2008 compared to the Merrill Lynch U.S. Corporate/Government/Mortgage Index(2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-1.75%	-2.27%	0.20%	3.55%	4.76%
(EXCLUDING SALES LOAD)(1)	0.25%	-0.27%	0.60%	3.75%	4.89%
CLASS C SHARES***	-1.22%	-2.01%	-0.15%	N/A	1.49%
(EXCLUDING CDSC)	-0.22%	-1.02%	-0.15%	N/A	1.49%
CLASS I SHARES	0.38%	-0.03%	N/A	N/A	1.16%
MERRILL LYNCH U.S. CORPORATE/GOVERNMENT/MORTGAGE INDEX(2)	1.35%	7.10%	3.88%	5.82%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Merrill Lynch U.S. Corporate/Government/Mortgage Index is composed of U.S. dollar denominated SEC-registered investment grade public corporate and government debt. Treasuries, mortgage-backed securities, global bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) and some Yankee Bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Merrill Lynch U.S. Corporate/Government/Mortgage Index. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, December 3, 2001 and August 14, 2005, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Principal Amount			Value
Corporate Bonds–29.6%

		Energy–1.3%
		Oil & Gas–1.3%
$2,000,000		Atlantic Richfield Co., 5.900%, 4/15/2009	$2,042,966

		Total Energy	2,042,966

		Financials–14.1%
		Commercial Banks–5.3%
3,000,000		Bank of America Corp., 7.800%, 2/15/2010	3,156,873
2,000,000		J.P. Morgan Chase & Co., 7.000%, 11/15/2009	2,058,868
1,500,000		Northern Trust Co., 7.100%, 8/1/2009	1,537,641
2,000,000	(1)	Wachovia Corp., 5.750%, 6/15/2017	1,943,740

		Total	8,697,122

		Consumer Finance–3.0%
5,000,000		American General Finance Corp., 4.625%, 9/1/2010	4,886,945

		Diversified Telecommunication Services–1.4%
1,200,000		AT&T Inc., 5.600%, 5/15/2018	1,180,495
1,000,000		Bellsouth Capital Funding Corp., 7.750%, 2/15/2010	1,054,784

		Total	2,235,279

		Investment Services–3.3%
2,000,000		Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037	1,726,982
2,000,000		Merrill Lynch & Co., 6.110%, 1/29/2037	1,617,994
2,000,000		The Goldman Sachs Group, Inc., 5.500%, 11/15/2014	1,962,700

		Total	5,307,676

		Property/Casualty Insurance–1.1%
2,000,000		The Travelers Cos. Inc., 6.250%, 6/15/2037	1,878,174

		Total Financials	23,005,196

		Industrials–11.5%
		Beverages–1.5%
2,500,000		PepsiCo Inc., 4.650%, 2/15/2013	2,531,212

		Conglomerates–2.0%
3,000,000		Honeywell International Inc., 7.500%, 3/1/2010	3,192,117

		Electrical Equipment–1.6%
2,500,000	(1)	Emerson Electric Co., 5.850%, 3/15/2009	2,552,287

		Food–1.6%
2,500,000		Kellogg Co., 5.125%, 12/3/2012	2,525,468

		Retail–4.8%
1,200,000		McDonald’s Corp., 5.350%, 3/1/2018	1,172,317
2,000,000		Target Corp., 5.375%, 5/1/2017	1,953,390

Principal Amount			Value
Corporate Bonds (continued)
$3,000,000		The Home Depot, Inc., 5.400%, 3/1/2016	$2,823,795
2,000,000		Wal-Mart Stores Inc., 5.875%, 4/5/2027	1,961,118

		Total	7,910,620

		Total Industrials	18,711,704

		Technology–2.1%
		Computers–1.0%
1,700,000		Hewlett-Packard Co., 4.500%, 3/1/2013	1,681,327

		Software–1.1%
1,800,000		Oracle Corp., 5.750%, 4/15/2018	1,789,130

		Total Technology	3,470,457

		Utility–0.6%
		Electric–0.6%
1,000,000		Alabama Power Co., 4.850%, 12/15/2012	1,003,896

		Total Utility	1,003,896

		Total Corporate Bonds (identified cost $48,973,670)	48,234,219

Government & Agency Securities–33.2%
		Federal Home Loan Bank–1.2%
800,000		4.000%, 3/30/2012	804,766
1,000,000		7.375%, 2/12/2010	1,069,271

		Total	1,874,037

		Federal Home Loan Mortgage Corporation–13.3% (2)
3,000,000		5.000%, 4/15/2025	3,042,204
7,000,000		5.000%, 6/15/2033	6,858,054
3,000,000	(1)	5.750%, 1/15/2012	3,191,988
8,528,141		6.000%, 7/1/2037	8,667,491

		Total	21,759,737

		Federal National Mortgage Association–18.7% (2)
2,523,535		5.000%, 1/1/2020	2,522,627
5,214,457		6.000%, 4/1/2036	5,301,226
2,700,000		5.000%, 3/25/2024	2,654,046
7,000,000		5.000%, 7/25/2033	6,857,165
13,151,168		5.500%, 7/1/2034	13,094,882

		Total	30,429,946

		Total Government & Agency Securities (identified cost $53,936,207)	54,063,720

Asset-Backed Securities–1.1%
		Collateralized Debt Obligations–0.4%
1,000,000	(3)	Soloso 2005-1A A3L, 4.013%, 10/15/2035	637,500

		Commercial Loans–0.5%
1,000,000	(3)	Timberstar Trust 2006-1A, 6.208%, 10/15/2036	853,990

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Principal Amount			Value
Asset-Backed Securities (continued)
		Home Equity Loans–0.2%
$4,172,000		Soundview Home Equity 2005-B M9, 7.054%, 5/25/2035	$294,184

		Total Asset-Backed Securities (identified cost $6,028,999)	1,785,674

Mortgage-Backed Securities–19.1%
		Government National Mortgage Association–3.9%
1,309,533		5.500%, 10/15/2017	1,331,166
978,100		5.500%, 2/15/2018	994,258
1,041,463		5.500%, 2/15/2018	1,058,669
1,337,269		5.500%, 9/15/2019	1,358,518
1,558,148		5.500%, 11/15/2019	1,582,907

		Total	6,325,518

		Collateralized Mortgage Obligations–15.2%
7,000,000		Countrywide Alternative Loan Trust 2005-6CB, 5.500%, 4/25/2035	5,678,470
911,642		Downey Savings & Loan 2004-AR3 2A2A, 2.868%, 7/19/2044	856,682
2,542,243		GSR Mortgage Loan Trust 2004-7 2A1, 4.139%, 6/25/2034	2,542,862
5,308,493		J.P. Morgan Mortgage Trust 2005-A1 3A3, 4.900%, 2/25/2035	5,143,240
3,822,049		Master Mortgage 2005-1 9A1, 5.235%, 1/25/2035	3,360,951
2,052,119		Merrill Lynch 2005-A1 2A1, 4.521%, 12/25/2034	2,000,393
500,000		Residential Funding Mortgage 2004-S9, 5.500%, 12/25/2034	468,352
4,447,384		Structured Mortgage 2005-1 5A2, 5.168%, 2/25/2035	4,155,036
1,000,000		Structured Adjustable Rate Mortgage 2006-3 3A2, 5.750%, 4/25/2036	668,891

		Total	24,874,877

		Total Mortgage-Backed Securities (identified cost $34,130,189)	31,200,395

U.S. Treasury Obligations–16.5%
		U.S. Treasury Notes–16.6%
12,500,000	(1)	0.000%, 9/18/2008	12,429,125
1,500,000	(1)	3.375%, 11/30/2012	1,501,875
3,500,000	(1)	4.250%, 8/15/2015	3,602,267
2,000,000	(1)	4.500%, 11/30/2011	2,091,094
2,000,000	(1)	4.500%, 3/31/2012	2,091,562
2,000,000	(1)	4.500%, 2/15/2016	2,085,312
3,000,000	(1)	4.750%, 5/15/2014	3,196,875

		Total U.S. Treasury Notes (identified cost $26,529,429)	26,998,110

Shares
Short-Term Investments–21.0%
33,797,350		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	33,797,350

Shares		Value
Short-Term Investments (continued)
$188,855	Fidelity Institutional Money Market Fund	$188,855
188,855	Lehman Brothers Prime Money Market Fund	188,855

	Total Short-Term Investments (identified cost $34,175,060)	34,175,060

	Total Investments–120.5% (identified cost $203,773,556)	196,457,178

	Other Assets and Liabilities–Net–(20.5)%	(33,404,269)

	Total Net Assets–100.0%	$163,052,909

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker-dealers. See Note 5 to the Financial Statements for additional information about securities lending.
(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(3)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institution buyers. Pursuant to procedures adopted by the Board of Trustees, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund seeks current income. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage-backed and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s adviser to be of comparable quality.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund’s Class A Shares had a total return of –3.99%. During the same period, the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(1), the Fund’s benchmark, had a total return of 2.12%.

For the first two quarters in 2008, the economy continued to struggle; housing maintained its downward spiral, consumer spending deteriorated slightly, and GDP growth averaged less than 1%. In response the Federal Reserve enacted numerous borrowing programs designed to add liquidity to a struggling financial system and lowered the Federal Funds rate to 2% from 4.5%. Ironically, interest rates increased as the 5-year Treasury ended the month of May at 3.42%, slightly higher than where it began in November. Higher quality products, like Treasuries and Agencies, continued to do well. Alternatively, spread sector products—asset-backed securities, corporate bonds, high yield securities, and some mortgage products—performed poorly.

Absent an even slower growth projection, it would appear as if the Federal Reserve is done lowering rates for this cycle. In fact, Federal Fund futures now predict that the interest rate will increase 50 basis points (0.50%) by December of this year. Market participants have already started to anticipate this as the 2-year Treasury increased over 1% (100 basis points) in the last three-months alone.

In anticipation of this, the Fund has positioned itself with a shorter duration than the index, which hurt performance in early 2008, but has helped recently. Over the long-term, we feel comfortable with this stance. The Fund’s exposure to certain mortgage products and corporate products continues to weigh on performance. However, as we look forward we think there is tremendous long-term opportunity in spread sectors such as mortgages. Unquestionably, prices will continue to be volatile but valuations are too attractive to pass up.

Michael L. Smith

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO STATISTICS†

AS OF MAY 31, 2008

Average Credit Quality	AAA
Current Yield	5.3%
Yield to Maturity	6.7%
Duration	1.4 Years
Average Effective Maturity	1.6 Years
Total Number of Holdings	17

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
U. S. Treasury Obligations	45.7%
Mortgage-Backed Securities	23.0%
Government & Agency Securities	12.1%
Corporate Bonds	9.9%
Asset-Backed Securities	1.4%
Short-Term Investments	7.9%

Total	100.0%

CREDIT QUALITY†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	26.2%	Agency	12.8%
A	8.8%	Treasury	48.9%
BBB	1.7%	Cash	0.1%

CCC	1.5%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index is an unmanaged index composed of U.S. government and U.S. dollar denominated SEC registered corporate bonds with an investment grade rating of “A” or higher. Issuers have a maturity of between 1 and 3 years. The index is unmanaged, and unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class A Shares(2) from November 30, 1997 to May 31, 2008(1) compared to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(3), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class C Shares from the commencement of investment operations on December 14, 2001 to May 31, 2008(1) compared to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(3), a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class I Shares from the commencement of investment operations on September 1, 2005 to May 31, 2008(1) compared to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(3), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008(1)	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(4)
CLASS A SHARES**(2)	-5.43%	-7.59%	-1.26%	2.01%	2.89%
(EXCLUDING SALES LOAD)(2)	-3.99%	-6.18%	-0.96%	2.17%	3.00%
CLASS C SHARES***	-5.31%	-7.81%	-1.70%	N/A	-0.57%
(EXCLUDING CDSC)	-4.35%	-6.88%	-1.70%	N/A	-0.57%
CLASS I SHARES	-4.12%	-6.21%	N/A	N/A	-1.92%
MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(3)	2.12%	6.96%	3.36%	4.90%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 1.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)	Effective July 1, 2006, Morgan Asset Management, Inc. agreed to voluntarily waive 0.15% of its contractual investment advisory fee. If not for this waiver, performance would have been lower.
(2)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(3)

The Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index is an unmanaged index composed of U.S. government and U.S. dollar denominated SEC registered corporate bonds with an investment grade rating of “A” or higher. Issuers have a maturity of between 1 and 3 years. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(4)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 12, 1993, December 14, 2001 and September 1, 2005, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Principal Amount			Value
Corporate Bonds–9.8%
		Chemicals–1.7%
$100,000		E.I. Du Pont de Nemours & Co., 6.875% 10/15/2009	$103,703

		Finance–3.2%
100,000		Caterpillar Financial Services Corporation, 4.500% 6/15/2009	100,525
100,000		Marshall & Ilsley Corporation, 4.375% 8/1/2009	97,472

		Total	197,997

		Food & Beverage–1.6%
100,000		Diageo Capital PLC, 4.375% 5/3/2010	100,014

		Retail–1.6%
100,000		Home Depot Inc., 3.750% 9/15/09	98,095

		Telecommunications–1.7%
100,000		AT&T Inc., 4.125% 9/15/2009	100,137

		Total Corporate Bonds (identified cost $602,137)	599,946

Government & Agency Securities–12.1%
		Federal Home Loan Mortgage Corporation–3.2% (2)
192,711		5.000%, 1/15/2016	193,402

		Federal National Mortgage Association–8.9% (2)
550,000		2.500%, 4/9/2010	543,949

		Total Government & Agency Securities (identified cost $741,320)	737,351

Asset-Backed Securities–1.4%
		Home Equity Loans–1.4%
1,200,000		Soundview Home Equity Loan Trust 2005–B M9, 7.054% 5/25/35	84,617

		Total Asset-Backed Securities (identified cost of $1,158,667)	84,617

Mortgage-Backed Securities–22.8%
		Collateralized Mortgage Obligations–20.1%
287,887		Downey Savings & Loan 2004-AR3 2A2A, 2.868% 7/19/44	270,531
762,673		GSR Mortgage Loan Trust 2004-7 2A1, 4.139% 6/25/34	762,858
473,101		Harborview Mortgage Loan Trust 2005-7 1A, 5.410% 6/19/45	360,976

		Total Mortgage-Backed Securities (identified cost $1,519,022)	1,394,365

U.S. Treasury Obligations–45.4%
		U.S. Treasury Notes–39.9%
700,000		4.750%, 2/28/2009	713,564
2,000,000	(1)	4.875%, 8/15/2009	2,059,376

		Total U.S. Treasury Obligations (identified cost $2,702,850)	2,772,940

Shares		Value
Short-Term Investments–22.9%
911,063	Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	$911,063
241,743	Fidelity Institutional Money Market Fund	241,743
241,743	Lehman Brothers Prime Money Market Fund	241,743

	Total Short-Term Investments (identified cost $1,394,549)	1,394,549

	Total Investments–114.4% (identified cost $8,118,546)	6,983,768

	Other Assets and Liabilities–Net–(14.4)%	(877,637)

	Total Net Assets–100%	$6,106,131

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker dealers. See Note 5 to the Financial Statements for additional information about securities lending.
(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund seeks current income that is exempt from federal income tax. The Fund invests its assets primarily in a highly diversified portfolio of tax-exempt bonds.

INVESTMENT RISKS:     Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. A portion of the Fund’s income may be subject to the federal alternative minimum tax and/or certain state and local taxes. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Intermediate Tax-Exempt Bond Fund’s Class A Shares had a total return of 1.80%, based on net asset value. The Merrill Lynch 3-7 Year Municipal Index(1), the Fund’s benchmark, had a total return of 2.68% during the same period.

The municipal bond market yield curve was steeper at the end of the six-month period than at the beginning. Yields on shorter term tax-exempt securities declined, and longer term yields rose. The approximate mid-point in late February was marked by a sharp spike in tax-exempt yields of most maturities due to effects of the credit crisis generally and specifically to the failure of some sectors of the municipal market to function normally. In March yields fell, partially reversing the February moves.

The Fund’s portfolio is of relatively high credit quality. Values of tax-exempt securities with strong underlying credit ratings held up better than those dependent on bond insurance, as insurers’ credit strength was called into question and rating agencies lowered many of their ratings. The Fund invests in bonds of relatively short maturities, which generally held value better than long bonds.

The Fund remains in a defensive position, with a maturity structure and duration shorter than those of the benchmark index.

Dorothy E. Thomas, CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO STATISTICS†

AS OF MAY 31, 2008

Average Credit Quality	Aa2
Current Yield	4.6%
Yield to Maturity	3.4%
Duration	3.8 Years
Average Effective Maturity	6.6 Years
Total Number of Holdings	62

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS
AAA	33.9%
AA	32.1%
A	32.4%
Cash Equivalents	1.6%

Total	100.0%

STATE DIVERSIFICATION†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Alabama	21.4%	California	3.1%
Texas	11.7%	Colorado	2.8%
South Carolina	9.1%	Kentucky	2.1%
Virginia	8.5%	Arkansas	2.1%
North Carolina	8.5%	Illinois	1.5%
Georgia	6.5%	Maryland	1.5%
Missouri	6.5%	Washington	1.4%
Florida	6.4%	Kansas	0.9%
Indiana	4.5%	Short-Term Investments	1.5%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class A Shares from the commencement of investment operations on February 9, 2004 to May 31, 2008 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class C Shares from the commencement of investment operations on February 9, 2004 to May 31, 2008 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class I Shares from the commencement of investment operations on February 9, 2004 to May 31, 2008 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	-0.24%	2.43%	1.76%
(EXCLUDING SALES LOAD)	1.80%	4.52%	2.23%
CLASS C SHARES***	0.29%	2.59%	1.88%
(EXCLUDING CDSC)	1.31%	3.62%	1.88%
CLASS I SHARES	1.92%	4.67%	2.36%
MERRILL LYNCH 3-7 YEAR MUNICIPAL INDEX (1)	2.68%	6.71%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund commenced investment operations on February 9, 2004.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Principal Amount		Value
Municipal Bonds–98.0%
	Alabama–21.3%
$1,000,000	Alabama State Public School & College Authority Capital Improvement, Revenue Bonds, 5.000%, 12/1/2018	$1,091,540
500,000	Alabama Water Pollution Control Authority, Revenue Bonds, 4.750% (AMBAC INS), 8/15/2014	500,340
430,000	Athens, Alabama , GO UT Warrants, 4.650% (AMBAC INS), 8/1/2011	435,560
250,000	Baldwin County Alabama, Refunding Bonds, 5.200% (FSA LOC), 6/1/2008	249,998
500,000	Decatur, Alabama Water Authority, Revenue Bonds, 4.650% (FSA LOC), 5/1/2010	514,700
500,000	Huntsville, Alabama Health Care Authority, Revenue Bond, 4.700% (MBIA INS), 6/1/2012	528,855
500,000	Huntsville, Alabama Water Systems, Revenue Bond Warrants, 4.875%, 11/1/2015	507,870
500,000	Limestone County Alabama Water Authority, 4.700% (AMBAC INS), 12/1/2009	509,980
250,000	Mobile, Alabama, GO UT Warrants, 5.200% (AMBAC INS), 2/15/2010	261,993
500,000	Scottsboro, Alabama Waterworks Sewer & Gas Board, Revenue Bonds, 4.400% (MBIA INS), 8/1/2012	505,925
250,000	Shelby County Alabama Board of Education, GO LTD Warrants, 4.500% (AMBAC INS), 2/1/2009	253,880
500,000	Shelby County Alabama Board of Education, GO LTD, 4.750%, 2/1/2013	510,795
250,000	Southeast Alabama Gas District, Revenue Bonds (Series A), 5.250% (AMBAC INS), 6/1/2011	269,055
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, 5.375% (FGIC LOC), 10/1/2011	521,475
1,000,000	Tuscaloosa, Alabama, GO UT Warrants, 4.500%, 2/15/2013	1,045,300
245,000	Tuscaloosa, Alabama City Board of Education, Warrants, 4.550%, 2/15/2010	245,421

	Total	7,952,687

	Arkansas–2.1%
250,000	Arkansas State Development Finance Authority, Revenue Bonds, 4.000% (AMBAC INS), 12/1/2011	259,070
500,000	Little Rock, Arkansas, GO LTD, 4.000% (FSA LOC), 4/1/2014	519,470

	Total	778,540

	California–3.1%
1,000,000	California State, GO UT, 6.000%, 2/1/2016	1,161,520

Principal Amount		Value
Municipal Bonds (continued)
	Colorado–2.8%
85,000	Lower Colorado River Authority, Prerefunded, Revenue Bonds, 5.250%, 5/15/2021	$93,526
915,000	Lower Colorado River Authority, Unrefunded, Revenue Bonds, 5.250%, 5/15/2021	963,339

	Total	1,056,865

	Florida–6.4%
750,000	Broward County Florida, GO UT (Series B), 5.000%, 1/1/2012	797,595
250,000	Florida State Department of Transportation, GO UT (Series A), 5.000%, 7/1/2016	267,340
1,000,000	JEA Florida Electric Systems, Revenue Bonds (Series D), 4.400%, 10/1/2018	1,000,020
300,000	Palm Beach County Florida Solid Waste Authority, Revenue Bonds (Series A), 6.000% (AMBAC INS), 10/1/2009	311,472

	Total	2,376,427

	Georgia–6.4%
300,000	Atlanta and Fulton County Recreation Authority, Revenue Bonds, 4.750% (AMBAC INS), 12/1/2010	316,134
500,000	Augusta, Georgia Water & Sewer Authority, Revenue Bonds, 4.000% (FSA LOC), 10/1/2012	520,740
250,000	Fayette County Georgia School District, GO UT, 4.625%, 3/1/2010	258,780
1,000,000	Gwinnett County Georgia Water & Sewer Authority, Revenue Bonds, 4.000%, 8/1/2015	1,041,680
240,000	Private Colleges Georgia, 5.250%, 11/1/2013	252,694

	Total	2,390,028

	Illinois–1.5%
500,000	Illinois Health Facilities Authority, Revenue Bonds, 6.125%, 11/15/2022	543,005

	Indiana–4.5%
1,000,000	Indiana State Office Building & Facility, Revenue Bonds, 5.250% (FGIC INS), 7/1/2015	1,089,830
500,000	Indianapolis, Indiana Public Improvement Board, Revenue Bonds, 6.000%, 1/10/2020	568,495

	Total	1,658,325

	Kansas–0.9%
300,000	Kansas State Development Finance Authority, Revenue Bonds, 5.000% (MBIA INS), 6/1/2011	318,903

	Kentucky–2.1%
500,000	Kentucky State Property & Building Commission, Revenue Bonds, 5.750%, 10/1/2012	538,815

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Principal Amount		Value
Municipal Bonds (continued)
$250,000	Louisville, Kentucky Public Properties Corp. First Mortgage, Revenue Bonds, 4.550% (MBIA INS), 12/1/2008	$252,648

	Total	791,463

	Maryland–1.5%
500,000	Maryland State & Local Facilities, GO UT (Series II), 5.500%, 7/15/2013	558,085

	Missouri–6.4%
1,000,000	Missouri State Environmental Energy Authority, Revenue Bonds (Series B), 5.125%, 1/1/2020	1,056,850
750,000	Missouri State Highway & Transportation, Revenue Bonds (Series A), 5.625%, 2/1/2018	806,483
500,000	Missouri State Highway & Transportation, Revenue Bonds (Series A), 5.250%, 2/1/2020	540,125

	Total	2,403,458

	North Carolina–8.4%
500,000	Greensboro, North Carolina, GO UT (Series A), 4.000%, 2/1/2013	521,350
500,000	Mecklenburg County North Carolina, GO UT (Series A), 4.000%, 2/1/2015	517,130
250,000	North Carolina Infrastructure Financial Corp., Revenue Bonds, 5.000%, 10/1/2011	267,090
1,000,000	Wake County North Carolina, GO UT Refunding Bonds, 4.000%, 3/1/2015	1,044,420
750,000	Wake County North Carolina, GO UT (Series A), 4.000%, 4/1/2013	784,117

	Total	3,134,107

	South Carolina–9.1%
1,000,000	South Carolina State, GO UT, 4.000%, 1/1/2014	1,032,480
500,000	South Carolina State, GO UT (Series A), 4.600%, 5/1/2012	517,160
1,000,000	South Carolina State Public Service Authority, Revenue Bonds (Series A), 5.000% (AMBAC), 1/1/2018	1,056,150
750,000	South Carolina State Public Service Authority, Revenue Bonds (Series A), 5.000% (AMBAC), 1/1/2022	780,270

	Total	3,386,060

	Texas–11.6%
1,000,000	Dallas, Texas Waterworks & Sewer System, Revenue Bonds, 4.125% (FSA LOC), 4/1/2013	1,042,840
830,000	Denton, Texas Utility, Prerefunded, Revenue Bonds, 5.125% (AMBAC INS), 12/1/2018	888,216
170,000	Denton, Texas Utility, Unrefunded, Revenue Bonds, 5.125% (AMBAC INS), 12/1/2018	177,192
500,000	Fort Worth, Texas, GO LTD, 4.000%, 3/1/2013	518,120
500,000	San Antonio, Texas, GO LTD (Series A), 5.250%, 2/1/2010	523,515

Principal Amount		Value
Municipal Bonds (continued)
$275,000	Texas State Public Finance Authority, GO UT, 5.000%, 10/1/2017	$289,376
500,000	Tomball, Texas, GO UT, 4.500% (MBIA INS), 2/15/2011	521,520
350,000	University of Texas, Revenue Bonds (Series B), 5.250%, 8/15/2013	385,319

	Total	4,346,098

	Virginia–8.5%
1,000,000	Virginia Commonwealth Transportation Board Revenue, 5.000%, 5/15/2012	1,075,840
1,000,000	Virginia State Public Building Authority, Revenue Refunding Bonds (Series A), 5.000%, 8/1/2015	1,058,020
1,000,000	Virginia State Resource Authority Infrastructure, Revenue Pooled Loan Bond (Series D), 5.000%, 5/1/2020	1,028,920

	Total	3,162,780

	Washington–1.4%
500,000	Washington State, GO UT (Series B), 5.500%, 5/1/2009	516,400

34,690,000	Total Municipal Bonds (identified cost $35,969,086)	36,534,751

Shares
Short-Term Investments–1.4%
539,096	Federated Tax-Free Obligations Money Market Fund	539,096

	Total Short-Term Investments (identified cost $539,096)	539,096

35,229,096	Total Investments–99.4% (identified cost $36,508,182)	37,073,847

	Other Assets and Liabilities–Net–0.6%	223,550

	Total Net Assets–100.0%	$37,297,397

At May 31,2008, the Fund held no securities that are subject to federal alternative minimum tax (AMT).

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance

GO—General Obligation

INS—Insured

LOC—Letter of Credit

LTD—Limited Tax

MBIA—Municipal Bond Investors Assurance Corporation

UT—Unlimited Tax

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

TREASURY MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Treasury Money Market Fund seeks current income consistent with stability of principal and liquidity. The Fund invests primarily in U.S. Treasury obligations maturing in 397 days or less and in repurchase agreements collateralized by U.S. Treasury obligations.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Treasury Money Market Fund’s Class A Shares had a total return 0.95%, based on net asset value. The Federal Reserve Board cut the Federal Funds Rate 225 basis points (2.25%) in the first half of 2008. The continued flight to quality and the Federal Reserve Board’s monetary policy drove the 3-month U.S. Treasury yield from 3.14% on 11/30/07 to 1.88% on 05/30/08, a decrease of 126 basis points.

The Fund maintains a 60-day or less weighted average life in order to qualify for its AAA rating from Standard & Poor’s. A positively sloped yield curve and a decline in interest rates means longer dated securities have yielded a higher return than shorter ones. Therefore, the Fund purchased longer-dated U.S. Treasury securities when possible and attempted to maintain an average life of 50 days.

Our current strategy is to take advantage of any short-term fluctuations in interest rates, as well as exploiting any yield disparities between U.S. Treasury Bills and money market eligible U.S. Treasury Notes. Due to the slightly positive slope of the yield curve, the low interest rate environment, and the Federal Reserve Board’s monetary outlook, we will likely maintain a weighted average life of the Fund between 40-45 days as liquidity considerations and trading conditions permit.

George R. McCurdy IV, CFA

Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

TREASURY MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS
1-14 Days	19.4%
15-29 Days	23.5%
30-59 Days	26.0%
60-179 Days	31.1%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

		AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SEVEN-DAY YIELD*(1)	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(2)	0.81%	0.95%	2.90%	2.43%	2.95%	3.43%
CLASS I SHARES**	1.06%	1.07%	3.16%	N/A	N/A	3.70%
*	Not annualized for periods less than one year.
**	The Fund’s shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.
(1)

The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund toll-free at 877-757-7424 to acquire the current Seven-Day Yield.

(2)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(3)	The Fund’s Class A Shares and Class I Shares commenced investment operations on April 14, 1992 and April 3, 2006, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Principal Amount				Value
U.S. Treasury Obligations–96.9%
			U.S. Treasury Bills–73.2%
$30,000,000	(1)(2)		1.57%-1.76%, 6/5/2008	$29,994,639
130,000,000	(1)		1.13%-1.86%, 6/12/2008	129,944,557
130,000,000	(1)		0.86%-2.02%, 6/19/2008	129,902,010
20,000,000	(1)		1.27%, 6/26/2008	19,982,771
80,000,000	(1)(2)		0.97%-1.31%, 7/10/2008	79,900,767
50,000,000	(1)		1.33%-1.45%, 7/17/2008	49,917,966
30,000,000	(1)		1.07%, 7/24/2008	29,953,625
30,000,000	(1)		1.18%, 7/31/2008	29,942,000
75,000,000	(1)		1.20%-1.53%, 8/7/2008	74,814,121
70,000,000	(1)		1.82%, 8/14/2008	69,743,210
85,000,000	(1)		2.18%-2.19%, 6/16/2008	84,923,721

				729,019,387

		U.S. Treasury Notes–23.7%
15,000,000	(1)		1.65%, 8/15/2008	15,050,383
60,000,000	(1)		1.34%-1.61%, 9/15/2008	60,275,562
100,000,000	(1)(2)		1.03%-1.14%, 6/30/2008	100,317,723
60,000,000	(1)		1.25%-1.77%, 7/31/2008	60,333,335

				235,977,003

			Total U.S. Treasury Obligations (amortized cost $964,996,390)	964,996,390

Shares
Short-Term Investments–2.9%
2,769,355			BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 2.37%	2,769,355
1,839,110			Federated U.S. Treasury Cash Reserve Fund, 2.14%	1,839,110
24,349,621			Goldman Sachs Financial Square Trust, 2.16%	24,349,621

			Total Short-Term Investments (amortized cost $28,958,086)	28,958,086

			Total Investments–99.8% (amortized cost $993,954,476) (3)	993,954,476

			Other Assets and Liabilities–Net–0.2%	2,528,251

			Total Net Assets–100.0%	$996,482,727

(1)	Yield at date of purchase.
(2)	Certain principal amounts are temporarily on loan to unaffiliated broker dealers. See Note 5 to the Financial Statements for additional information about securities lending.
(3)	Also represents cost for federal income tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Money Market Fund seeks maximum current income consistent with preservation of capital and liquidity. The Fund invests in high quality, short-term money market instruments with remaining maturities of 397 days or less.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2008, Regions Morgan Keegan Select Money Market Fund’s Class A Shares had a total return of 1.44%, based on net asset value. The assets of the Fund have grown significantly over the past twelve months, and have stabilized near the current level. By focusing exclusively on the highest quality money market securities, the Fund has been able to maintain a competitive position in its peer group universe.

The economic data should continue to point to a slowing economy, as a weakening housing market and rising energy prices will remain a drag on economic growth. However, inflationary concerns are rising, so the Federal Reserve Board will likely take a more cautious viewpoint on further interest rate cuts. We will position the Fund to take advantage of any short-term market fluctuations without exposing it to any unnecessary risks.

George R. McCurdy IV, CFA

Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF MAY 31, 2008

% OF TOTAL INVESTMENTS
1-14 Days	19.4%
15-29 Days	18.5%
30-59 Days	29.3%
60-179 Days	29.4%
180-397 Days	3.4%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2008	SEVEN-DAY YIELD*(1)	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	1.76%	1.44%	3.71%	2.50%	2.38%
CLASS I SHARES**	2.01%	1.57%	3.97%	2.87%	3.17%
*	Not annualized for periods less than one year.
**	The Fund’s shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.
(1)

The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund toll-free at 877-757-7424 to acquire the current Seven-Day Yield.

(2)

The Fund began operations on February 18, 2005 as the successor to a substantially similar investment company. On that date, the Fund merged with LEADER Money Market Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 4, 2000 (Class A Shares) and July 7, 1999 (Class I Shares). The performance information assumes reinvestment of dividends and other distributions and, for the periods prior to February 18, 2005, reflects fees and expenses paid by the predecessor fund’s Class A Shares and Class I Shares.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2008 (UNAUDITED)

Principal Amount			Value
Commercial Paper–55.3%
		Auto Manufacturers–3.0%
$4,500,000	(1)	Toyota Motor Corporation, 2.471%, 9/2/2008	$4,471,519

		Banks–8.8%
4,500,000	(1)	Bank of America, 2.567%, 7/1/2008	4,490,437
4,000,000	(1)	State Street Corporation, 2.587%, 7/8/2008	3,989,435
4,500,000	(1)	Wells Fargo & Company, 2.094%, 6/3/2008	4,499,477

		Total Banks	12,979,349

		Diversified Financial Services–15.1%
4,500,000	(1)	American Express Company, 2.688%, 7/2/2008	4,489,654
4,500,000	(1)	Citigroup Funding, 2.908%, 8/25/2008	4,469,400
4,500,000	(1)	JP Morgan Chase, 2.419%, 9/24/2008	4,465,500
4,500,000	(1)	Merrill Lynch & Co., 3.332%, 10/14/2008	4,444,650
4,500,000	(1)	UBS Finance, 2.621%, 7/10/2008	4,487,325

		Total Diversified Financial Services	22,356,529

		Food–3.0%
4,500,000	(1)	Nestle Capital Corp., 2.119%, 7/17/2008	4,487,867

		Insurance–5.7%
4,000,000	(1)	American General Finance Corp., 2.795%, 6/27/2008	3,991,969
4,500,000	(1)	ING Funding, 2.517%, 6/23/2008	4,493,125

		Total Insurance	8,485,094

		Machinery–Diversified–3.1%
4,500,000	(1)	John Deere & Company, 2.053%, 6/6/2008	4,498,719

		Manufacturers–3.1%
4,500,000	(1)	GE Capital Corporation, 2.336%, 6/16/2008	4,495,650

		Media–2.7%
4,000,000	(1)	McGraw-Hill Companies, Inc., 2.130%, 8/6/2008	3,984,453

		Oil & Gas–3.0%
4,500,000	(1)	ConocoPhillips, 2.060%, 7/28/2008	4,485,394

		Telecommunications–2.7%
4,000,000	(1)	AT&T, 2.236%, 7/15/2008	3,989,098

		Utilities–5.1%
4,500,000	(1)	FL Power & Light, 2.126%, 6/19/2008	4,495,230
3,000,000	(1)	Southern Co., 2.172%, 6/12/2008	2,998,011

		Total Utilities	7,493,241

		Total Commercial Paper (amortized cost $81,726,913)	81,726,913

U.S. Government Agencies–38.9%
		Federal National Mortgage Association–11.3% (2)
5,000,000	(1)	4.132%, 6/15/2008	5,002,087
5,000,000	(1)	2.081%, 7/16/2008	4,987,062
1,000,000	(1)	2.183%, 7/28/2008	1,001,404
4,000,000	(1)	2.009%, 7/30/2008	3,986,889
1,713,000	(1)	2.208%, 10/15/2008	1,727,413

			16,704,855

Principal Amount			Value
U.S. Government Agencies (continued)
		Federal Home Loan Bank–23.5%
$5,000,000	(1)	2.012%, 6/2/2008	$4,999,721
3,000,000	(1)	2.053%, 6/11/2008	2,998,292
5,000,000	(1)	1.939%, 6/18/2008	4,995,443
5,000,000	(1)	2.022%, 7/11/2008	4,988,806
4,000,000	(1)	2.009%, 8/1/2008	3,986,444
4,000,000	(1)	2.015%, 8/6/2008	3,985,297
3,835,000	(1)	2.197%, 10/10/2008	3,867,730
5,000,000	(1)	2.635%, 3/5/2009	5,003,014

			34,824,747

		Federal Home Loan Mortgage Corporation–4.1% (2)
2,000,000	(1)	2.060%, 7/28/2008	1,993,508
4,000,000	(1)	2.127%, 10/15/2008	4,044,092

			6,037,600

		Total U.S. Government Agencies (amortized cost $57,567,202)	57,567,202

Shares
Short-Term Investments–5.9%
4,328,292		Fidelity Institutional Money Market Fund	4,328,292
4,328,292		Lehman Brothers Prime Money Market Fund	4,328,292

		Total Short-Term Investments (amortized cost $8,656,584)	8,656,584

		Total Investments–100.1% (amortized cost $147,950,699) (3)	147,950,699

		Other Assets and Liabilities– Net–(0.1)%	(105,074)

		Total Net Assets–100.0%	$147,845,625

(1)	Yield at date of purchase.
(2)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(3)	Also represents cost for federal income tax purposes.

The following acronyms are used throughout this portfolio:

AMBAC—American Municipal Bond Assurance Corp.

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance

GO—General Obligation

GSL—Guaranteed Student Loans

INS—Insured

LOC—Letter of Credit

LTD—Limited Tax

PLC—Public Limited Company

UT—Unlimited Tax

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2008.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2008 (UNAUDITED)

	Mid Cap Growth Fund		Growth Fund		Core Equity Fund		Mid Cap Value Fund		Value Fund		Balanced Fund
Assets:
Investments in securities, at value	$496,448,625	(1)	$512,508,111	(1)	$19,050,006		$64,089,066	(1)	$259,275,103		$225,025,644	(1)

Total investments in securities	496,448,625		512,508,111		19,050,006		64,089,066		259,275,103		225,025,644

Interest and dividends receivable	309,001		687,785		16,547		96,033		332,767		806,974
Receivable for fund shares sold	935,828		325,655		—		6,607		197,984		531,372
Receivable for investments sold	—		4,968,282		498,190		663,035		4,328,602		1,060,255
Other assets	17,682		—		—		—		429		—

Total assets	497,711,136		518,489,833		19,564,743		64,854,741		264,134,885		227,424,245

Liabilities:
Payable for fund shares redeemed	405,756		1,583,682		31,977		51,884		292,179		221,470
Payable for investments purchased	—		—		509,599		634,711		3,099,882		—
Call options written, at value (premiums received $550,197) (Note 6)	—		—		—		—		—		690,350
Payable for collateral due to broker	91,608,446		79,367,315		—		13,495,938		—		38,791,565
Accrued expenses:
Advisory fees (Note 3)	253,055		280,441		12,645		32,231		166,609		119,959
Administration fees (Note 3)	30,367		33,653		1,517		3,868		19,993		14,395
Custodian fees (Note 3)	5,692		5,893		422		1,071		4,391		3,411
Accounting fees (Note 3)	10,122		11,217		506		1,289		6,664		4,798
Shareholder services fees (Note 3)	43,301		39,546		795		3,929		16,933		9,155
Distribution services fees (Note 3)	5,968		2,704		—		424		1,434		2,893
Transfer agent fees (Note 3)	11,003		9,790		3,617		4,994		5,990		5,889
Other	21,315		21,230		4,299		5,821		18,462		15,393

Total liabilities	92,395,025		81,355,471		565,377		14,236,160		3,632,537		39,879,278

Net Assets:	405,316,111		437,134,362		18,999,366		50,618,581		260,502,348		187,544,967

Composition of Net Assets:
Paid-in capital	$314,678,190		$316,226,084		$5,596,561		$39,491,673		$201,003,603		$149,678,532
Undistributed net investment income/(loss)	(98,318)		374,812		3,785		7,356		392,565		701,094
Accumulated net realized gains/(losses) on investments	8,471,060		5,749,372		9,556,643		52,272		3,372,704		(559,910)
Net unrealized appreciation on investments	82,265,179		114,784,094		3,842,377		11,067,280		55,733,476		37,725,251

Net Assets	$405,316,111		$437,134,362		$18,999,366		$50,618,581		$260,502,348		$187,544,967

Investments, at identified cost	$414,183,446		$397,724,017		$15,207,629		$53,021,786		$203,541,627		$187,160,240

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$194,661,968		$179,188,090		$3,471,720		$17,616,963		$76,800,419		$38,301,765
Shares outstanding	11,309,833		8,945,683		165,093		1,723,407		3,977,002		2,366,308
Net asset value and redemption price per share	$17.21		$20.03		$21.03		$10.22		$19.31		$16.19
Offering price per share	$18.21	(2)	$21.20	(2)	$22.25	(2)	$10.81	(2)	$20.43	(2)	$17.13	(2)

Class C Shares:
Net assets	$9,429,923		$4,206,030		$108		$671,225		$2,177,274		$4,412,481
Shares outstanding	575,554		218,026		5		68,347		112,872		272,630
Net asset value, offering and redemption price* per share	$16.38		$19.29		$21.02		$9.82		$19.29		$16.18

Class I Shares:
Net assets	$201,224,220		$253,740,242		$15,527,538		$32,330,393		$181,524,655		$144,830,721
Shares outstanding	11,569,704		12,674,834		736,780		3,157,871		9,404,747		8,931,879
Net asset value, offering and redemption price per share	$17.39		$20.02		$21.07		$10.24		$19.30		$16.22

*	Redemption price per share varies by length of time shares are held.

(1)	Including $89,431,401, $76,754,584, $13,079,125, and $37,236,244 of securities loaned, respectively.
(2)	Computation of offering price per share: 100/94.5 of net asset value.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2008 (UNAUDITED)

	Fixed Income Fund		Limited Maturity Fixed Income Fund		Intermediate Tax Exempt Bond Fund		Treasury Money Market Fund		Money Market Fund
Assets:
Investments in securities, at value	$196,457,178	(1)	$6,983,768	(1)	$37,073,847		$993,954,476	(1)	$147,950,699

Total investments in securities	196,457,178		6,983,768		37,073,847		993,954,476		147,950,699

Cash	525		—		—		—		—
Interest and dividends receivable	1,462,382		61,087		490,638		3,784,299		244,963
Receivable for fund shares sold	34,513		—		—		—		—
Due from affiliates	—		14,190		—		—		—

Total assets	197,954,598		7,059,045		37,564,485		997,738,775		148,195,662

Liabilities:
Payable for fund shares redeemed	476,483		8		144,467		—		—
Dividends payable	474,537		29,806		96,413		615,967		234,074
Payable for collateral due to broker	33,797,350		911,063		—		—		—
Accrued expenses:
Advisory fees (Note 3)	71,325		2,126		8,256		176,111		31,765
Administration fees (Note 3)	12,839		478		2,972		79,250		11,435
Custodian fees (Note 3)	3,065		133		826		8,426		2,753
Accounting fees (Note 3)	4,279		160		991		26,417		3,812
Shareholder services fees (Note 3)	19,076		1,326		7,083		219,094		29,123
Distribution services fees (Note 3)	1,591		314		608		—		—
Transfer agent fees (Note 3)	5,214		3,255		4,695		3,514		3,237
Other	35,930		4,245		777		127,269		33,838

Total liabilities	34,901,689		952,914		267,088		1,256,048		350,037

Net Assets:	163,052,909		6,106,131		37,297,397		996,482,727		147,845,625

Composition of Net Assets:
Paid-in capital	$186,665,561		$15,991,162		$36,672,639		$995,534,770		$148,083,499
Undistributed net investment income/(loss)	—		—		(8,810)		—		(39,800)
Accumulated net realized gains/(losses) on investments	(16,296,276)		(8,750,253)		67,903		947,957		(198,074)
Net unrealized appreciation/(depreciation) of investments	(7,316,376)		(1,134,778)		565,665		—		—

Net Assets	$163,052,909		$6,106,131		$37,297,397		$996,482,727		$147,845,625

Investments, at identified cost	$203,773,554		$8,118,546		$36,508,182		$993,954,476		$147,950,699

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$84,424,167		$5,649,185		$31,096,430		$994,450,363		$135,522,254
Shares outstanding	9,010,841		686,092		3,267,514		993,511,240		135,603,832
Net asset value and redemption price per share	$9.37		$8.23		$9.52		$1.00		$1.00
Offering price per share	$9.56	(2)	$8.36	(3)	$9.71	(2)	$1.00		$1.00

Class C Shares:
Net assets	$2,398,967		$456,851		$921,721		—		—
Shares outstanding	256,052		55,492		96,809		—		—
Net asset value, offering and redemption price* per share	$9.37		$8.23		$9.52		—		—

Class I Shares:
Net assets	$76,229,775		$95		$5,279,246		$2,032,364		$12,323,371
Shares outstanding	8,138,801		11		555,004		2,030,626		12,309,264
Net asset value, offering and redemption price per share	$9.37		$8.23		$9.51		$1.00		$1.00

*	Redemption price per share varies by length of time shares are held.

(1)	Including $33,264,437, $892,521, and $187,005,386 of securities loaned, respectively.
(2)	Computation of Offering Price Per Share: 100/98 of net asset value.
(3)	Computation of Offering Price Per Share: 100/98.5 of net asset value.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

	Mid Cap Growth Fund		Growth Fund	Core Equity Fund
Investment Income:
Dividend income	$1,895,446	(1)	$2,850,046 (2)	$293,204 (3)
Proceeds from securities lending	153,736		99,114	—

Total investment income	2,049,182		2,949,160	293,204

Expenses:
Advisory fees	1,407,581		1,679,087	172,662
Administration fees	168,910		201,491	20,720
Custodian fees	32,506		34,943	5,615
Accounting fees	56,303		67,163	6,906
Shareholder service fees—Class A Shares	298,723		299,461	4,983
Shareholder service fees—Class C Shares	11,785		5,855	—
Distribution service fees—Class C Shares	35,355		17,565	—
Transfer agent fees	78,955		70,669	20,071
Legal fees	14,625		15,875	2,714
Audit fees	10,248		11,259	5,520
Registration fees	14,801		13,779	8,320
Trustees’ fees	2,076		2,076	2,076
Insurance premiums	6,670		8,018	1,412
Printing and postage fees	20,174		27,435	2,726
Other	9,649		10,563	4,409

Total expenses	2,168,361		2,465,239	258,134

Net expenses	2,168,361		2,465,239	258,134

Net investment income/(loss)	(119,179)		483,921	35,070

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	8,479,444		5,215,088	9,525,345
Net realized gains on expired or closed options	—		469,232	—
Change in unrealized appreciation/(depreciation) on investments	9,439,771		(11,060,840)	(13,417,994)

Net realized and unrealized gains/(losses) on investments	17,919,215		(5,376,520)	(3,892,649)

Change in net assets resulting from operations	$17,800,036		$(4,892,599)	$(3,857,579)

(1)	Net of foreign taxes withheld of $7,020.

(2)	Net of foreign taxes withheld of $8,341.

(3)	Net of foreign taxes withheld of $342.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

	Mid Cap Value Fund	Value Fund	Balanced Fund
Investment Income:
Dividend income	$387,578 (1)	$2,283,327 (2)	$996,165	(3)
Interest income	—	—	1,201,406
Proceeds from securities lending	25,118	—	95,693

Total investment income	412,696	2,283,327	2,293,264

Expenses:
Advisory fees	226,775	931,001	657,702
Administration fees	27,213	111,720	78,924
Custodian fees	7,294	24,870	18,789
Accounting fees	9,071	37,240	26,308
Shareholder service fees—Class A Shares	40,166	147,029	151,413
Shareholder service fees—Class C Shares	986	3,086	7,041
Distribution service fees—Class C Shares	2,959	9,259	21,124
Transfer agent fees	31,403	39,502	41,266
Legal fees	3,759	12,075	8,840
Audit fees	5,564	7,706	11,437
Registration fees	9,631	12,802	9,679
Trustees’ fees	2,076	2,076	2,076
Insurance premiums	1,923	5,028	3,981
Printing and postage fees	2,723	14,533	9,287
Other	4,125	7,815	6,053

Total expenses	375,668	1,365,742	1,053,920

Net expenses	375,668	1,365,742	1,053,920

Net investment income	37,028	917,585	1,239,344

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	92,487	3,355,174	(1,230,362)
Net realized gains on expired or closed options	—	—	765,615
Change in unrealized appreciation/(depreciation) on investments	(3,728,048)	(14,400,910)	2,030,394

Net realized and unrealized gains/(losses) on investments	(3,635,561)	(11,045,736)	1,565,647

Change in net assets resulting from operations	$(3,598,533)	$(10,128,151)	$2,804,991

(1)	Net of foreign taxes withheld of $395.

(2)	Net of foreign taxes withheld of $2,701.

(3)	Net of foreign taxes withheld of $3,845.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

	Fixed Income Fund	Limited Maturity Fixed Income Fund	Intermediate Tax Exempt Bond Fund
Investment Income:
Interest income	$4,273,007	$355,162	$868,633
Dividend income	59,849	7,543	13,139
Proceeds from securities lending	81,914	11,258	—

Total investment income	4,414,770	373,963	881,772

Expenses:
Advisory fees	420,605	31,790	54,785
Administration fees	75,709	7,153	19,722
Custodian fees	18,074	1,987	5,471
Accounting fees	25,236	2,384	6,574
Shareholder service fees—Class A Shares	140,415	18,488	46,266
Shareholder service fees—Class C Shares	3,501	1,241	2,071
Distribution service fees—Class C Shares	10,503	3,724	6,214
Transfer agent fees	26,558	18,488	25,121
Legal fees	8,027	2,274	1,475
Audit fees	9,832	8,184	7,950
Registration fees	10,779	10,233	8,546
Trustees’ fees	2,076	2,076	2,076
Insurance premiums	3,165	559	826
Printing and postage fees	9,968	392	1,031
Other	7,981	3,180	2,914

Total expenses	772,429	112,153	191,042
Expenses voluntarily waived by the Adviser (Note 3)	—	(25,444)	—

Net expenses	772,429	86,709	191,042

Net investment income	3,642,341	287,254	690,730

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	(659,184)	(568,142)	47,718
Change in unrealized appreciation/(depreciation) on investments	(2,586,177)	(306,598)	101,767

Net realized and unrealized gains/(losses) on investments	(3,245,361)	(874,740)	149,485

Change in net assets resulting from operations	$396,980	$(587,486)	$840,215

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

	Treasury Money Market Fund		Money Market Fund
Investment Income:
Interest income	$14,736,542	(3)	$2,573,632
Dividend income	656,958		160,406
Proceeds from securities lending	144,982		—

Total investment income	15,538,482		2,734,038

Expenses:
Advisory fees	1,235,825		193,158
Administration fees	556,122		69,537
Custodian fees	54,645		16,702
Accounting fees	185,373		23,179
Shareholder service fees—Class A Shares	1,540,323		180,701
Transfer agent fees	126,021		7,674
Legal fees	103,136		2,867
Audit fees	91,966		3,383
Registration fees	21,007		5,557
Trustees’ fees	2,076		2,076
Insurance premiums	49,018		1,310
Printing and postage fees	72,192		1,881
Other	23,969		838

Total expenses	4,061,673		508,863

Net expenses	4,061,673		508,863

Net investment income	11,476,809		2,225,175

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	947,957		—

Net realized and unrealized gains on investments	947,957		—

Change in net assets resulting from operations	$12,424,766		$2,225,175

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Growth Fund
	Six Months Ended May 31, 2008	Year Ended November 30, 2007	Six Months Ended May 31, 2008	Year Ended November 30, 2007
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income/(loss)	$(119,179)	$(1,225,033)	$483,921	$593,805
Net realized gains on investments	8,479,444	45,784,252	5,684,320	45,263,010
Net change in unrealized appreciation/(depreciation) on investments	9,439,771	2,298,192	(11,060,840)	20,226,334

Change in net assets resulting from operations	17,800,036	46,857,411	(4,892,599)	66,083,149

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	—	—	(63,501)	(426,641)
Class C Shares	—	—	—	—
Class I Shares	—	—	(77,599)	(248,364)
Distributions from net realized gain on investments:
Class A Shares	(35,505,979)	(44,384,965)	(11,249,081)	—
Class C Shares	(1,235,800)	(1,195,467)	(170,906)	—
Class I Shares	(7,889,191)	(518,880)	(3,635,606)	—

Change in net assets resulting from distributions to shareholders	(44,630,970)	(46,099,312)	(15,196,693)	(675,005)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	46,370,643	19,474,335	(49,006,117)	22,657,020

Change in net assets	19,539,709	20,232,434	(69,095,409)	88,065,164
Net Assets:
Beginning of period	385,776,402	365,543,968	506,229,771	418,164,607

End of period	$405,316,111	$385,776,402	$437,134,362	$506,229,771

Undistributed net investment income/(loss)	$(98,318)	$(1,223,840)	$374,812	$31,991

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Core Equity Fund		Mid Cap Value Fund
	Six Months Ended May 31, 2008	Year Ended November 30, 2007	Six Months Ended May 31, 2008	Year Ended November 30, 2007
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income	$35,070	$601,811	$37,028	$70,380
Net realized gains on investments	9,525,345	9,806,579	92,487	5,608,095
Net change in unrealized (depreciation) on investments	(13,417,994)	(2,573,834)	(3,728,048)	(2,492,622)

Change in net assets resulting from operations	(3,857,579)	7,834,556	(3,598,533)	3,185,853

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(5,603)	(36,740)	—	—
Class C Shares	—	—	—	—
Class I Shares	(99,876)	(677,088)	(100,052)	—
Distributions from net realized gain on investments:
Class A Shares	(708,053)	(1,237,931)	(3,249,384)	(2,964,671)
Class C Shares	(16)	(21)	(55,025)	(51,238)
Class I Shares	(9,067,116)	(19,477,443)	(1,083,959)	(5,233)

Change in net assets resulting from distributions to shareholders	(9,880,664)	(21,429,223)	(4,488,420)	(3,021,142)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(33,883,978)	(19,873,318)	(15,484,137)	(3,168,597)

Change in net assets	(47,622,221)	(33,467,985)	(23,571,090)	(3,003,886)
Net Assets:
Beginning of period	66,621,587	100,089,572	74,189,671	77,193,557

End of period	$18,999,366	$66,621,587	$50,618,581	$74,189,671

Undistributed net investment income	$3,785	$74,194	$7,356	$70,380

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Balanced Fund
	Six Months Ended May 31, 2008	Year Ended November 30, 2007	Six Months Ended May 31, 2008	Year Ended November 30, 2007
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income	$917,585	$2,518,750	$1,239,344	$2,029,034
Net realized gains/(losses) on investments	3,355,174	20,098,966	(464,747)	14,821,402
Net change in unrealized appreciation/(depreciation) on investments	(14,400,910)	17,163,968	2,030,394	1,339,593

Change in net assets resulting from operations	(10,128,151)	39,781,684	2,804,991	18,190,029

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(810,637)	(2,331,976)	(945,267)	(2,047,156)
Class C Shares	—	—	(13,329)	(5,878)
Class I Shares	(403,737)	(132,289)	(1,155)	(6,629)
Distributions from net realized gain on investments:
Class A Shares	(2,918,513)	—	(14,126,867)	(5,291,763)
Class C Shares	(35,012)	—	(603,750)	(28,204)
Class I Shares	(411,917)	—	(19,152)	(16,916)

Change in net assets resulting from distributions to shareholders	(4,579,816)	(2,464,265)	(15,709,520)	(7,396,546)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	10,109,668	(26,564,813)	26,681,680	(14,799,267)

Change in net assets	(4,598,299)	10,752,606	13,777,151	(4,005,784)
Net Assets:
Beginning of period	265,100,647	254,348,041	173,767,816	177,773,600

End of period	$260,502,348	$265,100,647	$187,544,967	$173,767,816

Undistributed net investment income	$392,565	$689,354	$701,094	$381,965

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Fund		Limited Maturity Fixed Income Fund
	Six Months Ended May 31, 2008	Year Ended November 30, 2007	Six Months Ended May 31, 2008	Year Ended November 30, 2007
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income	$3,642,341	$11,009,240	$287,254	$1,519,520
Net realized (losses) on investments	(659,184)	(10,796,662)	(568,142)	(1,939,293)
Net change in unrealized (depreciation) on investments	(2,586,177)	(4,536,576)	(306,598)	(1,232,991)

Change in net assets resulting from operations	396,980	(4,323,998)	(587,486)	(1,652,764)

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(2,437,932)	(8,196,929)	(304,530)	(1,703,665)
Class C Shares	(50,125)	(111,583)	(16,781)	(31,593)
Class I Shares	(1,193,374)	(2,803,171)	(2)	(5)

Change in net assets resulting from distributions to shareholders	(3,681,431)	(11,111,683)	(321,313)	(1,735,263)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(16,020,390)	(73,909,580)	(15,198,233)	(26,828,049)

Change in net assets	(19,304,841)	(89,345,261)	(16,107,032)	(30,216,076)
Net Assets:
Beginning of period	182,357,750	271,703,011	22,213,163	52,429,239

End of period	$163,052,909	$182,357,750	$6,106,131	$22,213,163

Undistributed net investment (loss)	$—	$(102,443)	$—	$(1,623)

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Intermediate Tax Exempt Bond Fund
	Six Months Ended May 31, 2008	Year Ended November 30, 2007
	(Unaudited)
Change in Net Assets:
Operations:
Net investment income	$690,730	$1,656,605
Net realized gains on investments	47,718	28,911
Net change in unrealized appreciation/(depreciation) on investments	101,767	(145,091)

Change in net assets resulting from operations	840,215	1,540,425

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(588,463)	(1,426,501)
Class C Shares	(20,083)	(22,448)
Class I Shares	(86,276)	(181,127)
Distributions from net realized gain on investments:
Class A Shares	(32,506)	—
Class C Shares	(2,568)	—
Class I Shares	(3,792)	—

Change in net assets resulting from distributions to shareholders	(733,688)	(1,630,076)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(17,511,590)	2,087,718

Change in net assets	(17,405,063)	1,998,067
Net Assets:
Beginning of period	54,702,460	52,704,393

End of period	$37,297,397	$54,702,460

Undistributed net investment (loss)	$(8,810)	$—

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Treasury Money Market Fund		Money Market Fund
	Six Months Ended May 31, 2008	Year Ended November 30, 2007	Six Months Ended May 31, 2008	Year Ended November 30, 2007
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income	$11,476,809	$49,263,771	$2,225,175	$5,100,767
Net realized gains/(losses) on investments	947,957	707,214	—	(2,890)

Change in net assets resulting from operations	12,424,766	49,970,985	2,225,175	5,097,877

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(11,463,710)	(49,245,664)	(2,069,601)	(4,678,888)
Class I Shares	(13,094)	(18,112)	(151,175)	(466,078)
Distributions from net realized gain on investments:
Class A Shares	(706,283)	—	—	—
Class I Shares	(807)	—	—	—

Change in net assets resulting from distributions to shareholders	(12,183,894)	(49,263,776)	(2,220,776)	(5,144,966)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(262,029,089)	171,011,389	(157,989)	58,916,144

Change in net assets	(261,788,217)	171,718,598	(153,590)	58,869,055
Net Assets:
Beginning of period	1,258,270,944	1,086,552,346	147,999,215	89,130,160

End of period	$996,482,727	$1,258,270,944	$147,845,625	$147,999,215

Undistributed net investment income/(loss)	$—	$(5)	$(39,800)	$1,206

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Mid Cap Growth Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$18.63	(0.02)		0.75	0.73	—	(2.15)
Year Ended November 30, 2007	$18.82	(0.06)		2.27	2.21	—	(2.40)
Year Ended November 30, 2006	$18.06	(0.06)		1.82	1.76	—	(1.00)
Year Ended November 30, 2005	$16.57	(0.07)		2.93	2.86	—	(1.37)
Year Ended November 30, 2004	$15.49	(0.11)		1.19	1.08	—	—
Year Ended November 30, 2003	$11.99	(0.11	)(6)	3.61	3.50	—	—

Mid Cap Growth Fund
Class C Shares
Six Months Ended May 31, 2008 (Unaudited)	$17.93	(0.07)		0.67	0.60	—	(2.15)
Year Ended November 30, 2007	$18.24	(0.18)		2.27	2.09	—	(2.40)
Year Ended November 30, 2006	$17.61	(0.06)		1.69	1.63	—	(1.00)
Year Ended November 30, 2005	$16.24	(0.07)		2.81	2.74	—	(1.37)
Year Ended November 30, 2004	$15.29	(0.11)		1.06	0.95	—	—
Year Ended November 30, 2003	$11.92	(0.21	)(6)	3.58	3.37	—	—

Mid Cap Growth Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$18.77	0.01		0.76	0.77	—	(2.15)
Year Ended November 30, 2007	$18.92	(0.02)		2.27	2.25	—	(2.40)
Year Ended November 30, 2006	$18.11	(0.06)		1.87	1.81	—	(1.00)
Year Ended November 30, 2005	$16.59	(0.07)		2.96	2.89	—	(1.37)
Period Ended November 30, 2004 (8)	$16.16	(0.11)		0.54	0.43	—	—

Growth Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$20.82	—		(0.16)	(0.16)	— (7)	(0.63)
Year Ended November 30, 2007	$18.21	0.02		2.61	2.63	(0.02)	—
Year Ended November 30, 2006	$16.93	0.02		1.28	1.30	(0.02)	—
Year Ended November 30, 2005	$15.33	0.04		1.65	1.69	(0.09)	—
Year Ended November 30, 2004	$15.04	0.06		0.23	0.29	—	—
Year Ended November 30, 2003	$13.03	(0.03	)(6)	2.04	2.01	—	—

Growth Fund
Class C Shares
Six Months Ended May 31, 2008 (Unaudited)	$20.19	(0.08)		(0.19)	(0.27)	—	(0.63)
Year Ended November 30, 2007	$17.69	—		2.50	2.50	—	—
Year Ended November 30, 2006	$16.52	—		1.17	1.17	—	—
Year Ended November 30, 2005	$15.02	0.01		1.55	1.56	(0.06)	—
Year Ended November 30, 2004	$14.84	0.06		0.12	0.18	—	—
Year Ended November 30, 2003	$12.95	(0.15	)(6)	2.04	1.89	—	—

Growth Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$20.80	0.04		(0.18)	(0.14)	(0.01)	(0.63)
Year Ended November 30, 2007	$18.19	0.07		2.61	2.68	(0.07)	—
Year Ended November 30, 2006	$16.94	0.10		1.25	1.35	(0.10)	—
Period Ended November 30, 2005 (9)	$15.52	(0.04)		1.47	1.43	(0.01)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (4)

(2.15)	$17.21	4.46%	(0.13)%	1.22%	—	$194,662	21%
(2.40)	$18.63	13.72%	(0.34)%	1.23%	—	$308,921	52%
(1.00)	$18.82	10.27%	(0.32)%	1.25%	—	$352,742	67%
(1.37)	$18.06	18.91%	(0.40)%	1.26%	—	$318,644	73%
—	$16.57	6.97%	(0.69)%	1.29%	—	$294,325	56%
—	$15.49	29.19%	(0.82)%	1.33%	—	$175,867	49%

(2.15)	$16.38	3.84%	(0.88)%	1.97%	—	$9,430	21%
(2.40)	$17.93	13.48%	(1.09)%	1.98%	—	$10,345	52%
(1.00)	$18.24	9.76%	(1.07)%	2.00%	—	$9,168	67%
(1.37)	$17.61	18.54%	(1.15)%	2.01%	—	$5,984	73%
—	$16.24	6.21%	(1.39)%	1.99%	—	$5,353	56%
—	$15.29	28.27%	(1.62)%	2.08%	—	$1,825	49%

(2.15)	$17.39	4.66%	0.12%	0.97%	—	$201,224	21%
(2.40)	$18.77	13.87%	(0.09)%	0.98%	—	$66,510	52%
(1.00)	$18.92	10.52%	(0.07)%	1.00%	—	$3,634	67%
(1.37)	$18.11	19.09%	(0.15)%	1.01%	—	$1,315	73%
—	$16.59	2.66%	(0.40)%	1.00%	—	$1,032	56%

(0.63)	$20.03	(0.74)%	0.11%	1.21%	—	$179,188	17%
(0.02)	$20.82	14.46%	0.10%	1.21%	—	$379,550	41%
(0.02)	$18.21	7.67%	0.12%	1.25%	—	$387,871	27%
(0.09)	$16.93	11.06%	0.22%	1.23%	0.05%	$385,900	53%
—	$15.33	1.93%	0.37%	1.27%	0.05%	$411,785	33%
—	$15.04	15.43%	(0.23)%	1.27%	0.05%	$319,180	44%

(0.63)	$19.29	(1.35)%	(0.64)%	1.96%	—	$4,206	17%
—	$20.19	14.13%	(0.65)%	1.96%	—	$5,562	41%
—	$17.69	7.08%	(0.63)%	2.00%	—	$3,609	27%
(0.06)	$16.52	10.43%	(0.53)%	1.98%	0.05%	$3,082	53%
—	$15.02	1.21%	(0.32)%	1.96%	0.05%	$2,955	33%
—	$14.84	14.59%	(1.06)%	2.02%	0.05%	$1,072	44%

(0.64)	$20.02	(0.65)%	0.36%	0.96%	—	$253,740	17%
(0.07)	$20.80	14.75%	0.35%	0.96%	—	$121,118	41%
(0.10)	$18.19	7.98%	0.37%	1.00%	—	$26,685	27%
(0.01)	$16.94	9.24%	0.47%	0.98%	0.05%	$33,118	53%

(6)	Per share data calculated using average shares for the period.

(7)	Represents less than $0.005.

(8)	From the commencement of investment operations on June 23, 2004.

(9)	From the commencement of investment operations on May 19, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains
Core Equity Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$24.92	(0.02)		(0.16)	(0.18)	(0.03)		(3.68)
Year Ended November 30, 2007	$28.53	0.15		2.41	2.56	(0.18)		(5.99)
Year Ended November 30, 2006	$27.94	0.26		0.59	0.85	(0.26)		—
Period Ended November 30, 2005 (9)	$27.56	0.05		0.39	0.44	(0.06)		—
Year Ended August 31, 2005	$24.38	0.27	(6)	3.15 (6)	3.42	(0.24)		—
Year Ended August 31, 2004	$22.68	0.12	(6)	1.73 (6)	1.85	(0.15)		—
Year Ended August 31, 2003	$21.14	0.18		1.55	1.73	(0.19)		—

Core Equity Fund
Class C Shares
Six Months Ended May 31, 2008 (Unaudited)	$24.93	—		(0.21)	(0.21)	(0.02)		(3.68)
Year Ended November 30, 2007	$28.53	0.10		2.42	2.52	(0.13)		(5.99)
Period Ended November 30, 2006 (10)	$29.07	0.14		(0.54)	(0.40)	(0.14)		—

Core Equity Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$24.95	0.02		(0.18)	(0.16)	(0.04)		(3.68)
Year Ended November 30, 2007	$28.56	0.22		2.41	2.63	(0.25)		(5.99)
Year Ended November 30, 2006	$27.97	0.33		0.59	0.92	(0.33)		—
Period Ended November 30, 2005 (9)	$27.59	0.07		0.39	0.46	(0.08)		—
Year Ended August 31, 2005	$24.42	0.34	(6)	3.16 (6)	3.50	(0.33)		—
Year Ended August 31, 2004	$22.71	0.19	(6)	1.73 (6)	1.92	(0.21)		—
Year Ended August 31, 2003	$21.17	0.25		1.54	1.79	(0.25)		—

Mid Cap Value Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$11.16	(0.02)		(0.27)	(0.29)	—		(0.65)
Year Ended November 30, 2007	$11.10	—		0.50	0.50	—		(0.44)
Year Ended November 30, 2006	$11.43	—		0.97	0.97	—		(1.30)
Year Ended November 30, 2005	$12.73	(0.06)		1.34	1.28	—		(2.58)
Year Ended November 30, 2004	$11.27	(0.06)		2.35	2.29	(0.00	)(7)	(0.83)
Period Ended November 30, 2003 (11)	$10.00	(0.00	)(6,7)	1.27	1.27	—		—

Mid Cap Value Fund
Class C Shares
Six Months Ended May 31, 2008 (Unaudited)	$10.82	(0.06)		(0.29)	(0.35)	—		(0.65)
Year Ended November 30, 2007	$10.85	(0.14)		0.55	0.41	—		(0.44)
Year Ended November 30, 2006	$11.26	—		0.89	0.89	—		(1.30)
Year Ended November 30, 2005	$12.63	(0.06)		1.27	1.21	—		(2.58)
Year Ended November 30, 2004	$11.25	(0.06)		2.27	2.21	—		(0.83)
Period Ended November 30, 2003 (11)	$10.00	(0.06	)(6)	1.31	1.25	—		—

Mid Cap Value Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$11.22	0.06		(0.33)	(0.27)	(0.06)		(0.65)
Year Ended November 30, 2007	$11.14	0.04		0.48	0.52	—		(0.44)
Year Ended November 30, 2006	$11.44	—		1.00	1.00	—		(1.30)
Period Ended November 30, 2005 (12)	$10.50	(0.06)		1.00	0.94	—		—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

(6)	Per share data calculated using average shares for the period.

(7)	Represents less than $0.005.

(8)	Represents less than $1,000.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets				Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)		Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (4)

(3.71)	$21.03	(0.81)%	(0.07)%		1.36%	—	$3,472		67%
(6.17)	$24.92	11.35%	0.59	%(13)	1.28%	—	$4,764		113%
(0.26)	$28.53	3.06%	0.87%		1.27%	—	$5,990		120%
(0.06)	$27.94	1.59%	0.75%		1.43%	—	$5,346		6%
(0.24)	$27.56	14.08%	0.95%		1.42%	0.02%	$5,941		31%
(0.15)	$24.38	8.16%	0.48%		1.43%	0.05%	$12,445		10%
(0.19)	$22.68	8.28%	0.96%		1.44%	0.08%	$6,992		12%

(3.70)	$21.02	(0.94)%	(0.82)%		2.11%	—	$—	(8)	67%
(6.12)	$24.93	11.16%	(0.16	)%(13)	2.03%	—	$—	(8)	113%
(0.14)	$28.53	(1.35)%	0.12%		2.02%	—	$—	(8)	120%

(3.72)	$21.07	(0.70)%	0.18%		1.11%	—	$15,528		67%
(6.24)	$24.95	11.63%	0.84	%(13)	1.03%	—	$61,858		113%
(0.33)	$28.56	3.34%	1.12%		1.02%	—	$94,099		120%
(0.08)	$27.97	1.65%	1.01%		1.18%	—	$112,720		6%
(0.33)	$27.59	14.39%	1.27%		1.15%	0.16%	$119,450		31%
(0.21)	$24.42	8.48%	0.77%		1.13%	0.35%	$136,532		10%
(0.25)	$22.71	8.57%	1.26%		1.14%	0.38%	$139,516		12%

(0.65)	$10.22	(2.59)%	0.02%		1.35%	—	$17,617		32%
(0.44)	$11.16	4.58%	0.08%		1.31%	—	$56,249		66%
(1.30)	$11.10	9.75%	—		1.30%	—	$75,786		33%
(2.58)	$11.43	11.93%	(0.44)%		1.25%	0.05%	$89,810		68%
(0.83)	$12.73	21.76%	(0.70)%		1.38%	0.05%	$106,222		23%
—	$11.27	12.70%	0.03%		1.38%	0.05%	$68,034		126%

(0.65)	$9.82	(3.26)%	(0.73)%		2.10%	—	$671		32%
(0.44)	$10.82	3.83%	(0.67)%		2.06%	—	$930		66%
(1.30)	$10.85	9.13%	(0.75)%		2.05%	—	$1,274		33%
(2.58)	$11.26	11.38%	(1.19)%		2.00%	0.05%	$848		68%
(0.83)	$12.63	21.00%	(1.13)%		1.81%	0.05%	$384		23%
—	$11.25	12.50%	(0.72)%		2.13%	0.05%	$4		126%

(0.71)	$10.24	(2.39)%	0.27%		1.10%	—	$32,330		32%
(0.44)	$11.22	4.75%	0.33%		1.06%	—	$17,011		66%
(1.30)	$11.14	10.03%	0.25%		1.05%	—	$134		33%
—	$11.44	8.95%	(0.19)%		1.00%	0.05%	$140		68%

(9)	For the period September 1, 2005 to November 30, 2005.

(10)	From the commencement of investment operations on April 3, 2006.

(11)	From the commencement of investment operations on December 9, 2002.

(12)	From the commencement of investment operations on May 10, 2005.

(13)	Net investment income includes a one-time special cash dividend of $21.50 per share of Florida East Coast Industries, Inc. Excluding this dividend, the net investment income ratio to average net assets would have been 0.15%, (0.60)% and 0.40% for Class A Shares, Class C Shares and Class I Shares, respectively.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains
Value Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$20.56	0.07		(0.97)	(0.90)	(0.09)		(0.26)
Year Ended November 30, 2007	$17.76	0.20		2.79	2.99	(0.19)		—
Year Ended November 30, 2006	$16.23	0.13		1.52	1.65	(0.12)		—
Year Ended November 30, 2005	$14.40	0.15		1.86	2.01	(0.18)		—
Year Ended November 30, 2004	$13.13	0.12		1.23	1.35	(0.08)		—
Year Ended November 30, 2003	$12.22	0.08	(6)	0.90	0.98	(0.07)		—

Value Fund
Class C Shares
Six Months Ended May 31, 2008 (Unaudited)	$20.53	(0.02)		(0.96)	(0.98)	—		(0.26)
Year Ended November 30, 2007	$17.68	0.01		2.84	2.85	—		—
Year Ended November 30, 2006	$16.16	0.01		1.51	1.52	—		—
Year Ended November 30, 2005	$14.33	0.04		1.86	1.90	(0.07)		—
Year Ended November 30, 2004	$13.13	0.08		1.16	1.24	(0.04)		—
Year Ended November 30, 2003	$12.21	(0.00	)(6,7)	0.92	0.92	(0.00	)(7)	—

Value Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$20.56	0.10		(0.98)	(0.88)	(0.12)		(0.26)
Year Ended November 30, 2007	$17.76	0.25		2.79	3.04	(0.24)		—
Year Ended November 30, 2006	$16.26	0.20		1.49	1.69	(0.19)		—
Year Ended November 30, 2005	$14.42	0.18		1.87	2.05	(0.21)		—
Period Ended November 30, 2004 (8)	$13.69	0.07		0.70	0.77	(0.04)		—

Balanced Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$17.57	0.12		0.10	0.22	(0.10)		(1.50)
Year Ended November 30, 2007	$16.47	0.20		1.60	1.80	(0.20)		(0.50)
Year Ended November 30, 2006	$15.40	0.19		1.10	1.29	(0.19)		(0.03)
Year Ended November 30, 2005	$13.97	0.16		1.46	1.62	(0.19)		—
Year Ended November 30, 2004	$13.54	0.22	(6)	0.40	0.62	(0.19)		—
Year Ended November 30, 2003	$12.88	0.20	(6)	0.68	0.88	(0.22)		—

Balanced Fund
Class C Shares
Six Months Ended May 31, 2008 (Unaudited)	$17.56	0.05		0.10	0.15	(0.03)		(1.50)
Year Ended November 30, 2007	$16.46	0.08		1.60	1.68	(0.08)		(0.50)
Year Ended November 30, 2006	$15.38	0.06		1.11	1.17	(0.06)		(0.03)
Year Ended November 30, 2005	$13.95	0.06		1.46	1.52	(0.09)		—
Year Ended November 30, 2004	$13.54	0.13	(6)	0.39	0.52	(0.11)		—
Year Ended November 30, 2003	$12.90	0.10	(6)	0.67	0.77	(0.13)		—

Balanced Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$17.60	0.14		0.10	0.24	(0.12)		(1.50)
Year Ended November 30, 2007	$16.49	0.24		1.61	1.85	(0.24)		(0.50)
Year Ended November 30, 2006	$15.42	0.23		1.10	1.33	(0.23)		(0.03)
Period Ended November 30, 2005 (9)	$15.15	0.01		0.30	0.31	(0.04)		—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

(6)	Per share data calculated using average shares for the period.

REGIONS MORGAN KEEGAN SELECT FUNDS

				Ratios to Average Net Assets				Supplemental Data
Total Distributions		Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)		Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (4)

(0.35)		$19.31	(4.44)%	0.62%		1.22%	—	$76,800	90%
(0.19)		$20.56	16.93%	1.03	%(10)	1.22%	—	$230,288	89%
(0.12)		$17.76	10.19%	0.73%		1.23%	—	$250,627	72%
(0.18)		$16.23	14.05%	0.97%		1.25%	0.05%	$224,301	58%
(0.08)		$14.40	10.29%	0.92%		1.29%	0.05%	$169,772	59%
(0.07)		$13.13	8.12%	0.68%		1.25%	0.05%	$209,319	231%

(0.26)		$19.29	(4.81)%	(0.13)%		1.97%	—	$2,177	90%
—		$20.53	16.12%	0.28	%(10)	1.97%	—	$2,734	89%
—		$17.68	9.41%	(0.02)%		1.98%	—	$2,633	72%
(0.07)		$16.16	13.31%	0.22%		2.00%	0.05%	$2,255	58%
(0.04)		$14.33	9.45%	0.18%		2.00%	0.05%	$2,056	59%
(0.00	)(7)	$13.13	7.55%	0.04%		2.00%	0.05%	$368	231%

(0.38)		$19.30	(4.34)%	0.87%		0.97%	—	$181,525	90%
(0.24)		$20.56	17.23%	1.28	%(10)	0.97%	—	$32,079	89%
(0.19)		$17.76	10.46%	0.98%		0.98%	—	$1,088	72%
(0.21)		$16.26	14.31%	1.22%		1.00%	0.05%	$806	58%
0.04		$14.42	5.63%	1.16%		1.02%	0.05%	$531	59%

(1.60)		$16.19	1.46%	1.37%		1.25%	—	$38,302	12%
(0.70)		$17.57	11.36%	1.19%		1.25%	—	$166,421	34%
(0.22)		$16.47	8.51%	1.23%		1.28%	—	$176,281	29%
(0.19)		$15.40	11.72%	1.16%		1.28%	0.05%	$127,954	22%
(0.19)		$13.97	4.63%	1.62%		1.33%	0.05%	$117,968	79%
(0.22)		$13.54	6.92%	1.58%		1.35%	0.05%	$96,192	98%

(1.53)		$16.18	1.07%	0.62%		2.00%	—	$4,412	12%
(0.58)		$17.56	10.54%	0.44%		2.00%	—	$7,097	34%
(0.09)		$16.46	7.69%	0.48%		2.03%	—	$932	29%
(0.09)		$15.38	10.96%	0.41%		2.03%	0.05%	$1,382	22%
(0.11)		$13.95	3.86%	0.92%		2.08%	0.05%	$2,084	79%
(0.13)		$13.54	6.07%	0.81%		2.10%	0.05%	$978	98%

(1.62)		$16.22	1.59%	1.62%		1.00%	—	$144,831	12%
(0.74)		$17.60	11.69%	1.44%		1.00%	—	$250	34%
(0.26)		$16.49	8.76%	1.48%		1.03%	—	$561	29%
(0.04)		$15.42	2.06%	1.41%		1.03%	0.05%	$47,565	22%

(7)	Represents less than $0.005.

(8)	From the commencement of investment operations on June 16, 2004.

(9)	From the commencement of investment operations on September 1, 2005.

(10)	Net investment income includes a one-time special cash dividend of $21.50 per share of Florida East Coast Industries, Inc. Excluding this dividend, the net investment income ratio to average net assets would have been 0.90%, 0.15% and 1.15% for Class A Shares, Class C Shares and Class I Shares, respectively.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Fixed Income Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$9.55	0.21		(0.18)	0.03	(0.21)	—
Year Ended November 30, 2007	$10.24	0.48		(0.68)	(0.20)	(0.49)	—
Year Ended November 30, 2006	$10.23	0.47		0.02	0.49	(0.48)	—
Year Ended November 30, 2005	$10.54	0.39		(0.31)	0.08	(0.39)	—
Year Ended November 30, 2004	$11.02	0.37		(0.27)	0.10	(0.37)	(0.21)
Year Ended November 30, 2003	$11.10	0.41		(0.06)	0.35	(0.41)	(0.02)

Fixed Income Fund
Class C Shares
Six Months Ended May 31, 2008 (Unaudited)	$9.56	0.17		(0.19)	(0.02)	(0.17)	—
Year Ended November 30, 2007	$10.24	0.41		(0.67)	(0.26)	(0.42)	—
Year Ended November 30, 2006	$10.23	0.39		0.02	0.41	(0.40)	—
Year Ended November 30, 2005	$10.55	0.31		(0.32)	(0.01)	(0.31)	—
Year Ended November 30, 2004	$11.02	0.28		(0.25)	0.03	(0.29)	(0.21)
Year Ended November 30, 2003	$11.10	0.32		(0.05)	0.27	(0.33)	(0.02)

Fixed Income Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$9.55	0.22		(0.18)	0.04	(0.22)	—
Year Ended November 30, 2007	$10.24	0.50		(0.68)	(0.18)	(0.51)	—
Year Ended November 30, 2006	$10.23	0.49		0.02	0.51	(0.50)	—
Period Ended November 30, 2005 (9)	$10.40	0.13		(0.17)	(0.04)	(0.13)	—

Limited Maturity Fixed Income Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$8.75	0.17		(0.51)	(0.34)	(0.18)	—
Year Ended November 30, 2007	$9.69	0.41		(0.90)	(0.49)	(0.45)	—
Year Ended November 30, 2006	$9.65	0.35		0.04	0.39	(0.35)	—
Year Ended November 30, 2005	$9.84	0.29		(0.18)	0.11	(0.30)	—
Year Ended November 30, 2004	$10.11	0.27		(0.27)	0.00 (7)	(0.27)	—
Year Ended November 30, 2003	$10.31	0.27	(6)	(0.16)	0.11	(0.30)	(0.01)

Limited Maturity Fixed Income Fund
Class C Shares
Six Months Ended May 31, 2008 (Unaudited)	$8.75	0.13		(0.51)	(0.38)	(0.14)	—
Year Ended November 30, 2007	$9.69	0.34		(0.90)	(0.56)	(0.38)	—
Year Ended November 30, 2006	$9.65	0.28		0.04	0.32	(0.28)	—
Year Ended November 30, 2005	$9.84	0.22		(0.18)	0.04	(0.23)	—
Year Ended November 30, 2004	$10.11	0.20		(0.28)	(0.08)	(0.19)	—
Year Ended November 30, 2003	$10.31	0.19	(6)	(0.15)	0.04	(0.23)	(0.01)

Limited Maturity Fixed Income Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$8.75	0.15		(0.51)	(0.36)	(0.16)	—
Year Ended November 30, 2007	$9.69	0.44		(0.90)	(0.46)	(0.48)	—
Year Ended November 30, 2006	$9.64	0.34		0.05	0.39	(0.34)	—
Period Ended November 30, 2005 (10)	$9.74	0.07		(0.08)	(0.01)	(0.08)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

(6)	Per share data calculated using average shares for the period.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (4)

(0.21)	$9.37	0.25%	4.27%	0.99%	—	$84,424		6%
(0.49)	$9.55	(2.01)%	4.92%	1.00%	—	$133,830		58%
(0.48)	$10.24	4.91%	4.56%	1.00%	—	$214,897		44%
(0.39)	$10.23	0.75%	3.67%	0.97%	0.25%	$231,426		39%
(0.58)	$10.54	0.87%	3.44%	0.97%	0.25%	$265,532		116%
(0.43)	$11.02	3.16%	3.65%	0.97%	0.25%	$316,857		72%

(0.17)	$9.37	(0.22)%	3.52%	1.74%	—	$3,299		6%
(0.42)	$9.56	(2.64)%	4.17%	1.75%	—	$3,096		58%
(0.40)	$10.24	4.13%	3.81%	1.75%	—	$2,750		44%
(0.31)	$10.23	(0.10)%	2.92%	1.72%	0.25%	$2,469		39%
(0.50)	$10.55	0.12%	2.63%	1.72%	0.25%	$2,531		116%
(0.35)	$11.02	2.40%	2.90%	1.72%	0.25%	$916		72%

(0.22)	$9.37	0.38%	4.52%	0.74%	—	$76,230		6%
(0.51)	$9.55	(1.76)%	5.17%	0.75%	—	$45,432		58%
(0.50)	$10.24	5.17%	4.81%	0.75%	—	$54,057		44%
(0.13)	$10.23	(0.41)%	3.92%	0.72%	0.25%	$77,969		39%

(0.18)	$8.23	(3.99)%	3.69%	1.05%	0.32%	$5,649		22%
(0.45)	$8.75	(5.24)%	4.23%	0.96%	0.15%	$20,747		19%
(0.35)	$9.69	4.15%	3.59%	1.00%	0.06%	$52,023		83%
(0.30)	$9.65	1.19%	3.01%	0.96%	0.30%	$67,475		42%
(0.27)	$9.84	(0.02)%	2.23%	0.97%	0.23%	$110,249		144%
(0.31)	$10.11	1.14%	2.67%	1.00%	0.20%	$168,969		63%

(0.14)	$8.23	(4.35)%	2.95%	1.79%	0.33%	$457		22%
(0.38)	$8.75	(5.95)%	3.48%	1.71%	0.15%	$1,466		19%
(0.28)	$9.69	3.37%	2.84%	1.75%	0.06%	$406		83%
(0.23)	$9.65	0.43%	2.26%	1.71%	0.30%	$502		42%
(0.19)	$9.84	(0.77)%	1.41%	1.72%	0.23%	$843		144%
(0.24)	$10.11	0.38%	1.88%	1.75%	0.20%	$164		63%

(0.16)	$8.23	(4.12)%	3.93%	0.80%	0.32%	$—	(8)	22%
(0.48)	$8.75	(4.91)%	4.48%	0.71%	0.15%	$—	(8)	19%
(0.34)	$9.69	4.18%	3.84%	0.75%	0.06%	$—	(8)	83%
(0.08)	$9.64	(0.19)%	3.26%	0.71%	0.30%	$—	(8)	42%

(7)	Represents less than $0.005.

(8)	Represents less than $1,000.

(9)	From the commencement of investment operations on August 14, 2005.

(10)	From the commencement of investment operations on September 1, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Intermediate Tax Exempt Bond Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$9.51	0.15	0.02	0.17	(0.15)	(0.01)
Year Ended November 30, 2007	$9.54	0.31	(0.04)	0.27	(0.30)	—
Year Ended November 30, 2006	$9.52	0.31	0.03	0.34	(0.31)	(0.01)
Year Ended November 30, 2005	$9.77	0.30	(0.19)	0.11	(0.30)	(0.06)
Period Ended November 30, 2004 (7)	$10.00	0.25	(0.23)	0.02	(0.25)	—

Intermediate Tax Exempt Bond Fund
Class C Shares
Six Months Ended May 31, 2008 (Unaudited)	$9.52	0.12	0.01	0.13	(0.12)	(0.01)
Year Ended November 30, 2007	$9.55	0.26	(0.04)	0.22	(0.25)	—
Year Ended November 30, 2006	$9.54	0.34	0.02	0.36	(0.34)	(0.01)
Year Ended November 30, 2005	$9.77	0.26	(0.17)	0.09	(0.26)	(0.06)
Period Ended November 30, 2004 (7)	$10.00	0.20	(0.23)	(0.03)	(0.20)	—

Intermediate Tax Exempt Bond Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$9.50	0.16	0.02	0.18	(0.16)	(0.01)
Year Ended November 30, 2007	$9.54	0.33	(0.05)	0.28	(0.32)	—
Year Ended November 30, 2006	$9.52	0.34	0.03	0.37	(0.34)	(0.01)
Year Ended November 30, 2005	$9.77	0.32	(0.19)	0.13	(0.32)	(0.06)
Period Ended November 30, 2004 (7)	$10.00	0.22	(0.23)	(0.01)	(0.22)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (4)

(0.16)	$9.52	1.80%	3.16%	0.87%	—	$31,096		5%
(0.30)	$9.51	2.90%	3.22%	0.86%	—	$46,586		15%
(0.32)	$9.54	3.66%	3.30%	0.80%	—	$45,782		11%
(0.36)	$9.52	1.07%	3.03%	0.77%	0.30%	$52,670		16%
(0.25)	$9.77	0.22%	3.18%	0.63%	0.50%	$68,531		19%

(0.13)	$9.52	1.31%	2.41%	1.62%	—	$922		5%
(0.25)	$9.52	2.30%	2.47%	1.61%	—	$3,196		15%
(0.35)	$9.55	3.84%	2.55%	1.55%	—	$—	(6)	11%
(0.32)	$9.54	0.95%	2.43%	1.37%	0.45%	$—	(6)	16%
(0.20)	$9.77	(0.27)%	2.58%	1.23%	0.50%	$—	(6)	19%

(0.17)	$9.51	1.92%	3.41%	0.62%	—	$5,279		5%
(0.32)	$9.50	3.05%	3.47%	0.61%	—	$4,920		15%
(0.35)	$9.54	3.94%	3.55%	0.55%	—	$6,922		11%
(0.38)	$9.52	1.33%	3.28%	0.52%	0.30%	$8,769		16%
(0.22)	$9.77	(0.04)%	3.43%	0.38%	0.50%	$326		19%

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

(6)	Represents less than $1,000.

(7)	From the commencement of investment operations on February 9, 2004.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments		Total From Investment Operations		Dividends from Net Investment Income	Net Realized and Unrealized Gains/(Losses) on Investments
Treasury Money Market Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$1.00	0.01		—		0.01		(0.01)	—	(5)
Year Ended November 30, 2007	$1.00	0.04		—		0.04		(0.04)	—
Year Ended November 30, 2006	$1.00	0.04		—		0.04		(0.04)	—
Year Ended November 30, 2005	$1.00	0.02		—		0.02		(0.02)	—
Year Ended November 30, 2004	$1.00	0.01		—		0.01		(0.01)	—
Year Ended November 30, 2003	$1.00	—	(5)	—		—	(5)	— (5)	—

Treasury Money Market Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$1.00	0.01		—		0.01		(0.01)	—	(5)
Year Ended November 30, 2007	$1.00	0.04		—		0.04		(0.04)	—
Period Ended November 30, 2006 (7)	$1.00	0.03		—		0.03		(0.03)	—

Money Market Fund
Class A Shares
Six Months Ended May 31, 2008 (Unaudited)	$1.00	0.01		—		0.01		(0.01)	—
Year Ended November 30, 2007	$1.00	0.04		—		0.04		(0.04)	—
Year Ended November 30, 2006	$1.00	0.04		—	(5)	0.04		(0.04)	—
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(5)	0.01		(0.01)	—
Year Ended August 31, 2005	$1.00	0.02		—	(5)	0.02		(0.02)	—
Year Ended August 31, 2004	$1.00	—	(5)	—	(5)	—	(5)	— (5)	—
Year Ended August 31, 2003	$1.00	—	(5)	—	(5)	—	(5)	— (5)	—

Money Market Fund
Class I Shares
Six Months Ended May 31, 2008 (Unaudited)	$1.00	0.02		—		0.02		(0.02)	—
Year Ended November 30, 2007	$1.00	0.05		—		0.05		(0.05)	—
Year Ended November 30, 2006	$1.00	0.04		—	(5)	0.04		(0.04)	—
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(5)	0.01		(0.01)	—
Year Ended August 31, 2005	$1.00	0.02		—	(5)	0.02		(0.02)	—
Year Ended August 31, 2004	$1.00	0.01		—	(5)	0.01		(0.01)	—
Year Ended August 31, 2003	$1.00	0.01		—	(5)	0.01		(0.01)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 4)	Net Assets, End of Period (000’s)

(0.01)	$1.00	0.95%	1.86%	0.66%	—	$994,450
(0.04)	$1.00	4.21%	4.11%	0.64%	—	$1,256,827
(0.04)	$1.00	4.10%	4.03%	0.60%	0.04%	$1,086,552
(0.02)	$1.00	2.25%	2.19%	0.62%	0.30%	$827,861
(0.01)	$1.00	0.54%	0.55%	0.64%	0.29%	$861,369
— (5)	$1.00	0.47%	0.47%	0.66%	0.25%	$764,892

(0.01)	$1.00	1.07%	2.11%	0.41%	—	$2,032
(0.04)	$1.00	4.24%	4.36%	0.39%	—	$1,444
(0.03)	$1.00	2.67%	4.03%	0.35%	0.04%	$—	(6)

(0.01)	$1.00	1.44%	2.87%	0.67%	—	$135,522
(0.04)	$1.00	4.56%	4.41%	0.74%	—	$136,165
(0.04)	$1.00	4.03%	3.97%	0.82%	—	$76,215
(0.01)	$1.00	0.80%	2.94%	0.85%	0.15%	$78,491
(0.02)	$1.00	1.55%	1.45%	1.06%	0.17%	$42,404
— (5)	$1.00	0.20%	0.19%	1.12%	0.19%	$68,301
— (5)	$1.00	0.46%	0.47%	1.16%	0.18%	$93,450

(0.02)	$1.00	1.57%	3.12%	0.42%	—	$12,323
(0.05)	$1.00	4.82%	4.66%	0.49%	—	$11,834
(0.04)	$1.00	4.29%	4.22%	0.57%	—	$12,915
(0.01)	$1.00	0.74%	3.21%	0.60%	0.15%	$39,382
(0.02)	$1.00	2.06%	1.92%	0.55%	0.31%	$37,575
(0.01)	$1.00	0.70%	0.70%	0.62%	0.44%	$120,022
(0.01)	$1.00	0.97%	0.95%	0.66%	0.43%	$116,388

(5)	Represents less than $0.005.

(6)	Represents less than $1,000.

(7)	From the commencement of investment operations on April 3, 2006.

(8)	For the period September 1, 2005 to November 30, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

NOTES TO THE FINANCIAL STATEMENTS

(UNAUDITED)

1	Organization

Regions Morgan Keegan Select Funds (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated October 15, 1991. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of eleven portfolios, each with its own investment objective. The accompanying financial statements are for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each a “Fund” and, collectively, the “Funds”). All Funds, excluding Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund, are referred to as the “Variable Funds”. Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund are referred to as the “Money Market Funds”.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. The Variable Funds offer Class A Shares, Class C Shares and Class I Shares, while the Money Market Funds only offer Class A Shares and Class I Shares.

Each class of shares in each Fund has identical rights and privileges except with respect to fees paid under the Fund’s distribution plan, shareholder services plan and voting rights on matters affecting a single class of shares. Class A Shares of the Variable Funds are sold at net asset value (“NAV”) plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Purchases of Class A Shares of $1 million of the Variable Funds or more are sold at NAV and have a 1% contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. Class A Shares of the Money Market Funds are sold at NAV and are not subject to a CDSC. Class C Shares and Class I Shares of the Funds are sold without a sales charge at NAV per share. Class C Shares of the Variable Funds have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment adviser and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each Fund of the Trust are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust on behalf of the Funds enters into contracts with vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

2	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sale price on the exchange where the security is primarily traded as of the close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the

REGIONS MORGAN KEEGAN SELECT FUNDS

most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be the last trade to occur before the market closes. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last quoted bid price.

Equity and debt securities issued in private placements are valued on the bid side by a primary market dealer. Long-term debt securities (including U.S. government securities, listed corporate bonds, other debt and asset-backed securities, and unlisted securities and private placement securities) are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are readily available are valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of Morgan Asset Management, Inc. (the “Adviser”)’s Valuation Committee, does not represent market value.

Investments in open-end registered investment companies, if any, are valued at NAV as reported by those investment companies. Foreign securities denominated in foreign currencies, if any, are translated from the local currency into U.S. dollars using current exchange rates.

In accordance with Rule 2a-7 under the 1940 Act, investments of the Money Market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments for which market quotations are not readily available, or if available quotations are not believed to be reflective of market value, are valued at fair value as determined by the Adviser’s Valuation Committee using procedures established by and under the supervision of the Trust’s Board of Trustees. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing services is inaccurate.

Among the more specific factors that are considered by the Valuation Committee in determining the fair value of a security are: (1) type of security; (2) financial statements of the issuer; (3) cost at date of purchase (generally used for initial valuation); (4) size of the Fund’s holding; (5) for restricted securities, the discount from market value of unrestricted securities of the same class at the time of purchase; (6) the existence of a shelf registration for restricted securities; (7) information as to any transactions or offers with respect to the security; (8) special reports prepared by analysts; (9) the existence of merger proposals, tender offers or similar events affecting the security; (10) the price and extent of public trading in similar securities of the issuer or comparable companies; (11) the fundamental analytical data relating to the investment; (12) the nature and duration of restrictions on disposition of the securities; and (13) evaluation of the forces which influence the market in which these securities are purchased and sold.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

REGIONS MORGAN KEEGAN SELECT FUNDS

The Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). In accordance with FAS 157, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. FAS 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

■	Level 1—quoted prices in active markets for identical investments;

■	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

■	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. The Funds’ fair value techniques take into consideration factors such as the rating history of each security, trading data, index data, coupon rates, cash flows, prepayment rates, delinquencies, cumulative and projected losses, market oriented yields, any new data on collateral, periodic price confirmation checks with broker-dealers, among other factors.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2008:

	Investments in Securities
Valuation Inputs	Mid Cap Growth Fund	Growth Fund	Core Equity Fund	Mid Cap Value Fund
Level 1—Quoted Prices	$404,840,179	$433,140,796	$19,050,006	$50,593,128
Level 2—Other Significant Observable Inputs	—	—	—	—
Level 3—Significant Unobservable Inputs	—	—	—	—

Total	$404,840,179	$433,140,796	$19,050,006	$50,593,128

	Investments in Securities
Valuation Inputs	Value Fund	Balanced Fund	Fixed Income Fund	Limited Maturity Fixed Income Fund
Level 1—Quoted Prices	$259,275,103	$170,537,187	$75,610,039	$3,856,372
Level 2—Other Significant Observable Inputs	—	15,006,542	85,558,299	1,855,357
Level 3—Significant Unobservable Inputs	—	—	1,491,490	360,976

Total	$259,275,103	$185,543,729	$162,659,828	$6,072,705

	Investments in Securities
Valuation Inputs	Intermediate Tax Exempt Bond Fund	Treasury Money Market Fund	Money Market Fund
Level 1—Quoted Prices	$37,073,847	$—	$—
Level 2—Other Significant Observable Inputs	—	993,954,476	147,950,699
Level 3—Significant Unobservable Inputs	—	—	—

Total	$37,073,847	$993,954,476	$147,950,699

REGIONS MORGAN KEEGAN SELECT FUNDS

The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities
	Fixed Income Fund	Limited Maturity Fixed Income Fund
Balance as of November 30, 2007	$1,851,290	$476,388
Net purchases/(sales) at cost	—	(36,405)
Realized gain/(loss)	—	—
Change in unrealized (depreciation)	(359,800)	(79,007)
Accretion/(amortization)	—	—

Balance as of May 31, 2008	$1,491,490	$360,976

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

Federal Income Taxes—Each Fund of the Trust is treated as a separate corporation for federal tax purposes. No provision for federal income or excise taxes is required because each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all its net investment income and net realized capital gains to its shareholders.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

Class Allocations—The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Other Distributions to Shareholders—Each Fund pays dividends to its shareholders from its net investment income. Dividends for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund and Regions Morgan Keegan Select Balanced Fund, if any, are declared and paid quarterly, while dividends for all other Funds are declared daily and paid monthly. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and other distributions to shareholders are recorded on the ex-distribution date. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, net operating losses, paydowns and distributions), they are reclassified within the composition of net assets based on their federal tax treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized capital gains exceed such income and capital gains for tax purposes, they are reported as return of capital.

REGIONS MORGAN KEEGAN SELECT FUNDS

Restricted Securities—Regions Morgan Keegan Select Fixed Income Fund (“Fixed Income Fund”) owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fixed Income Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, Fixed Income Fund has the right to include these securities in such registration, generally without cost to the Fund. Fixed Income Fund has no right to require registration of unregistered securities. At May 31, 2008, Fixed Income Fund had restricted securities with an aggregate value of $1,491,490, representing 0.9% of its net assets.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is required at all times to at least equal the principal amount of the repurchase transaction and accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement if the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or U.S. Treasury or agency securities and is maintained at a minimum level of 102% of the market value of investments loaned at the time of repricing, plus interest, if applicable. As repricing occurs daily based on the previous day’s closing prices, the market value of collateral may not meet the 102% minimum at year end. In the event of a counterparty default on the obligation to return the securities, each Fund has the right to liquidate the securities or retain the cash received as collateral. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Funds, according to agreed-upon rates.

Options Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Risk of loss is in excess of amounts recorded on the balance sheet.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Accounting Pronouncements—In July 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how

REGIONS MORGAN KEEGAN SELECT FUNDS

uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Adviser is evaluating the application of FIN 48 to each Fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Fund’s financial statements.

3	Agreements and Other Transactions with Affiliates

Investment Adviser—The Trust, on behalf of the Funds, has entered into Investment Advisory Agreements with the Adviser, a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreements, the Funds are charged the following annual management fees which are calculated daily and paid monthly based on the average daily net assets of the Funds. The Adviser may voluntarily choose to waive any portion of its fee.

Fund	Annual Fee
Mid Cap Growth Fund	0.75%
Growth Fund	0.75%
Core Equity Fund	0.75%
Mid Cap Value Fund	0.75%
Value Fund	0.75%
Balanced Fund	0.75%
Fixed Income Fund	0.50%
Limited Maturity Fixed Income Fund	0.40	%(1)
Intermediate Tax Exempt Bond Fund	0.25%
Treasury Money Market Fund	0.20%
Money Market Fund	0.25%

(1)

Effective July 1, 2006, the Adviser agreed to voluntarily waive a portion of its contractual investment advisory fee. The investment advisory fee paid by Regions Morgan Keegan Select Limited Maturity Fixed Income Fund after the waiver is 0.25%. The waiver is voluntary and the Adviser, in its sole discretion, may terminate the waiver at any time.

Investment Sub-Adviser to Regions Morgan Keegan Select Mid Cap Value Fund—Channing Capital Management, LLC (“CCM”) serves as the sub-adviser to Regions Morgan Keegan Select Mid Cap Value Fund pursuant to an investment Sub-advisory Agreement with the Adviser and the Trust on behalf of Regions Morgan Keegan Select Mid Cap Value Fund. For the services provided and the expenses assumed by CCM pursuant to the Sub-advisory Agreement, the Adviser, not the Fund, pays CCM an annual sub-advisory fee of 0.325% based on the average daily net assets of Regions Morgan Keegan Select Mid Cap Value Fund.

Administrator and Sub-Administrators—The Trust and Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions and an affiliate of the Adviser, have entered into an Administration Agreement, under which Morgan Keegan provides certain administrative personnel and services for an annual fee of 0.065% based on the average daily net assets of the Funds. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

The Trust and Regions Bank, N.A. (“Regions Bank”) have entered into a Sub-Administrative Services Agreement under which Regions Bank provides certain administrative services for an annual fee of 0.025% of the average daily net assets of the Funds.

Morgan Keegan and BISYS Fund Services Ohio, Inc. (“BISYS”), a wholly owned subsidiary of Citigroup, Inc., had entered into a Sub-Administration Agreement effective through November 30, 2007 under which BISYS provided certain administration services to the Money Market Funds. For the services rendered pursuant to this Agreement,

REGIONS MORGAN KEEGAN SELECT FUNDS

Morgan Keegan paid BISYS monthly compensation at an annual rate of 0.06% of the average daily net assets of the Money Market Funds. As of August 1, 2007, the investment services division of BISYS Group, Inc. was acquired by, and is now a member of Citi Fund Services, Inc.

Fund Accountants—The Trust and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Variable Funds for an annual fee of 0.03% based on the average daily net assets of the Variable Funds. The Trust and Citi had entered into a Fund Accounting Service Agreement effective through November 30, 2007, under which Citi provided portfolio accounting services to the Money Market Funds for an annual fee of 0.03% based on the average daily net assets of the Money Market Funds. Effective December 1, 2007, Morgan Keegan began providing portfolio accounting services to the Money Market Funds for an annual fee of 0.03% based on the average daily net assets of the Money Market Funds.

Distributor—The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) with respect to Class C Shares of the Variable Funds. The 12b-1 Plan compensates Morgan Keegan, the Funds’ primary Distributor, and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Variable Funds’ shares. Under the Class C Shares’ 12b-1 Plan, the Trust will pay a fee at an annual rate of up to 0.75% of the average daily net assets with respect to Class C Shares of the Variable Funds.

Shareholder Services Agent—The Trust on behalf of the Funds and Morgan Keegan have entered into a Shareholder Services Agreement, under which Morgan Keegan provides certain services for shareholders and maintains shareholder accounts for an annual fee of 0.25% of the average daily net assets of the Funds’ Class A Shares and Class C Shares.

Sales Charges—Morgan Keegan received commissions on the sale of shares of the Variable Funds. During the six months ended May 31, 2008, Morgan Keegan received front-end sales charges related to Class A Shares and CDSCs related to Class A Shares and Class C Shares as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A Shares	Class A Shares	Class C Shares
Mid Cap Growth Fund	$7,442	$—	$1,575
Growth Fund	1,398	—	682
Core Equity Fund	286	199	—
Mid Cap Value Fund	163	102	653
Value Fund	2,264	—	1,756
Balanced Fund	377	—	2,406
Fixed Income Fund	—	—	2,014
Limited Maturity Fixed Income Fund	656	—	1,761
Intermediate Tax Exempt Bond Fund	10	9,235	990

Transfer Agent and Dividend Disbursing Agent—Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the Transfer Agency and Service Agreement, each Fund pays Morgan Keegan an annual base fee per share class plus a variable fee based on the number of shareholder accounts.

Custodian—Regions Bank acts as Custodian for all of the Funds. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Trustees and Officers—Certain of the officers and trustees of the Trust are also officers or directors of the Adviser, Morgan Keegan or Regions. Such officers and trustees of the Trust who are “interested persons” as defined in the 1940 Act receive no salary or fees from the Funds.

Each trustee who is not an interested person as described above (an “Independent Trustee”) receives from the Trust an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended. Each chairperson of the Independent Trustees Committee and Audit Committee receives from the Trust annual compensation of $500. An additional $1,500 is paid to the Independent Trustees for

REGIONS MORGAN KEEGAN SELECT FUNDS

attending special Board meetings in person, and an additional $500 is paid for attending special Board meetings by telephone. For committee meetings that are not held in conjunction with a full Board meeting, an additional $1,000 is paid to the Independent Trustees for attending in-person committee meetings, and $500 is paid for attending telephonic committee meetings. No officer or trustee is entitled to receive pension or retirement benefits from the Trust.

4	Investment Transactions

During the six months ended May 31, 2008, cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Long-Term Government Securities		All Other
Fund	Purchases	Sales	Purchases	Sales
Mid Cap Growth Fund	$—	$—	$79,276,655	$69,210,236
Growth Fund	—	—	72,428,085	139,951,333
Core Equity Fund	—	—	28,050,082	71,303,033
Mid Cap Value Fund	—	—	18,961,875	39,038,935
Value Fund	—	—	208,669,662	211,763,030
Balanced Fund	—	447,965	23,374,241	19,414,649
Fixed Income Fund	1,506,211	13,415,121	8,148,082	14,791,740
Limited Maturity Fixed Income Fund	—	4,451,988	3,072,783	13,412,550
Intermediate Tax Exempt Bond Fund	—	—	2,146,746	19,338,771

5	Securities Lending

As of May 31, 2008, the Funds had securities on loan as follows:

Fund	Market Value of Cash Received as Collateral	Market Value of Securities Received as Collateral	Market Value of Collateral	Market Value of Securities Loaned
Mid Cap Growth Fund	$91,608,446	$—	$91,608,446	$89,431,401
Growth Fund	79,367,315	—	79,367,315	76,754,584
Mid Cap Value Fund	13,495,938	—	13,495,938	13,079,125
Balanced Fund	38,791,565	—	38,791,565	37,236,244
Fixed Income Fund	33,797,350	—	33,797,350	33,264,437
Limited Maturity Fixed Income Fund	911,063	—	911,063	892,521
Treasury Money Market Fund	—	190,486,664	190,486,664	187,005,386

6	Option Transactions

Transactions in options written during the six months ended May 31, 2008 were as follows:

	Growth Fund		Balanced Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at November 30, 2007	—	$—	—	$—
Options written	400	578,032	5,030	1,871,600
Options terminated in closing purchase transactions	(400)	(578,032)	(4,090)	(1,321,403)
Options expired	—	—	—	—
Options exercised	—	—	—	—

Options outstanding at May 31, 2008	—	$—	940	$550,197

REGIONS MORGAN KEEGAN SELECT FUNDS

7	Capital Share Transactions

Capital share transactions for the Funds were as follows:

	Mid Cap Growth Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,018,681	$16,582,953	1,751,324	$30,274,539
Shares issued to shareholders in payment of distributions declared	1,660,480	27,298,294	2,049,165	33,012,051
Shares redeemed	(7,954,882)	(126,591,355)	(5,956,872)	(102,124,018)

Net change resulting from Class A Share transactions	(5,275,721)	$(82,710,108)	(2,156,383)	$(38,837,428)

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	47,747	$740,564	257,765	$4,364,168
Shares issued to shareholders in payment of distributions declared	73,083	1,149,595	71,683	1,113,240
Shares redeemed	(122,383)	(1,878,484)	(254,865)	(4,227,362)

Net change resulting from Class C Share transactions	(1,553)	$11,675	74,583	$1,250,046

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	9,116,990	$146,962,707	3,744,398	$64,210,251
Shares issued to shareholders in payment of distributions declared	141,718	2,351,102	18,212	295,395
Shares redeemed	(1,232,868)	(20,244,733)	(410,789)	(7,443,929)

Net change resulting from Class I Share transactions	8,025,840	$129,069,076	3,351,821	$57,061,717

Net change resulting from Fund Share transactions	2,748,566	$46,370,643	1,270,021	$19,474,335

	Growth Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	659,571	$12,677,474	1,651,657	$30,908,767
Shares issued to shareholders in payment of distributions declared	404,127	8,046,163	13,824	274,626
Shares redeemed	(10,346,001)	(203,723,845)	(4,739,930)	(91,478,959)

Net change resulting from Class A Share transactions	(9,282,303)	$(183,000,208)	(3,074,449)	$(60,295,566)

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	24,904	$470,293	192,416	$3,609,917
Shares issued to shareholders in payment of distributions declared	5,434	104,763	—	—
Shares redeemed	(87,748)	(1,644,348)	(120,949)	(2,253,341)

Net change resulting from Class C Share transactions	(57,410)	$(1,069,292)	71,467	$1,356,576

REGIONS MORGAN KEEGAN SELECT FUNDS

	Growth Fund, continued
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	9,802,688	$192,183,148	5,495,469	$104,046,050
Shares issued to shareholders in payment of distributions declared	58,892	1,171,368	1,304	26,318
Shares redeemed	(3,009,471)	(58,291,133)	(1,141,356)	(22,476,358)

Net change resulting from Class I Share transactions	6,852,109	$135,063,383	4,355,417	$81,596,010

Net change resulting from Fund Share transactions	(2,487,604)	$(49,006,117)	1,352,435	$22,657,020

	Core Equity Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	24,020	$491,965	37,870	$928,561
Shares issued to shareholders in payment of distributions declared	27,757	586,793	46,976	1,059,997
Shares redeemed	(77,793)	(1,555,559)	(103,666)	(2,458,347)

Net change resulting from Class A Share transactions	(26,016)	$(476,801)	(18,820)	$(469,789)

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	1	16	1	21
Shares redeemed	—	—	—	—

Net change resulting from Class C Share transactions	1	$16	1	$21

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	113,614	$2,312,899	166,812	$3,991,787
Shares issued to shareholders in payment of distributions declared	337,906	7,150,086	522,173	11,792,542
Shares redeemed	(2,194,091)	(42,870,178)	(1,504,132)	(35,187,879)

Net change resulting from Class I Share transactions	(1,742,571)	$(33,407,193)	(815,147)	$(19,403,550)

Net change resulting from Fund Share transactions	(1,768,586)	$(33,883,978)	(833,966)	$(19,873,318)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Mid Cap Value Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	434,416	$4,253,292	1,411,662	$15,936,671
Shares issued to shareholders in payment of distributions declared	199,504	2,040,928	117,701	1,273,524
Shares redeemed	(3,952,634)	(38,363,981)	(3,312,708)	(36,768,194)

Net change resulting from Class A Share transactions	(3,318,714)	$(32,069,761)	(1,783,345)	$(19,557,999)

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	26,960	$260,190	100,200	$1,098,548
Shares issued to shareholders in payment of distributions declared	1,449	14,328	1,868	19,743
Shares redeemed	(45,985)	(424,785)	(133,609)	(1,466,356)

Net change resulting from Class C Share transactions	(17,576)	$(150,267)	(31,541)	$(348,065)

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,382,479	$23,968,136	1,610,996	$17,958,704
Shares issued to shareholders in payment of distributions declared	34,203	350,239	17	186
Shares redeemed	(774,707)	(7,582,484)	(107,139)	(1,221,423)

Net change resulting from Class I Share transactions	1,641,975	$16,735,891	1,503,874	$16,737,467

Net change resulting from Fund Share transactions	(1,694,315)	$(15,484,137)	(311,012)	$(3,168,597)

	Value Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	554,526	$10,630,714	646,271	$12,172,657
Shares issued to shareholders in payment of distributions declared	130,429	2,627,177	82,085	1,540,871
Shares redeemed	(7,908,424)	(158,069,285)	(3,641,802)	(67,356,298)

Net change resulting from Class A Share transactions	(7,223,469)	$(144,811,394)	(2,913,446)	$(53,642,770)

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	15,989	$310,900	81,218	$1,507,291
Shares issued to shareholders in payment of distributions declared	1,161	23,488	—	—
Shares redeemed	(37,455)	(721,950)	(96,991)	(1,786,632)

Net change resulting from Class C Share transactions	(20,305)	$(387,562)	(15,773)	$(279,341)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Value Fund, continued
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	9,070,056	$178,646,146	1,721,958	$31,741,194
Shares issued to shareholders in payment of distributions declared	21,510	409,642	1,226	24,139
Shares redeemed	(1,246,897)	(23,747,164)	(224,344)	(4,408,035)

Net change resulting from Class I Share transactions	7,844,669	$155,308,624	1,498,840	$27,357,298

Net change resulting from Fund Share transactions	600,895	$10,109,668	(1,430,379)	$(26,564,813)

	Balanced Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	582,495	$9,329,812	1,167,965	$19,345,807
Shares issued to shareholders in payment of distributions declared	915,764	14,519,293	438,799	7,024,579
Shares redeemed	(8,601,856)	(135,272,888)	(2,841,848)	(46,980,396)

Net change resulting from Class A Share transactions	(7,103,597)	$(111,423,783)	(1,235,084)	$(20,610,010)

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	11,792	$194,851	386,005	$6,773,110
Shares issued to shareholders in payment of distributions declared	37,327	591,628	2,112	33,878
Shares redeemed	(180,583)	(2,863,526)	(40,652)	(680,555)

Net change resulting from Class C Share transactions	(131,464)	$(2,077,047)	347,465	$6,126,433

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	9,515,330	$149,797,671	37,600	$612,788
Shares issued to shareholders in payment of distributions declared	474	7,529	59	936
Shares redeemed	(598,134)	(9,622,690)	(57,475)	(929,414)

Net change resulting from Class I Share transactions	8,917,670	$140,182,510	(19,816)	$(315,690)

Net change resulting from Fund Share transactions	1,682,609	$26,681,680	(907,435)	$(14,799,267)

	Fixed Income Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	920,921	$8,837,292	1,708,474	$16,966,124
Shares issued to shareholders in payment of distributions declared	66,824	639,183	236,019	2,333,475
Shares redeemed	(5,983,365)	(57,065,866)	(8,926,582)	(88,880,708)

Net change resulting from Class A Share transactions	(4,995,620)	$(47,589,391)	(6,982,089)	$(69,581,109)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Fixed Income Fund, continued
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	61,395	$588,241	327,617	$3,212,641
Shares issued to shareholders in payment of distributions declared	2,621	25,045	5,022	49,287
Shares redeemed	(131,922)	(1,261,033)	(277,237)	(2,722,588)

Net change resulting from Class C Share transactions	(67,906)	$(647,747)	55,402	$539,340

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	5,607,818	$53,423,082	1,973,424	$19,580,874
Shares issued to shareholders in payment of distributions declared	16,707	157,899	8,794	86,616
Shares redeemed	(2,240,823)	(21,364,233)	(2,507,207)	(24,535,301)

Net change resulting from Class I Share transactions	3,383,702	$32,216,748	(524,989)	$(4,867,811)

Net change resulting from Fund Share transactions	(1,679,824)	$(16,020,390)	(7,451,676)	$(73,909,580)

	Limited Maturity Fixed Income Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	67,994	$591,828	210,859	$1,946,383
Shares issued to shareholders in payment of distributions declared	21,777	188,471	108,099	1,001,212
Shares redeemed	(1,774,412)	(15,015,730)	(3,318,054)	(30,912,222)

Net change resulting from Class A Share transactions	(1,684,641)	$(14,235,431)	(2,999,096)	$(27,964,627)

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,378	$11,979	229,597	$2,070,024
Shares issued to shareholders in payment of distributions declared	1,501	12,915	2,806	25,391
Shares redeemed	(114,945)	(987,696)	(106,798)	(958,842)

Net change resulting from Class C Share transactions	(112,066)	$(962,802)	125,605	$1,136,573

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	5
Shares redeemed	—	—	—	—

Net change resulting from Class I Share transactions	—	$—	—	$5

Net change resulting from Fund Share transactions	(1,796,707)	$(15,198,233)	(2,873,491)	$(26,828,049)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Intermediate Tax Exempt Bond Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	142,033	$1,355,393	1,171,999	$11,016,342
Shares issued to shareholders in payment of distributions declared	7,840	74,670	18,439	174,302
Shares redeemed	(1,783,436)	(17,000,807)	(1,087,556)	(10,283,788)

Net change resulting from Class A Share transactions	(1,633,563)	$(15,570,744)	102,882	$906,856

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	14,001	$133,553	409,583	$3,856,629
Shares issued to shareholders in payment of distributions declared	1,151	10,980	1,168	11,067
Shares redeemed	(253,902)	(2,438,721)	(75,203)	(710,266)

Net change resulting from Class C Share transactions	(238,750)	$(2,294,188)	335,548	$3,157,430

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	193,900	$1,849,972	61,957	$581,306
Shares issued to shareholders in payment of distributions declared	541	5,142	936	8,842
Shares redeemed	(157,225)	(1,501,772)	(270,902)	(2,566,716)

Net change resulting from Class I Share transactions	37,216	$353,342	(208,009)	$(1,976,568)

Net change resulting from Fund Share transactions	(1,835,097)	$(17,511,590)	230,421	$2,087,718

	Treasury Money Market Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	971,365,243	$971,365,243	2,506,725,015	$2,506,725,015
Shares issued to shareholders in payment of distributions declared	3,424,891	3,424,892	9,298,041	9,298,041
Shares redeemed	(1,237,406,090)	(1,237,406,090)	(2,346,455,324)	(2,346,455,324)

Net change resulting from Class A Share transactions	(262,615,956)	$(262,615,955)	169,567,732	$169,567,732

REGIONS MORGAN KEEGAN SELECT FUNDS

	Treasury Money Market Fund, continued
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	3,110,635	$3,110,635	1,789,258	$1,789,258
Shares issued to shareholders in payment of distributions declared	12,392	12,391	11,976	11,976
Shares redeemed	(2,536,160)	(2,536,160)	(357,577)	(357,577)

Net change resulting from Class I Share transactions	586,867	$586,866	1,443,657	$1,443,657

Net change resulting from Fund Share transactions	(262,029,089)	$(262,029,089)	171,011,389	$171,011,389

	Money Market Fund
	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	94,799,477	$94,799,477	173,656,658	$173,656,658
Shares issued to shareholders in payment of distributions declared	1,455,043	1,455,043	2,215,459	2,215,459
Shares redeemed	(96,902,244)	(96,902,244)	(115,882,062)	(115,882,062)

Net change resulting from Class A Share transactions	(647,724)	$(647,724)	59,990,055	$59,990,055

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	27,555,053	$27,555,053	136,082,658	$136,082,658
Shares issued to shareholders in payment of distributions declared	3,155	3,155	8,922	8,922
Shares redeemed	(27,068,473)	(27,068,473)	(137,165,491)	(137,165,491)

Net change resulting from Class I Share transactions	489,735	$489,735	(1,073,911)	$(1,073,911)

Net change resulting from Fund Share transactions	(157,989)	$(157,989)	58,916,144	$58,916,144

REGIONS MORGAN KEEGAN SELECT FUNDS

8	Federal Tax Information

Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for net operating losses, discount accretion/premium amortization on debt securities, real estate investment trust adjustments, paydown gains and losses and distribution reclassifications.

Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAVs per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

For the six months ended May 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
Balanced Fund	$11,742	$(11,742)
Fixed Income Fund	39,090	(39,090)
Limited Maturity Fixed Income Fund	(169)	169

Net investment income, net realized gains/(losses) and net assets were not affected by these reclassifications.

Capital Loss Carryforwards—As of November 30, 2007, the following Funds had capital loss carryforwards, which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Expiring in 2014	Expiring in 2015	Total
Fixed Income Fund	$—	$—	$—	$1,419,944	$209,164	$3,069,321	$10,886,766	$15,585,195
Limited Maturity Fixed Income Fund	—	—	433,974	2,704,075	1,268,755	1,335,125	2,440,081	8,182,010
Money Market Fund	2,572	54	18,234	24,650	149,661	13	2,890	198,074

For the fiscal year ended November 30, 2007, Growth Fund utilized capital loss carryforwards in the amount of $30,126,262, Value Fund utilized capital loss carryforwards in the amount of $16,715,995, and Treasury Money Market Fund utilized capital loss carryforwards in the amount of $124.

As of November 30, 2007, Fixed Income Fund and Money Market Fund had capital loss carryforwards of $214,873 and $31, respectively, subject to any applicable limitations on availability to offset future capital gains, if any, as the successor of a merger.

9	Investment Risk

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund invests primarily in municipal debt securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by economic developments in a specific state or region.

Regions Morgan Keegan Select Fixed Income Fund and Regions Morgan Keegan Select Limited Maturity Fixed Income Fund may invest in investment grade and below investment grade debt securities, including mortgage-backed

REGIONS MORGAN KEEGAN SELECT FUNDS

and asset-backed securities. Below investment grade debt securities, commonly known as “junk bonds,” involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables set forth information concerning the trustees and officers of the Funds. All persons named as trustees and officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the trustees who are “interested persons” of the Funds as defined by the 1940 Act by virtue of their positions with the Adviser, Morgan Keegan and/or Regions, the publicly held parent of the Adviser, or its other subsidiaries. The Statement of Additional Information for the Funds includes additional information about the Funds’ trustees and is available upon request, without charge, by calling the Funds toll-free at 877-757-7424.

TRUSTEES

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships held by Trustee

J. Kenneth Alderman* DOB 7/10/1952, Trustee, Since 2003 Chairman, Since 2008	Mr. Alderman has been President of Regions Morgan Keegan Trust and Vice-Chairman and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has been Executive Vice President of Regions Financial Corporation since 2000. He is a Certified Public Accountant and he holds the Chartered Financial Analyst designation.

Albert C. Johnson DOB 10/24/1944, Trustee, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as a Director of Hibbett Sports, Inc. since 2008 and Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He also was with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

James Stillman R. McFadden DOB 9/26/1957, Trustee, Since 2003	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002. He also has served as a director for several private companies since 1997.

W. Randall Pittman DOB 11/11/1953, Trustee, Since 2003	Mr. Pittman has been Vice President of Samford University since 2008. From 2002 to 2008, he was Chief Financial Officer of Emageon Inc. (healthcare information systems). From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller.

Mary S. Stone DOB 8/19/1950, Trustee, Since 2003	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She has served as Director of the Culverhouse School of Accountancy since 2004. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee. She is a Certified Public Accountant.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships held by Trustee

Archie W. Willis, III DOB 11/13/1957, Trustee, Since 2003	Mr. Willis has been President of Community Capital (financial advisory and real estate development) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001 and a Member of the Advisory Board of Tri-State Bank of Memphis since 2006.
(1)	The address of each trustee is c/o the Trust, 50 North Front Street, 21st Floor, Memphis, Tennessee 38103.

(2)	Each trustee serves until his or her resignation or retirement.

OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Brian B. Sullivan DOB 1/4/1955, President, Since 2006	Mr. Sullivan has served as President and Chief Investment Officer of Morgan Asset Management, Inc. since 2006. From 1999 to 2002 and from 2005 to 2007, Mr. Sullivan has served as President of AmSouth Asset Management, Inc., which merged into Morgan Asset Management, Inc. in late 2007. From 1996 to 1999 and from 2002 to 2005, Mr. Sullivan served as Vice President of AmSouth Asset Management, Inc. Since joining AmSouth Bank in 1982 through 1996, Mr. Sullivan served in various capacities including Equity Research Analyst and Chief Fixed Income Officer and was responsible for Employee Benefits Portfolio Management and Regional Trust Investments. He holds the Chartered Financial Analyst designation.

Thomas R. Gamble DOB 11/22/1942, Vice President, Since 2003	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

J. Thompson Weller DOB 4/2/1965, Treasurer, Since 2006 and Assistant Secretary, Since 2003	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995. Mr. Weller also served as a Business Systems Analyst in the Investment Information Division of Metropolitan Life Insurance Co. from 1991 to 1992. Mr. Weller was also with Arthur Andersen & Co. in 1988 and Andersen Consulting from 1989 to 1991.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Charles D. Maxwell DOB 5/14/1954, Secretary and Assistant Treasurer, Since 2003	Mr. Maxwell has been Executive Managing Director, Chief Financial Officer, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 2006. Mr. Maxwell previously served as Managing Director of Morgan Keegan & Company, Inc. from 1998 to 2006 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. from 1994 to 2006. Mr. Maxwell has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell also was with the accounting firm of Ernst & Young LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

Michele F. Wood DOB 4/29/1969, Chief Compliance Officer, Since 2006	Ms. Wood has been the Chief Compliance Officer of Morgan Asset Management, Inc. since 2006 and is also a Senior Vice President of Morgan Keegan & Company, Inc. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from 2002 to 2006. She was a Staff Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison LLP from 1997 to 2001.
(1)

The address of Messrs. Weller and Maxwell and Ms. Wood is 50 North Front Street, Memphis, Tennessee 38103. The address of Messrs. Sullivan and Gamble is 1901 6th Avenue North, 4th Floor, Birmingham, Alabama 35203.

(2)	Officers of the Funds are elected and appointed by the Board of Trustees and hold office until they resign, are removed or are otherwise disqualified to serve.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

Regions Morgan Keegan Select Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

■

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

■

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

■

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

■

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

■

We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any non-affiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled

SUPPLEMENTAL INFORMATION

circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access To Information

All of the Funds’ employees and agents must adhere to the Funds’ policy on confidentiality. Access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website

■

The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

■

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

■

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 877-757-7424.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

SUPPLEMENTAL INFORMATION

Changes To Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolio securities according to a set of policies and procedures approved by the Funds’ Board of Trustees. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 877-757-7424, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings as of the first and third quarters of their fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may obtain the Funds’ Form N-Q filings, without charge, by calling 877-757-7424 or you may view these filings by visiting the SEC’s website at www.sec.gov. The Funds’ last Form N-Q filing is available on the Funds’ website at www.rmkfunds.com. The Funds’ Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room. A description of the Funds’ policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2007, the amount of capital gain dividends designated by Mid Cap Growth Fund, Core Equity Fund, Mid Cap Value Fund and Balanced Fund were $45,152,575, $20,715,395, $3,021,142 and $5,336,883, respectively.

For the fiscal year ended November 30, 2007, 83.2%, 74.2% and 68.7% of the income dividends paid by Growth Fund, Value Fund and Balanced Fund, respectively, (1) qualified as “qualified dividend income,” which generally is subject to a maximum tax rate of 15%, for individual stockholders (complete information is reported on Form 1099-DIV) and (2) qualified for the dividends-received deduction available to corporate stockholders.

SUPPLEMENTAL INFORMATION

SERVICE PROVIDERS

INVESTMENT ADVISER Morgan Asset Management, Inc. 1901 6th Avenue North, 4th Floor Birmingham, Alabama 35203	SUB-ADVISER TO REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND Channing Capital Management, LLC 10 South LaSalle Street, Suite 2650 Chicago, Illinois 60603

CUSTODIAN Regions Bank 1901 6th Avenue North, 4th Floor Birmingham, Alabama 35203	LEGAL COUNSEL K&L Gates LLP 1601 K Street, N.W. Washington, DC 20006

ADMINISTRATOR, DISTRIBUTOR & TRANSFER AGENT Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, Tennessee 38103	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP One North Wacker Chicago, Illinois 60606

Shares of Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $2.5 billion in assets, the fund complex includes five equity funds, one balanced fund, two bond funds, one tax-exempt bond fund and two money market funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

]

Morgan Keegan & Company, Inc. is a full service broker dealer that provides personalized investment services to its clients from over 400 offices in 19 states. Please access our website at www.morgankeegan.com to locate the Morgan Keegan branch nearest you or contact us toll-free at 800-366-7426. Morgan Keegan & Company, Inc. is a wholly owned subsidiary of Regions Financial Corporation, a regional financial holding company (NYSE: RF).

Alabama
Arkansas
Florida
Georgia
Illinois
Indiana
Iowa
Kentucky
Louisiana
Maryland
Massachusetts
Mississippi
Missouri
New York
North Carolina
South Carolina
Tennessee
Texas
Virginia

Select FUNDS

Regions Morgan Keegan

Item 2. Code of Ethics.

Form N-CSR disclosure requirement is not applicable to filing for period covered by this report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement is not applicable to filing for period covered by this report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement is not applicable to filing for period covered by this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Fund.

Item 6. Schedule of Investments.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Fund.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Fund’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b)	The Fund’s certifying officers are not aware of any changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund):	Regions Morgan Keegan Select Funds

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan
President and Principal Executive Officer

Date:	August 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan
President and Principal Executive Officer

Date:	August 6, 2008

By (Signature and Title):	/s/ J. Thompson Weller
J. Thompson Weller
Treasurer and Principal Financial Officer

Date:	August 6, 2008